==========================================================================


                         SALE AND SERVICING AGREEMENT
                           Dated as of June 1, 1997

                                    between


                            FIRSTPLUS FUNDING TRUST
                                   (Issuer)


                           FIRSTPLUS FINANCIAL, INC.
                             (Seller and Servicer)


                                      and

                       FIRST BANK  NATIONAL ASSOCIATION
                              (Indenture Trustee)




                            FIRSTPLUS FUNDING TRUST
                              Asset-Backed Notes
                                 Series 1997A


==========================================================================

                               TABLE OF CONTENTS
                                                                       PAGE
                                                                       ----
                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01   Definitions........................................   1
     Section 1.02   Other Definitional Provisions......................  31
     Section 1.03   Determination of LIBOR.............................  32
     Section 1.04   Modifying the Minimum Spread Percent...............  32

                                  ARTICLE II

                          CONVEYANCE OF THE HOME LOANS

     Section 2.01   Conveyance of the Initial Home Loans...............  32
     Section 2.02   Conveyance of the Subsequent Home Loans;
                     Additional Note Principal Balances................  33
     Section 2.03   Ownership and Possession of Home Loan Files........  36
     Section 2.04   Books and Records..................................  36
     Section 2.05   Delivery of Home Loan Documents....................  36
     Section 2.06   Acceptance by Indenture Trustee of the Home
                      Loans; Certification by Custodian................  38

                                  ARTICLE III

                  REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 3.01   [RESERVED].........................................  40
     Section 3.02   Representations, Warranties and Covenants of
                      the Servicer and Seller..........................  40
     Section 3.03   Individual Home Loans..............................  42
     Section 3.04   Subsequent Home Loans..............................  48
     Section 3.05   Purchase and Substitution..........................  48

                                  ARTICLE IV

                ADMINISTRATION AND SERVICING OF THE HOME LOANS

     Section 4.01   Duties of the Servicer.............................  51
     Section 4.02   Liquidation of Home Loans..........................  53
     Section 4.03   Fidelity Bond; Errors and Omission Insurance.......  54
     Section 4.04   Title, Management and Disposition of Foreclosure
                      Property.........................................  54
     Section 4.05   Access to Certain Documentation and Information
                      Regarding the Home Loans.........................  55
     Section 4.06   Superior Liens.....................................  55
     Section 4.07   Subservicing.......................................  56
     Section 4.08   Successor Servicers................................  57

                              TABLE OF CONTENTS
                                 (continued)
                                                                       PAGE
                                                                       ----

     Section 4.09   Rule 144A Information..............................  57

                                  ARTICLE V

                        ESTABLISHMENT OF TRUST ACCOUNTS

     Section 5.01   Collection Account, Note Payment Account and Note
                      Principal Prepayment Account.....................  58
     Section 5.02   Claims Under Guaranty Policy.......................  61
     Section 5.03   [RESERVED].........................................  62
     Section 5.04   [RESERVED].........................................  62
     Section 5.05   [RESERVED].........................................  62
     Section 5.06   Capitalized Interest Account.......................  62
     Section 5.07   Reserve Fund.......................................  63
     Section 5.08   Trust Accounts; Trust Account Property.............  63
     Section 5.09   Allocation of Losses...............................  65
     Section 5.10   Advance Account....................................  66

                                  ARTICLE VI

             STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

     Section 6.01   Statements.........................................  66
     Section 6.02   Reports of Foreclosure and Abandonment of
                      Mortgaged Property...............................  70
     Section 6.03   Specification of Certain Tax Matters...............  70

                                  ARTICLE VII

                         GENERAL SERVICING PROCEDURES

     Section 7.01   Assumption Agreements..............................  70
     Section 7.02   Satisfaction of Mortgages and Release of Home
                      Loan Files.......................................  71
     Section 7.03   Servicing Compensation.............................  73
     Section 7.04   Quarterly Statements as to Compliance..............  73
     Section 7.05   Annual Independent Public Accountants' Servicing
                      Report...........................................  74
     Section 7.06   Right to Examine Servicer Records..................  74
     Section 7.07   Reports to the Indenture Trustee; Collection
                      Account Statements...............................  74

                                 ARTICLE VIII

                      REPORTS TO BE PROVIDED BY SERVICER

     Section 8.01   Financial Statements...............................  75

                              TABLE OF CONTENTS
                                 (continued)

                                                                       PAGE
                                                                       ----

                                   ARTICLE IX

           CERTAIN MATTERS RELATING TO THE SERVICER AND THE SELLER

     Section 9.01   Indemnification; Third Party Claims................  75
     Section 9.02   Merger or Consolidation of the Servicer............  76
     Section 9.03   Limitation on Liability of the Servicer and
                      Others...........................................  77
     Section 9.04   Servicer Not to Resign; Assignment.................  77
     Section 9.05   Relationship of Servicer to Issuer and the Seller..  78

                                   ARTICLE X

                                    DEFAULT

     Section 10.01  Events of Default..................................  78
     Section 10.02  Indenture Trustee to Act; Appointment of
                      Successor........................................  80
     Section 10.03  Waiver of Defaults.................................  82
     Section 10.04  Accounting Upon Termination of Servicer............  82

                                   ARTICLE XI

                           TERMINATION AND PREPAYMENT

     Section 11.01  Termination........................................  83
     Section 11.02  Optional Prepayment................................  83

                                  ARTICLE XII

                               CONVERSION EVENT

     Section 12.01  Conversion Event...................................  85
     Section 12.02  Rights of Majority Noteholders.....................  86
     Section 12.03  Payments Upon Sale of Trust Estate following
                      Conversion Event.................................  87
     Section 12.04  Duration of Article XII............................  88

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

     Section 13.01  Acts of Noteholders................................  88
     Section 13.02  Amendment..........................................  88
     Section 13.03  Recordation of Agreement...........................  89
     Section 13.04  Duration of Agreement..............................  90
     Section 13.05  Governing Law......................................  90

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                              TABLE OF CONTENTS
                                 (continued)

                                                                       PAGE
                                                                       ----

     Section 13.06  Notices............................................  90
     Section 13.07  Severability of Provisions.........................  91
     Section 13.08  No Partnership.....................................  91
     Section 13.09  Counterparts.......................................  91
     Section 13.10  Successors and Assigns.............................  91
     Section 13.11  Headings...........................................  91
     Section 13.12  Actions of Noteholders.............................  91
     Section 13.13  Reports to Rating Agencies.........................  92
     Section 13.14  Grant of Noteholder Rights to Note Insurer.........  93
     Section 13.15  Third Party Beneficiary............................  93
     Section 13.16  Suspension and Termination of Note Insurer's
                      Rights...........................................  93
     Section 13.17  Certain Notices....................................  94
     Section 13.18  No Petition........................................  94


                                   EXHIBITS

EXHIBIT A      Home Loan Schedule
EXHIBIT B-1    Form of Addition Notice
EXHIBIT B-2    Form of Subsequent Transfer Agreement
EXHIBIT C      Form of Conversion Notice
EXHIBIT D      Form of Note Principal Prepayment Notice
EXHIBIT E      Form of Issuer Request for Release Pursuant to Section 11.02(b)
EXHIBIT F      Form of Servicer's Monthly Remittance Report

     This Sale and Servicing Agreement is entered into effective as of June 1, 1997, between FIRSTPLUS FUNDING TRUST, a Delaware business trust (the "Issuer"), FIRSTPLUS FINANCIAL, INC., a Texas corporation ("FFI"), as Seller (in such capacity, the "Seller") and Servicer (in such capacity, the "Servicer") and First Bank National Association, a national banking association, as Indenture Trustee on behalf of the Noteholders (in such capacity, the "Indenture Trustee").

                             PRELIMINARY STATEMENT

     WHEREAS, the Issuer desires to purchase Home Loans which have been or will be originated or purchased by the Seller;

     WHEREAS, the Seller is willing to sell Home Loans to the Issuer; and

     WHEREAS, the Servicer is willing to service such Home Loans in accordance with the terms of this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

     Section 1.01  DEFINITIONS.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     ABS YIELD SPREAD: As of any date of determination, the greater of (i) the sum of the Composite Public ABS Yield Spread as of such date plus .10% and
(ii) 1.00%.

     ACCOUNTING DATE: With respect to any date during a given Regular Interest Accrual Period on which the Principal Balance of a Home Loan is calculated (for purposes of this definition, the "Calculation Date"), the last day of the calendar month immediately preceding the month in which such Regular Interest Accrual Period began; provided, however, that if the applicable Calculation Date is on or after the Determination Date in a given month and prior to the Payment Date in such month, the Accounting Date with respect to such Calculation Date shall be the last day of the immediately preceding calendar month; and provided further, however, that if the applicable Home Loan was not included in the Home Loan Pool as of the Accounting Date described above, the Accounting Date with respect to the Calculation Date for such Home Loan shall be the Cut-Off Date with respect to such Home Loan.


SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 1

     ADDITION NOTICE: With respect to a sale of Subsequent Home Loans to the Issuer and the related advance of an Additional Note Principal Balance pursuant to Section 2.02 of this Agreement, a notice from the Seller and the Issuer substantially in the form of EXHIBIT B-1 hereto.

     ADDITIONAL NOTE PRINCIPAL BALANCE:  As defined in Section 2.02(a).

     ADDITIONAL NOTE PRINCIPAL BALANCE DAILY INTEREST ACCRUAL AMOUNT: With respect to an Additional Note Principal Balance and a given day in the related Additional Note Principal Balance Interest Accrual Period, an amount equal to the product of (i) 1/360, (ii) LIBOR with respect to such Additional Note Principal Balance Interest Accrual Period plus the Margin and (iii) the unpaid amount of such Additional Note Principal Balance as of the end of such day.

     ADDITIONAL NOTE PRINCIPAL BALANCE INTEREST ACCRUAL PERIOD: With respect to a Payment Date and any Additional Note Principal Balance for which the related Advance Date occurred on or after the second preceding Determination Date and prior to the related Determination Date, the period from such Advance Date to the day immediately preceding such Payment Date.

     ADJUSTED AGGREGATE NOTE PRINCIPAL BALANCE: As of any date of determination, the Aggregate Note Principal Balance as of such date, reduced, if such date occurs during the period commencing on the Determination Date in a given month and ending on the day prior to the Payment Date in such month, by the Principal Payment Amount to be made on such Payment Date, as reported in the Servicer's Monthly Remittance Report with respect to such Payment Date.

     ADVANCE ACCOUNT:  The account established and maintained pursuant to
Section 5.10.

     ADVANCE DATE: With respect to an Additional Note Principal Balance, the date on which the Noteholders advance such Additional Note Principal Balance pursuant to the Note Purchase Agreement, as described in Section 2.02(a).

     ADVANCE PERIOD: The period commencing on the Closing Date and ending on the Advance Termination Date.

     ADVANCE TERMINATION DATE: The earliest to occur of (a) the date on which a Conversion Event occurs, (b) the Scheduled Advance Termination Date or (c) the date on which an "event of default" (as defined in the Revolving Credit Agreement) occurs.

     AFFILIATE: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     AGGREGATE MAXIMUM NOTE PRINCIPAL BALANCE:  $500,000,000.


SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 2

     AGGREGATE NOTE PRINCIPAL BALANCE: As of any date of determination, the aggregate of the Note Principal Balances as of such date.

     AGREEMENT: This Sale and Servicing Agreement and all amendments hereof and supplements hereto.

     ARRANGER:  The Industrial Bank of Japan, Limited, New York Branch.

     ASSIGNMENT EVENT: With respect to each Home Loan, the fifth Business Day following the earliest to occur of (i) the Conversion Date; (ii) the Servicer fails to satisfy the Net Worth Requirement; or (iii) the Note Insurer delivering a written request to the Seller to record the Assignments of Mortgage with respect to each Home Loan, with such request specifying that the
Note Insurer is making such request because the Note Insurer has determined, in its reasonable judgment, that such recordation is necessary to protect the Note Insurer's interest with respect to the Home Loans because (x) a Material Adverse Change has occurred with respect to the Seller, (y) the Note Insurer has been so advised by its counsel as a result of a change that occurred after the Closing Date in applicable law or the interpretation thereof or (z) the aggregate of the Principal Balances of all delinquent Home Loans for which all or any portion of a Monthly Payment is 30 or more days past due exceeds 5% of the Pool Principal Balance as of the Determination Date, and in any such case specifying the basis for such determination in reasonable detail. With respect to a particular Home Loan, the insolvency of the related Obligor.

     ASSIGNMENT OF MORTGAGE: With respect to each Home Loan, an assignment, notice of transfer or equivalent instrument, which, if recorded in the name of the Indenture Trustee, would be sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the transfer of the Mortgage with respect to such Home Loan to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer.

     AVAILABLE COLLECTION AMOUNT: With respect to a Payment Date, an amount equal to all funds on deposit in the Collection Account on the third Business Day prior to such Payment Date that represent amounts received on the Home Loans or required to be paid by the Servicer or the Seller during the related Due Period (exclusive of (i) any interest payments and proceeds therefrom representing interest received on or after the May 1, 1997 Cut-Off Date and prior to June 1, 1997 and (ii) any amount to be withdrawn by the Indenture Trustee from the Collection Account on such date pursuant to Section 5.01(d) of this Agreement) as reduced by any portion thereof that may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code.

     AVAILABLE PAYMENT AMOUNT: With respect to a Payment Date, the amount deposited in the Note Payment Account with respect to such Payment Date pursuant to Section 5.01(b)(2).

     AVERAGE AGGREGATE NOTE PRINCIPAL BALANCE: With respect to any Regular Interest Accrual Period, an amount, determined as of the Determination Date in such Regular Interest Accrual Period, equal to the quotient of (a) the sum of the Aggregate Note Principal Balances for each day during

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 3 such Regular Interest Accrual Period divided by (b) the number of days in such Regular Interest Accrual Period.

     BASE TREASURY YIELD: As of any date of determination, the greatest of the yields for the preceding day on U.S. treasury securities with a maturity of five years. The five-year yield will be equal to the historical closing yield set forth on Bloomberg Screen "GT5 Govt. HP", under "Generic Government Rate" as evidenced by a copy of such Bloomberg Screen.

     BASIC DOCUMENTS: The Declaration of Trust of the Issuer, the Indenture, this Agreement, the Insurance Agreement, the Custodial Agreement, the Note Purchase Agreement, and the Notes.

     BLOOMBERG SCREEN: The designated display screen on the Bloomberg Service (or such other screen or page as may replace that screen on that service for the purpose of displaying comparable rates); provided, that if such source is no longer available the Servicer shall obtain a successor source acceptable to the Majority Noteholders.

     BREAKAGE PAYMENT: With respect to a Note Principal Prepayment, an amount determined by the Servicer equal to the aggregate of the Breakage Payment Calculation Amounts with respect to each Noteholder and such Note Principal Prepayment; provided, however, that the Breakage Payment with respect to a Note Principal Prepayment that is made on a Payment Date shall be zero; and provided further, however, if the Issuer provides the Indenture Trustee and the Noteholders with a Note Principal Prepayment Notice with respect to such Note Principal Prepayment on or before the fourth Business Day prior to the Payment Date immediately preceding the date that the Principal Prepayment is made, and such Note Principal Prepayment is made on the Note Principal Prepayment Date and in the amount specified in such Note Principal Prepayment Notice, the Breakage Payment with respect to the such Note Principal Prepayment shall be zero; provided, however, that if such Note Principal Prepayment (or any portion thereof) is not made on such Note Principal Prepayment Date, the Issuer shall pay to the Noteholders the amount specified in Section 11.02(c).

     BREAKAGE PAYMENT CALCULATION AMOUNT: With respect to a Noteholder and a Note Principal Prepayment, the sum of (i) with respect to each portion of such Note Principal Prepayment to be paid to such Noteholder that represents a prepayment of an Additional Note Principal Balance on which interest is being accrued as of the related Note Principal Prepayment Date as provided in the definition of "Interest Payment Amount" (each, an "applicable Additional Note Principal Balance portion"), an amount equal to (a) the product of (1) the excess, if any, of LIBOR with respect to the applicable Additional Principal Balance Interest Accrual Period over the Reinvestment Rate with respect to such Note Principal Prepayment, (2) the amount of such applicable Additional Note Principal Balance portion and (3) the number of days from and including the related Note Principal Prepayment Date through the end of such Additional Note Principal Balance Interest Accrual Period divided by (b) 360, plus (ii) with respect to the portion of such Note Principal Prepayment to be paid to such Noteholder that represents a prepayment of a Prior Payment Date Note Principal Balance (an "applicable Prior Payment Date Note Principal Balance portion"), an amount equal to (a) the product of (1) the excess, if any, of LIBOR with respect to the related Regular Interest Accrual Period over the Reinvestment Rate with respect to such Note Principal Prepayment, (2) the amount of such

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 4
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applicable Prior Payment Date Note Principal Balance portion and (3) the number of days from and including the related Note Principal Prepayment Date through the end of such Regular Interest Accrual Period divided by (b) 360.

     BUSINESS DAY: Any day other than (i) a Saturday or Sunday or (ii) a day on which the Note Insurer and banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

     CAPITALIZED INTEREST ACCOUNT: An account established and maintained pursuant to Section 5.06.

     CAPITALIZED INTEREST ACCOUNT DEPOSIT: Initially, zero, and with respect to an Additional Note Principal Balance, the product of (a) a fraction the numerator of which is the number of days from and including the related Advance Date to but excluding the first Payment Date following such Advance Date and the denominator of which is 360, (b) the related Additional Note Principal Balance and (c) LIBOR with respect to the related Additional Note Principal Balance Interest Accrual Period plus the Margin.

     CLOSING DATE:  June 16, 1997.

     CODE: The Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

     COLLECTION ACCOUNT: An account established and maintained by the Servicer in accordance with Section 5.01(a)(1).

     COMBINATION LOAN: A loan, the proceeds of which were used by the Obligor in combination to finance property improvements and for debt consolidation or other purposes, and which are marketed by the Seller as "BusterPlus-TM- Loans."

     COMPOSITE PUBLIC ABS YIELD SPREAD: The average of the indicative spreads on a generic single tranche high ltv/debt consolidation loan asset-backed security that is rated in the highest rating category by a nationally recognized rating agency with a five year average life and a 25 year maturity, as computed by the Servicer based on indicative spreads supplied to the Servicer on each Determination Date, unless requested more frequently by the Arranger (or, if the ABS Yield Spread exceeds 1.50% on any Determination Date, on each Business Day thereafter until otherwise consented to by the Arranger) by at least three Acceptable Dealers. For purposes of this definition, an "Acceptable Dealer" shall be each of Banc One Capital Corporation, Merrill Lynch & Co., PaineWebber Incorporated, Bear, Stearns & Co. Inc., Prudential Securities, J.P. Morgan, CS First Boston, Greenwich Capital Markets and any other broker dealer approved in writing by the Arranger.

     CONVERSION DATE: The Business Day immediately following the day the Majority Noteholders deliver a Conversion Notice pursuant to Section 12.01, provided such Conversion Notice is delivered on or after the fifteenth Business Day following a Conversion Event. If such

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 5
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Conversion Notice is delivered prior to the fifteenth Business Day following a Conversion Event, the Conversion Date shall be the sixteenth Business Day following such Conversion Event. If no Conversion Notice is delivered by the Majority Noteholders, the Conversion Date shall be the day that is 180 days following the Conversion Event or if such day is not a Business Day, the next succeeding Business Day.

     CONVERSION EVENT:  The occurrence of any of the following events:

           (a) the ABS Yield Spread exceeds 1.50% for five consecutive Business Days.

           (b) on any four consecutive Business Days, the Maximum Note Interest Rate minus the sum of (i) the Base Treasury Yield and (ii) the ABS Yield Spread is less than .90%;

           (c) on any three consecutive Business Days, the amount by which (i) the Maximum Note Interest Rate as of the applicable Business Day exceeds
     (ii) LIBOR as of such Business Day plus the Margin, is less than .75%;

           (d) the failure of the Issuer to pay to the Noteholders, within three Business Days following any given Payment Date, the Facility Fee with respect to such Payment Date;

           (e) on any Business Day, the fair market price of the Home Loans (disregarding accrued interest and determined by the Servicer in its reasonable discretion) is less than 104% of the Pool Principal Balance as of such Business Day;

           (f) on the first Payment Date following the Scheduled Advance Termination Date, after giving effect to all payments to be made on such date, the Aggregate Note Principal Balance and all accrued and unpaid interest thereon has not been paid in full;

           (g) on the Business Day that is three Business Days after the rating on the Notes is decreased below "AAA" by S&P or "Aaa" by Moody's;

           (h) if, at the end of a given Due Period, either (w) the average age of the Home Loan Pool (weighted by Principal Balance) is greater than twelve months, (x) any Home Loan was originated more than sixteen months prior to the end of such Due Period, (y) more than 50% of the Home Loans (weighted by Principal Balance) have an age of more than 12 months and less than or equal to 16 months, or (z) more than 1.00% of the Home Loans (weighted by Principal Balance) have an age of more than 16 months;

           (i) the Seller fails to pay when due any amount payable hereunder or fails to make a deposit as required hereunder and such failure continues for two Business Days;

           (j) failure by the Seller duly to observe or perform, in any material respect, any covenant, obligation or agreement of the Seller as set forth in this Agreement (other than a

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 6 covenant, obligation or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), which failure continues unremedied for a period of 60 days after the earlier of (A) any officer of the Seller first acquiring knowledge thereof and (B) the Indenture Trustee giving written notice thereof to the Seller;

           (k) any representation or warranty of the Seller or the Servicer made in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith or any representation or warranty of the Issuer made in the Note Purchase Agreement proving to be incorrect in any material respect as of the time when the same shall have been made and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured for a period of 60 days after the earlier of (A) any officer of the Seller or Servicer first acquiring knowledge thereof and (B) the Indenture Trustee giving written notice thereof to the Seller or Servicer, as applicable; PROVIDED, HOWEVER, that the breach of any representation or warranty made by the Seller in
     Section 3.03 hereof with respect to any of the Home Loans shall not constitute a Conversion Event if the Seller repurchases such Home Loans or substitutes one or more Home Loans subject thereto for such Home Loans in accordance with Section 3.05;

           (l) the entry by a court or supervisory authority having jurisdiction of (A) a decree or order for relief in respect of the Seller in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging the Seller as bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Seller under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Seller or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

           (m) the commencement by the Seller of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent or the consent by the Seller to the entry of a decree or order for relief in respect of itself in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Seller, or the filing by the Seller of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Seller to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Seller or of any substantial part of its property, or the making by the Seller of an assignment for the benefit of creditors, or the Seller's failure to pay its debts generally as they become due, or the taking of corporate action by the Seller in furtherance of any such action; or

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 7

           (n) the occurrence and continuance of an Undeclared Event of Default; or

           (o) the occurrence and continuance of an Indenture Event of Default or an event that, disregarding the grant of the Noteholders' rights to the Note Insurer pursuant to Section 11.17 of the Indenture, would be deemed an Indenture Event of Default by the Noteholders.

     CONVERSION NOTICE: A written notice in the form of EXHIBIT C hereto delivered by the Majority Noteholders to the Indenture Trustee, the Servicer, the Issuer and the Note Insurer whereby the Majority Noteholders set a Conversion Date.

     CREDIT SCORE: A numerical assessment of a default risk with respect to an Obligor, based on a credit evaluation scoring methodology developed by Fair, Issac and Company.

     CREDIT SUPPORT FUNDING EVENT: A Conversion Event or, unless waived in writing by the Note Insurer and each Rating Agency, the occurrence and continuation of any of the following events:

          (a) the Required Overcollateralization Amount is ever greater than the Overcollateralization Amount;

          (b) on any Business Day, the Servicer fails to satisfy the Net Worth Requirement; or

          (c) if, at the end of a given Due Period (i) a Home Loan is a delinquent Home Loan with respect to which all or any portion of a Monthly Payment is 60 or more days past due or (ii) the aggregate of the Principal Balances of all delinquent Home Loans not referred to in clause (i) for which all or any portion of a Monthly Payment is 30 or more days past due exceeds 2% of the Pool Principal Balance as of the Determination Date following the end of such Due Period, the Issuer fails, on or before such Determination Date, to obtain a release of the lien of the Indenture or substitute for, in accordance with Section 2.9(c) of the Indenture (A) the Home Loans referred to in clause (i), if such Home Loan continues to have a portion of a Monthly Payment 60 or more days past due on such Determination Date and (B) Home Loans as referred to in clause (ii), such that the aggregate of the Principal Balances of all delinquent Home Loans as referred to in such clause (ii) as of such Determination Date is less than or equal to 2% of the Pool Principal Balance as of such Determination Date.

     CREDIT SUPPORT REDUCTION DATE:  The Payment Date occurring on the later of
(i) the 36th Payment Date following the most recent date on which a Credit Support Funding Event occurred or (ii) the Payment Date on which the Pool Principal Balance is equal to or less than 50% of the Pool Principal Balance as of the most recent date on which a Credit Support Funding Event occurred.

     CUMULATIVE DEFAULT PERCENTAGE: With respect to any date of determination, the ratio of (a) the sum of the Net Defaulted Loan Losses with respect to each Payment Date on or after the date of

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 8 the most recent occurrence of a Credit Support Funding Event to (b) the Pool Principal Balance as of the date of the most recent occurrence of a Credit Support Funding Event.

     CUSTODIAL AGREEMENT: The custodial agreement dated June 16, 1997 by and among FFI, as the Seller and the Servicer, the Issuer, the Indenture Trustee, and Bank One, Texas, National Association, as the Custodian, and any subsequent custodial agreement, in similar form and substance, providing for the retention of the Home Loan Files by the Custodian on behalf of the Indenture Trustee.

     CUSTODIAN: Any custodian acceptable to the Note Insurer and appointed by the Indenture Trustee pursuant to the Custodial Agreement, which shall not be affiliated with the Servicer, any Subservicer or the Seller. Bank One, Texas, National Association, shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

     CUT-OFF DATE: With respect to the Initial Home Loans, the close of business on May 1, 1997, and with respect to each Subsequent Home Loan, the close of business on the date specified as such in the applicable Subsequent Transfer Agreement.

     DEBT CONSOLIDATION LOAN: A loan, the proceeds of which were primarily used by the related Obligor for debt consolidation purposes or purposes other than to finance property improvements and which are marketed by the Seller as "DebtBuster Loans".

     DEBT INSTRUMENT: With respect to a Home Loan, the note or other evidence of indebtedness evidencing the indebtedness of an Obligor under a Home Loan.

     DEBT RATIO: With respect to a Home Loan, the total outstanding indebtedness of the related Obligor divided by the total income of such Obligor, as calculated pursuant to the underwriting guidelines of the Seller in effect at the time of the origination of such Home Loan.

     DEFAULT RATE: With respect to a Payment Date, the ratio of (a) 12 times the Net Defaulted Loan Losses with respect to such Payment Date to (b) the Pool Principal Balance as of the beginning of the related Due Period.

     DEFAULTED HOME LOAN: With respect to the calculation of the Required Credit Support Multiple or the waiver or modification of a Home Loan pursuant to Section 4.01(c), during a Due Period, any Home Loan, including without limitation any Liquidated Home Loan, with respect to which any of the following occurs: (a) foreclosure or similar proceeding has been commenced; (b) any portion of a Monthly Payment has become 180 days past due by the related Obligor; or (c) the Servicer or any Subservicer has determined in good faith and in accordance with customary servicing practices that such Home Loan is uncollectible; provided, further, that (i) any Defaulted Home Loan that is released from the lien of the Indenture or substituted for pursuant to
Section 2.9(c) of the Indenture at any time after the date of the occurrence of the most recent Credit Support Funding Event, if any, and during the continuance thereof, and any Defaulted Home Loan that is modified, waived or varied pursuant to Section 4.01(c), shall continue to be included in the calculation of the

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 9

Required Credit Support Multiple and (ii) any Defaulted Home Loan that is (A) repurchased or substituted for at any time pursuant to Section 3.05(a) or (B) released from the lien of the Indenture or substituted for prior to the date of the occurrence of a Credit Support Funding Event, if any, pursuant to
Section 2.9(c) of the Indenture, shall not continue to be included in the calculation of the Required Credit Support Multiple.

     DEFECTIVE HOME LOAN:  As defined in Section 3.05(a) hereof.

     DEFICIENCY AMOUNT: As of any Payment Date, the amount by which (i) the sum of the Interest Payment Amount with respect to such Payment Date and the Principal Payment Amount with respect to such Payment Date exceeds (ii) (a) the amount deposited in the Note Payment Account pursuant to Section 5.01(b)(2) minus (b) the amount referred to in clause (i) of Section 5.01(c) with respect to such Payment Date.

     DELETED HOME LOAN: A Home Loan replaced by or to be replaced by a Qualified Substitute Home Loan pursuant to Section 3.05 hereof or
Section 2.9(c) of the Indenture.

     DELINQUENCY RATE (30 DAY):  With respect to a Payment Date, the ratio of
(a) the aggregate of the Principal Balances for all Home Loans as of the related Determination Date which were 30 or more days delinquent as of the last day of the preceding Due Period to (b) the Pool Principal Balance as of the related Determination Date.

     DELINQUENCY RATE (60 DAY):  With respect to a Payment Date, the ratio of
(a) the aggregate of the Principal Balances of all Home Loans as of the related Determination Date which were 60 or more days delinquent as of the last day of the preceding Due Period, to (b) the Pool Principal Balance as of the related Determination Date.

     DELIVERY:  When used with respect to Trust Account Property means:

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof by physical delivery to the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee or its nominee or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security to the Indenture Trustee in accordance with the provisions of Section 8-301(a) of the UCC, and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of or a security interest in any such Trust Account Property to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 10 regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the
     UCC: the crediting of such Trust Account Property to a securities account maintained with a Federal Reserve Bank by a securities intermediary; the indication by such securities intermediary that such Trust Account Property has been credited to the Indenture Trustee's securities account at the securities intermediary; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of or a security interest in any such Trust Account Property to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (c) with respect to any Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Indenture Trustee or another Person (other than "securities intermediary" (as defined in Section 8-102 of the UCC)) acting on behalf of the Indenture Trustee.

     DETERMINATION DATE: With respect to a Payment Date in a given month, the day of such month which is four (4) Business Days prior to such Payment Date.

     DUE DATE: The day of the month on which the Monthly Payment is due from the Obligor on a Home Loan.

     DUE PERIOD: With respect to the initial Payment Date, the two calendar months immediately preceding the month in which such initial Payment Date occurs, and with respect to each other Payment Date, the one calendar month immediately preceding the month in which such Payment Date occurs.

     ELIGIBLE ACCOUNT:  At any time, an account which is any of the following:
(i) an account maintained with a depository institution (A) the long-term debt obligations of which are at such time rated by each Rating Agency in one of their two highest long-term rating categories, or (B) the short-term debt obligations of which are then rated by each Rating Agency in their highest short-term rating category; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Indenture Trustee and the Issuer, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) an account that will not cause any Rating Agency to downgrade or withdraw its then-current rating(s) assigned to the Notes, as evidenced in writing by such Rating Agency. (Each reference in this definition of "Eligible Account" to the Rating Agency shall be construed as a reference to Standard & Poor's and Moody's.)

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 11

     ELIGIBLE SERVICER: A Person who is qualified to act as Servicer of the Home Loans under applicable federal and state laws and regulations and who satisfies the criteria of Section 9.04(b) hereof.

     EVENT OF DEFAULT:  As described in Section 10.01 hereof.

     FACILITY FEE:  As defined in the Letter Agreement.

     FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

     FFI: FIRSTPLUS FINANCIAL, INC., a Texas corporation, and its successors and permitted assigns.

     FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

     FINAL SCHEDULED PAYMENT DATE:  The Payment Date occurring in December
2024.

     FNMA: The Federal National Mortgage Association and any successor thereto.

     FORECLOSURE PROPERTY: Any real property or personal property securing a Home Loan that has been acquired by the Servicer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Home Loan.

     GUARANTEED PAYMENT: With respect to the Guaranty Policy, the sum of (i) as of any Payment Date, any Deficiency Amount and (ii) any unpaid Preference Amount. In no event shall the Guaranteed Payment include (i) any Breakage Payment or (ii) any shortfall or loss resulting to the Noteholders in connection with a sale of the Trust Estate in accordance with Section 12.03 of the Sale and Servicing Agreement.

     GUARANTY INSURANCE PREMIUM: With respect to a Payment Date, the premium, payable monthly, that is specified in the Commitment Letter issued by the Note Insurer with respect to the Notes.

     GUARANTY INSURANCE PREMIUM PERCENTAGE: As specified in the Insurance Agreement.

     GUARANTY POLICY. That certain financial guaranty insurance policy for the Notes, number 24039 dated June 16, 1997, and issued by the Note Insurer to the Indenture Trustee and guaranteeing payment of Guaranteed Payments.

     HOLDER: A holder of a Note; provided that the exercise of any rights by such holder shall be subject to Section 13.14 hereof and Section 11.17 of the Indenture.

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 12

     HOME LOAN: A Debt Consolidation Loan or Combination Loan that is included in the Home Loan Pool. As applicable, a Home Loan shall be deemed to refer to the related Debt Instrument, Mortgage, and any related Foreclosure Property.

     HOME LOAN FILE:  As defined in Section 2.05.

     HOME LOAN INTEREST RATE: With respect to a Home Loan, the fixed annual rate of interest borne by a Debt Instrument, as shown on the related Home Loan Schedule as the same may be modified by the Servicer in accordance with Section 4.01(c) hereof.

     HOME LOAN POOL: Initially, the Initial Home Loans, and thereafter, as of any date, all of the Home Loans that are subject to the lien of the Indenture as of such date, as identified in the Home Loan Schedule.

     HOME LOAN SCHEDULE: The schedule of Initial Home Loans attached hereto as EXHIBIT A, together with any schedule of Subsequent Home Loans attached to a Subsequent Transfer Agreement, each as amended from time to time pursuant to the terms of this Agreement, such schedules identifying each Home Loan by address of the related Mortgaged Property, if any, and the name(s) of each Obligor and setting forth as to each Home Loan the following information: (i) the Principal Balance as of the applicable Cut-Off Date, (ii) the account number, (iii) the original principal amount, (iv) the Due Date, (v) the Home Loan Interest Rate, (vi) the first date on which a Monthly Payment is due under the related Debt Instrument, (vii) the Monthly Payment, (viii) the maturity date of the related Debt Instrument, and (ix) the remaining number of months to maturity as of the applicable Cut-Off Date.

     INDENTURE: The Indenture, dated as of June 1, 1997, between the Issuer and the Indenture Trustee.

     INDENTURE EVENT OF DEFAULT:  The events of default described in Section
5.1 of the Indenture.

     INDENTURE TRUSTEE: First Bank National Association, a national banking association, as Indenture Trustee under the Indenture and this Agreement acting on behalf of the Noteholders, or any successor indenture trustee under the Indenture or this Agreement.

     INDENTURE TRUSTEE FEE: The monthly fee payable to the Indenture Trustee on each Payment Date in the amount of $833.33.

     INDENTURE TRUSTEE'S CERTIFICATE: A certificate prepared by the Indenture Trustee and delivered to the Noteholders, the Note Insurer, the Arranger, the Issuer and the Servicer no later than three (3) Business Days before each Payment Date, which certificate sets forth the Note Principal Balance with respect to each Note and the Aggregate Note Principal Balance, each as of the Determination Date immediately preceding such Payment Date.

     INDENTURE TRUSTEE'S HOME LOAN FILE:  As defined in Section 2.05(d).

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 13

     INITIAL HOME LOAN: An individual Home Loan that is conveyed to the Issuer pursuant to this Agreement on the Closing Date, together with the rights and obligations of a holder thereof and principal payments thereon and proceeds therefrom representing principal received on or after the May 1, 1997 Cut-Off Date and interest payments thereon and proceeds therefrom representing interest received on or after June 1, 1997. The Initial Home Loans subject to this Agreement being identified on the Home Loan Schedule annexed hereto as EXHIBIT A.

     INSURANCE AGREEMENT: The Insurance and Indemnification Agreement, dated as of June 1, 1997, among the Note Insurer, the Servicer, the Seller, the Issuer, FIRSTPLUS FINANCIAL GROUP, INC., as Guarantor, and the Indenture Trustee.

     INSURANCE PROCEEDS: With respect to any Home Loan, the proceeds paid to the Servicer by any insurer pursuant to any insurance policy covering a Home Loan, Mortgaged Property or Foreclosure Property or any other insurance policy that relates to a Home Loan, net of any expenses which are incurred by the Servicer in connection with the collection of such proceeds and not otherwise reimbursed to the Servicer, other than Guaranteed Payments and proceeds of any insurance policy that are to be applied to the restoration or repair of the Mortgaged Property or released to the Obligor in accordance with customary mortgage loan servicing procedures applicable to the respective loan type, including Debt Consolidation Loans and Combination Loans.

     INTEREST CARRYOVER SHORTFALL: With respect to the initial Payment Date, zero; with respect to each subsequent Payment Date, the excess, if any, of (i) the Monthly Interest Payment Amount with respect to the preceding Payment Date plus any Interest Carryover Shortfall not previously paid with respect to such Payment Date over (ii) the amount in respect of interest on the Notes that was actually paid on the Notes on such preceding Payment Date.

     INTEREST PAYMENT AMOUNT: With respect to each Payment Date, the sum of the Monthly Interest Payment Amount for such Payment Date and the Interest Carryover Shortfall, if any, for such Payment Date.

     ISSUER: FIRSTPLUS FUNDING TRUST, a Delaware business trust, and its successors and permitted assigns.

     ISSUER SPECIAL PURPOSE ACCOUNT: That certain Eligible Account established by the Issuer and maintained with the Indenture Trustee entitled "Issuer Special Purpose Account, FIRSTPLUS FUNDING TRUST Asset-Backed Notes, Series 1997A."

     LETTER AGREEMENT: That certain Letter Agreement dated as of June 16, 1997 by and between the Arranger, FFI, the Issuer and the Indenture Trustee.

     LIBOR: With respect to (i) an Additional Note Principal Balance Interest Accrual Period or a Regular Interest Accrual Period, as applicable, the applicable London interbank offered rate for one-month United States dollar deposits determined on the related LIBOR Determination Date for such Additional Note Principal Balance Interest Accrual Period or Regular Interest Accrual Period,

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 14 as applicable, in accordance with the provisions of Section 1.03, provided, however, that LIBOR with respect to the Regular Interest Accrual Period with respect to the first Payment Date shall be 5.6875%, and (ii) with respect to each Business Day, such rate determined on such Business Day in accordance with the provisions of Section 1.03.

     LIBOR DETERMINATION DATE: With respect to (i) an Additional Note Principal Balance Interest Accrual Period or Regular Interest Accrual Period, as applicable, the second London Business Day prior to the commencement of such Additional Note Principal Balance Interest Accrual Period or Regular Interest Accrual Period, as applicable, or (ii) any other Business Day, such Business Day or the previous Business Day if such Business Day is not a London Business Day.

     LIQUIDATED HOME LOAN: Any defaulted Home Loan or Foreclosure Property in respect of a Home Loan on which a Monthly Payment is in excess of 30 days past due and as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to collect have been recovered from or on account of such defaulted Home Loan or the related Foreclosure Property; provided that, in any event, such defaulted Home Loan or the related Foreclosure Property shall be deemed uncollectible and therefore deemed a Liquidated Home Loan upon the earlier of: (a) the liquidation of the related Foreclosure Property, (b) the determination by the Servicer in accordance with customary servicing practices that no further amounts are collectible from such defaulted Home Loan or the related Foreclosure Property, or (c) the date on which any portion of a Monthly Payment on any Home Loan is in excess of 300 days past due.

     LIQUIDATION PROCEEDS: With respect to a Liquidated Home Loan, any cash amounts received in connection with the liquidation of such Liquidated Home Loan, whether through trustee's sale, foreclosure sale or other disposition, and any other amounts required to be deposited in the Collection Account pursuant to Section 4.02 or 4.04, in each case other than Post-Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds.

     LOAN SALE AGREEMENT: Individually or collectively, as the context in which this term is used may require, each loan sale agreement entered into by the Seller, as purchaser, pursuant to which the Seller has acquired any of the Home Loans and which shall include all of the rights and benefits of the Seller thereunder with respect to such Home Loans, subject to any limitations thereunder regarding assignment by the Seller.

     LONDON BUSINESS DAY: Any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

     MAJORITY NOTEHOLDERS: Subject to Section 13.14 hereof and Section 11.17 of the Indenture, at any given time, the Holder or Holders of Outstanding Notes representing more than 50% of the Outstanding Amount.

     MARGIN:  As defined in the Letter Agreement.

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 15

     MATERIAL ADVERSE CHANGE: In respect of any Person, a material adverse change in (i) the business, financial condition, results of operations or properties of such Person or (ii) the ability of such Person to perform its obligations under any of the Basic Documents.

     MAXIMUM NOTE PRINCIPAL BALANCE: With respect to each Note, that portion of the Aggregate Maximum Note Principal Balance represented by such Note, which may be determined by multiplying the Percentage Interest of such Note by the Aggregate Maximum Note Principal Balance.

     MAXIMUM NOTE INTEREST RATE: As of any date of determination, the average of the Home Loan Interest Rates (weighted by Principal Balance) of each Home Loan in the Home Loan Pool minus the sum of (i) the then-applicable Minimum Spread Percent, (ii) the Guaranty Insurance Premium Percentage, and (iii) the Servicing Fee Percentage.

     MINIMUM SPREAD PERCENT:  The percent specified by the Issuer pursuant to
Section 1.04.

     MONTHLY INTEREST PAYMENT AMOUNT: With respect to each Payment Date on or prior to a date on which a Conversion Event occurs, the lesser of (I) the sum of (A) the product of (i) a fraction, the numerator of which is the number of days in the related Regular Interest Accrual Period and the denominator of which is 360, (ii) the Maximum Note Interest Rate as of the related Determination Date and (iii) the Average Aggregate Note Principal Balance for such Regular Interest Accrual Period plus (B) for each Additional Note Principal Balance for which the related Advance Date occurred on or after the second preceding Determination Date and prior to the Payment Date immediately following such second preceding Determination Date (the "prior Payment Date"), interest accrued on such Additional Principal Balance at the Maximum Note Interest Rate for the period from such Advance Date to the day immediately preceding such prior Payment Date and (II) the sum of (A) for each Additional Note Principal Balance for which the related Advance Date occurred on or after the second preceding Determination Date and prior to the related Determination Date, (x) the sum of the related Additional Note Principal Balance Daily Interest Accrual Amounts for each day in such Additional Note Principal Balance Interest Accrual Period minus (y) the amount of any accrued interest on such Additional Note Principal Balance which has been paid or deposited in the Note Principal Prepayment Account in connection with a Note Principal Prepayment pursuant to Section 11.02 plus (B) (x) the sum of the related Prior Payment Date Note Principal Balance Daily Interest Accrual Amounts for each day in the related Regular Interest Accrual Period minus (y) the amount of any accrued interest on such Prior Payment Date Note Principal Balance which has been paid or deposited in the Note Principal Prepayment Account in connection with a Note Principal Prepayment pursuant to Section 11.02. With respect to the first Payment Date following the date on which a Conversion Event occurs, the sum of
(i) for each Additional Note Principal Balance for which the related Advance Date occurred on or after the second preceding Determination Date and prior to the Payment Date immediately following such second preceding Determination Date, the sum of the related Additional Note Principal Balance Daily Interest Accrual Amounts for each day from such Advance Date to the day immediately preceding

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 16 the day on which such Conversion Event occurred, plus (ii) the sum of the related Prior Payment Date Note Principal Balance Daily Interest Accrual Amounts for each day from the preceding Payment Date to the day immediately preceding the day on which such Conversion Event occurred, plus (iii) the product of (x) a fraction, the numerator of which is the number of days from and including the date on which such Conversion Event occurred to the day immediately preceding such Payment Date, and the denominator of which is 30,
(y) the Maximum Note Interest Rate as of the date such Conversion Event occurred, and (z) the Aggregate Note Principal Balance as of the date such Conversion Event occurred. With respect to each Payment Date after the first Payment Date following the date on which a Conversion Event occurs, 1/12 of the product of (A) the Maximum Note Interest Rate as of the date such Conversion Event occurred and (B) the Aggregate Note Principal Balance as of the end of the Payment Date that is the first day of the related Regular Interest Accrual Period.

     MONTHLY PAYMENT: The scheduled monthly payment of principal and/or interest required to be made by an Obligor on the related Home Loan, as set forth in the related Debt Instrument.

     MOODY'S:  Moody's Investors Service, Inc. or any successor thereto.

     MORTGAGE: The mortgage, deed of trust or other security instrument creating a lien in accordance with applicable law on a Mortgaged Property to secure the Debt Instrument which evidences a Home Loan.

     MORTGAGED PROPERTY: The property (real, personal or mixed) encumbered by the Mortgage which secures the Debt Instrument evidencing a Home Loan.

     MORTGAGED PROPERTY STATES: Each state in which any Mortgaged Property securing an Initial Home Loan is located as set forth in the Home Loan Schedule, and any other state wherein a Mortgaged Property securing any Subsequent Home Loan may be located as set forth in the Home Loan Schedule.

     NET LIQUIDATION PROCEEDS: Liquidation Proceeds net of any reimbursements to the Servicer made therefrom for any unreimbursed Servicing Advances made and any other fees and expenses paid in connection with the foreclosure, conservation and liquidation of the related Home Loan or Foreclosure Property pursuant to Sections 4.02 and 4.04 hereof.

     NET DEFAULTED LOAN LOSSES: With respect to a Payment Date, the sum of (A) with respect to the Home Loans that became Defaulted Home Loans during the immediately preceding Due Period, an amount (but not less than zero) determined as of the related Determination Date equal to:

     (i) the aggregate Principal Balances of such Defaulted Home Loans as of the related Determination Date and without the application of any amounts included in clause (ii) below, minus

     (ii) the sum of the aggregate amount of any recoveries attributable to principal from whatever source received during any Due Period, with respect to Liquidated Home Loans, including any subsequent Due Period, and including without limitation any Net Liquidation Proceeds, any Insurance Proceeds, any Released Mortgaged Property

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 17

          Proceeds, any payment from the related Obligor and any payments made pursuant to Section 3.05 or Section 2.9 of the Indenture less the amount of any expenses incurred in connection with such recoveries; and

(B) with respect to any Defaulted Home Loan that is subject to a modification by the Servicer, an amount equal to the portion of the Principal Balance, if any, released in connection with such modification.

     NET LOAN LOSSES: With respect to a Payment Date, the sum of (A) with respect to the Home Loans that became Liquidated Home Loans during the immediately preceding Due Period, an amount (but not less than zero) determined as of the related Determination Date equal to:

     (i) the aggregate uncollected Principal Balances of such Liquidated Home Loans as of the related Determination Date and without the application of any amounts included in clause (ii) below, minus

     (ii) the aggregate amount of any recoveries attributable to principal from whatever source received during any Due Period, with respect to such Liquidated Home Loans, including any subsequent Due Period, and including without limitation any Net Liquidation Proceeds, any Insurance Proceeds, any Released Mortgaged Property Proceeds, any payments from the related Obligor and any payments made pursuant to
           Section 3.05 or Section 2.9 of the Indenture less the amount of any expenses incurred in connection with such recoveries; and

(B) with respect to any Defaulted Home Loan that is subject to a modification by the Servicer, an amount equal to the portion of the Principal Balance, if any, released in connection with such modification.

     NET WORTH REQUIREMENT: As reported in each fiscal year end audited financial statement of the Servicer, prepared in accordance with GAAP, the Servicer's consolidated Tangible Net Worth shall not be less than $130,000,000 plus 50% of the cumulative after-tax net income since March 31, 1997, such cumulative amount being calculated without any offset or reduction for net losses incurred during any period since March 31, 1997.

     NOTE INSURER: MBIA Insurance Corporation, as issuer of the Guaranty Policy, and its successors and assigns.

     NOTE INSURER COMMITMENT:  As defined in Section 3.04(a) hereof.

     NOTE INSURER DEFAULT: The failure of the Note Insurer to make payments under the Guaranty Policy, if such failure has not been remedied within ten
(10) days of notice thereof, or the entry of an order or decree with respect to the Note Insurer in any insolvency or bankruptcy proceedings which remain unstayed or undischarged for 90 days.

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 18

     NOTE INSURER REIMBURSEMENT AMOUNT:  At any time, an amount owed to the
Note Insurer for any unreimbursed Guaranteed Payments made under the Guaranty Policy, together with interest thereon at the rate specified in the Insurance Agreement and any other amounts then owing to the Note Insurer under the Insurance Agreement, which have not previously been reimbursed.

     NOTE PAYMENT ACCOUNT: An account established and maintained pursuant to clause (i) of Section 5.01(a)(2).

     NOTE PRINCIPAL BALANCE: With respect to a Note, as of any date of determination, the original principal balance of such Note, as increased by any Additional Note Principal Balances previously allocated to such Note pursuant to Section 2.02(a), and as reduced by all amounts previously paid on such Note in reduction of the principal balance of such Note.

     NOTE PRINCIPAL PREPAYMENT: A prepayment of all or part of principal of the Notes made by the Issuer pursuant to Section 11.02.

     NOTE PRINCIPAL PREPAYMENT ACCOUNT: An account established and maintained pursuant to clause (ii) of Section 5.01(a)(2).

     NOTE PRINCIPAL PREPAYMENT DATE: Any Business Day on which the Issuer proposes to make a Note Principal Prepayment as provided in Section 11.02(a), as specified in the related Note Principal Prepayment Notice; provided, however, that the Issuer may not make a Note Principal Prepayment on any date in a given month during the period from and including the Determination Date in such month to and including the day prior to the related Payment Date.

     NOTE PRINCIPAL PREPAYMENT NOTICE: With respect to a Note Principal Prepayment, a notice from the Issuer in the form of EXHIBIT D hereto.

     NOTE PURCHASE AGREEMENT:  The Note Purchase Agreement, dated as of
June 16, 1997, among the Issuer, FIRSTPLUS FINANCIAL, INC. and Working Capital Management Co. L.P.

     NOTEHOLDER: A holder of a Note; provided that the exercise of any rights by such holder shall be subject to Section 13.14 hereof and Section 11.17 of the Indenture.

     NOTES: The Issuer's Asset-Backed Notes, Series 1997A, issued pursuant to the Indenture.

     OBLIGOR:  Each obligor on a Debt Instrument.

     OFFICER'S CERTIFICATE: A certificate delivered to the Indenture Trustee or the Issuer signed by the President or a Vice President or an Assistant Vice President of the Seller, the Servicer or the Issuer, in each case, as required by this Agreement.

     OVERCOLLATERALIZATION AMOUNT: As of any date of determination, the excess, if any, of (i) the Pool Principal Balance, plus any amount on deposit in the Note Principal Prepayment Account

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 19 representing a Note Principal Prepayment, plus the Reserve Fund Balance, plus any amounts on deposit in the Collection Account that represent (a) the principal portion of the Purchase Price with respect to any Home Loan that has been purchased by the Seller pursuant to Section 3.05(a) or released from the lien of the Indenture pursuant to Section 2.9(c) of the Indenture or (b) the principal portion of the Substitution Adjustment with respect to any Qualified Substitute Home Loan substituted for a Home Loan by the Seller pursuant to Section 3.05(a) or by the Issuer pursuant to Section 2.9(c) of the Indenture, each as of such date, over (ii) the Adjusted Aggregate Note Principal Balance as of such date.

     OVERCOLLATERALIZATION BASE PERCENT REQUIREMENT:



                                                    Overcollateralization
                 Minimum Spread Percent           Base Percent Requirement
                 ----------------------           ------------------------
                         6.00%                            3.55%
                         5.00%                            6.15%
                         4.50%                            7.45%
                         4.25%                            8.15%
                         4.00%                            8.80%
                         3.75%                            9.45%
                         3.55%                           10.00%
                         3.00%                           11.50%

     OVERCOLLATERALIZATION TARGETED PERCENT REQUIREMENT:


                                                   Overcollateralization
                 Minimum Spread Percent         Targeted Percent Requirement
                 ----------------------         ----------------------------
                         6.00%                            9.35%
                         5.00%                           11.40%
                         4.50%                           12.45%
                         4.25%                           12.95%
                         4.00%                           13.50%
                         3.75%                           14.00%
                         3.55%                           14.45%
                         3.00%                           15.65%

     PAYMENT DATE: The 15th day of any month or if such 15th day is not a Business Day, the first Business Day immediately following such day, commencing in July 1997.

     PERCENTAGE INTEREST: With respect to each Note, the percentage rounded to five decimal places, equivalent to a fraction the numerator of which is the Note Principal Balance of such Note and the denominator of which is the Aggregate Note Principal Balance.

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 20

     PERMITTED INVESTMENTS:  Each of  the following:

          (1) obligations of, or guarantees as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (2) a repurchase agreement that satisfies the following criteria and is acceptable to the Note Insurer: (1) must be between the Indenture Trustee and either (a) primary dealers on the Federal Reserve reporting dealer list which are rated in one of the two highest categories for long-term unsecured debt obligations by each Rating Agency, or (b) banks rated in one of the two highest categories for long-term unsecured debt obligations by each Rating Agency and (2) the written repurchase agreement must include the following: (a) securities which are acceptable for the transfer and are either (I) direct U.S. governments obligations or (II) obligations of a Federal agency that are backed by the full faith and credit of the U.S. government, FNMA or FHLMC; (b) a term no greater than 60 days for any repurchase transaction; (c) the collateral must be delivered to the Indenture Trustee or a third party custodian acting as agent for the Indenture Trustee by appropriate book entries and confirmation statements, with a copy to the Note Insurer, and must have been delivered before or simultaneous with payment (I.E., perfection by possession of certificated securities); and (d) the securities sold thereunder must be valued weekly, marked-to-market at current market price plus accrued interest and the value of the collateral must be equal to at least 104% of the amount of cash transferred by the Indenture Trustee under the repurchase agreement and if the value of the securities held as collateral declines to an amount below 104% of the cash transferred by the Indenture Trustee plus accrued interest (I.E., a margin call), then additional cash and/or acceptable securities must be transferred to the Indenture Trustee to satisfy such margin call; provided, however, that if the securities used as collateral are obligations of FNMA or FHLMC, then the value of the securities held as collateral must equal at least 105% of the cash transferred by the Indenture Trustee under such repurchase agreement;

          (3) certificates of deposit, time deposits and bankers acceptances of any United States depository institution or trust company incorporated under the laws of the United States or any state, including the Indenture Trustee; provided that the debt obligations of such depository institution or trust company at the date of the acquisition thereof have been rated by each Rating Agency in one of its two highest long-term rating categories;

          (4) deposits, including deposits with the Indenture Trustee, which are fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, as the case may be;

          (5) commercial paper of any corporation incorporated under the laws of the United States or any state thereof, including corporate affiliates of the Indenture Trustee, which at the date of acquisition is rated by each Rating Agency in its highest short-term rating category and which has an original maturity of not more than 365 days;

SALE AND SERVICING AGREEMENT (IBJ Warehouse) - Page 21

          (6) debt obligations rated by each Rating Agency at the time at which the investment is made in its highest long-term rating category (or those investments specified in (3) above with depository institutions which have debt obligations rated by each Rating Agency in one of its two highest long-term rating categories);

          (7) money market funds which are rated by each Rating Agency at the time at which the investment is made in its highest long-term rating category, any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth in this Agreement; or

          (8) any other demand, money market or time deposit obligation, security or investment as may be acceptable to each Rating Agency and the Note Insurer at the time at which the investment is made;

provided that no instrument described in the foregoing subparagraphs shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described in the foregoing subparagraphs may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

     Each reference in this definition of "Permitted Investments" to the Rating Agency shall be construed, in the case of each subparagraph above referring to each Rating Agency, as a reference to Standard & Poor's and Moody's.

     PERSON: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

     PHYSICAL PROPERTY:  As defined in the definition of "Delivery" above.

     PLACEMENT AGREEMENT: That certain Placement Agreement dated June 16, 1997 between the Issuer, the Servicer and the Arranger.

     POOL PRINCIPAL BALANCE: As of any date of determination, the aggregate of the Principal Balances of each Home Loan included in the Home Loan Pool as of such date of determination.

     POST-LIQUIDATION PROCEEDS:  As defined in Section 4.02(b).

     POST-RELEASE COLLECTIONS: With respect to a Deleted Home Loan or a Home Loan released from the lien of the Indenture pursuant to Section 11.02(b), all collections received on such Home

SALE AND SERVICING AGREEMENT (IBJ Warehouse) - Page 22

Loan after the Accounting Date applicable to the calculation, as of the applicable date of repurchase, substitution, or release pursuant to Section 11.02(b), of the Principal Balance of such Home Loan.

     PREFERENCE AMOUNT: Any amount previously distributed to the holder of a Note that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final, non-appealable order of a court having competent jurisdiction.

     PRINCIPAL BALANCE: With respect to any date of determination, with respect to any Home Loan or related Foreclosure Property, the outstanding unpaid principal balance of the Home Loan or the related Home Loan as of the related Accounting Date (giving effect, through such Accounting Date, to all payments received thereon and the allocation of any Net Loan Losses with respect thereto for a Liquidated Home Loan or a Defaulted Home Loan), without giving effect to amounts received in respect of such Home Loan or related Foreclosure Property after such Accounting Date. Any Liquidated Home Loan shall have a Principal Balance of zero.

     PRINCIPAL PAYMENT AMOUNT:  With respect to a Payment Date, the greater of
(i) the amount, if any, by which the Aggregate Note Principal Balance as of the related Determination Date (including any Additional Note Principal Balance advanced on such Determination Date) exceeds the Pool Principal Balance as of such Determination Date and (ii) the lesser of (x) the Available Payment Amount less the sum of the amounts referred to in clauses (i) and (ii) of
Section 5.01(c) with respect to such Payment Date and (y) the amount, if any, by which (1) the Aggregate Note Principal Balance as of such Determination Date (including any Additional Note Principal Balance advanced on such Determination
Date) exceeds (2) the result of (A) the Pool Principal Balance as of such Determination Date minus (B) the Required Overcollateralization Amount as of such Determination Date; provided, however, that with respect to the Payment Date that is the Final Scheduled Payment Date and with respect to the Payment Date that is the first Payment Date after the date on which the Notes have been declared due and payable in connection with an Event of Default, the Principal Payment Amount shall be the amount necessary to reduce the Aggregate Note Principal Balance as of such Payment Date to zero.

     PRINCIPAL PREPAYMENT: With respect to any Home Loan and with respect to any Due Period, any principal amount received on a Home Loan in excess of the scheduled principal amount included in the Monthly Payment due on the Due Date in such Due Period.

     PRIOR PAYMENT DATE NOTE PRINCIPAL BALANCE: With respect to a given day in a Regular Interest Accrual Period, the Aggregate Note Principal Balance as of the end of the Payment Date that is the first day of such Regular Interest Accrual Period, reduced by any Additional Note Principal Balance for which the related Advance Date occurred during the period from and including the Determination Date immediately preceding the commencement of such Regular Interest Accrual Period through the Payment Date immediately following such Determination Date.

     PRIOR PAYMENT DATE NOTE PRINCIPAL BALANCE DAILY INTEREST ACCRUAL AMOUNT:
With respect to a Prior Payment Date Note Principal Balance and a given day in the related Regular Interest

SALE AND SERVICING AGREEMENT (IBJ Warehouse) - Page 23

Accrual Period, an amount equal to the product of (i) 1/360, (ii) LIBOR with respect to such Regular Interest Accrual Period plus the Margin and (iii) the unpaid amount of such Prior Payment Date Note Principal Balance as of the end of such day.

     PRIVATE PLACEMENT MEMORANDUM: The offering memorandum delivered by the Issuer to the Arranger pursuant to the Placement Agreement.

     PURCHASE PRICE: With respect to a Home Loan, an amount equal to the Principal Balance of such Home Loan as of the date of purchase, plus all accrued and unpaid interest on such Home Loan to but not including the Due Date in the Due Period most recently ended prior to such Determination Date computed at the applicable Home Loan Interest Rate, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Home Loan, which Purchase Price shall be deposited in the Collection Account or the Note Principal Prepayment Account, as applicable, (after deducting therefrom any amounts received in respect of such repurchased Home Loan and being held in the Collection Account for future payment to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the Due Date in the Due Period most recently ended prior to such Determination Date).

     QUALIFIED SUBSTITUTE HOME LOAN: A home loan or home loans substituted for a Deleted Home Loan pursuant to Section 3.05 or Section 2.9(c) of the Indenture, which (i) has or have an interest rate or rates of not less than one percentage point and not more than one percentage point different from the Home Loan Interest Rate for the Deleted Home Loan, (ii) matures or mature not more than one year later than and not more than one year earlier than the Deleted Home Loan, (iii) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Home Loan as of such date, (iv) has or have a lien priority no lower than the Deleted Home Loan, (v) has a borrower with a comparable credit grade classification to the credit grade classification of the borrower with respect to the Deleted Mortgage Loans, including a Credit Score at origination that is no more than 10 points below that of such Deleted Home Loan; and (vi) complies or comply as of the date of substitution with each representation and warranty set forth in Section
3.03 and is not more than 29 days delinquent as of the date of substitution for such loan; and (vii) the related borrower has a Credit Score at origination of not less than 677. For purposes of determining whether multiple mortgage loans proposed to be substituted for one or more Deleted Home Loans pursuant to
Section 3.05 or Section 2.9(c) of the Indenture are in fact "Qualified Substitute Home Loans" as provided above, the criteria specified in clauses
(i), (ii) and (iii) above may be considered on an aggregate or weighted average basis, rather than on a loan-by-loan basis (E.G., so long as the weighted average Home Loan Interest Rate of any loans proposed to be substituted is not less than nor more than one percentage point different from the Home Loan Interest Rate for the designated Deleted Home Loan or Home Loans and the weighted average Credit Score of any Qualified Substitute Home Loans cumulatively substituted is not more than 10 points below the weighted average Credit Score of the Deleted Home Loans, the requirements of clause (i) above would be deemed satisfied).

SALE AND SERVICING AGREEMENT (IBJ Warehouse) - Page 24

     RATING AGENCY: Each of Standard & Poor's and Moody's and their respective successors; provided, however, that if no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable person designated by the Issuer and approved by the Note Insurer, notice of which designation shall have been given to the Indenture Trustee, the Note Insurer, the Issuer and the Servicer.

     RECORD DATE: With respect to each Payment Date, the close of business on the last Business Day of the month immediately preceding the month in which such Payment Date occurs.

     REFERENCE BANKS: The Chase Manhattan Bank, Citicorp, Banc One Texas, First Bank National Association, or such other banks selected by the Servicer with the consent of the Majority Noteholders.

     REGULAR INTEREST ACCRUAL PERIOD: With respect to a Payment Date, the period from the immediately preceding Payment Date to but not including the Payment Date, or, in the case of the first Payment Date, the period from the Closing Date to but not including the first Payment Date.

     REINVESTMENT RATE: With respect to a Note Principal Prepayment, the rate, determined by the Servicer by reference to the Bloomberg Screen "BTMM," as the lowest of the government repurchase rates for overnight, one week, two week or one month periods, as of 10:00 a.m. Eastern Time on the Business Day immediately preceding the related Note Principal Prepayment Date.

     RELEASED MORTGAGED PROPERTY PROCEEDS: Proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which in either case are not released to the Obligor in accordance with applicable law, customary second mortgage servicing procedures and this Agreement.

     REQUIRED CREDIT SUPPORT MULTIPLE: With respect to a Payment Date the Required Credit Support Multiple shall be determined as follows: (a) with respect to such Payment Date, the three-month rolling average (I.E., the average of the applicable rate for such Payment Date and the two preceding Payment Dates) Delinquency Rate (30-Day), the Delinquency Rate (60-Day) and the six-month rolling average Default Rate shall each be located in the applicable range of percentages set forth in the column applicable to such rate below (each range in which a rate is so located, an "applicable range"), and the Required Credit Support Multiple for such Payment Date shall be the highest of the numbers set forth opposite each applicable range in the column entitled "Required Credit Support Multiple":

SALE AND SERVICING AGREEMENT (IBJ Warehouse) - Page 25

                     Three Month         Three Month
                   Rolling Average     Rolling Average
Required Credit      Delinquency      Delinquency Rate       Six Month Rolling
Support Multiple    Rate (30-Day)         (60-Day)         Average Default Rate
----------------   ---------------    ----------------     --------------------
     1.00          Less than 8.00%     Less than 5.50%       Less than 4.00%
     1.25           8.00% to 8.99%      5.50% to 6.49%       4.00% to 4.99%
     1.50          9.00% to 11.99%      6.50% to 7.49%       5.00% to 5.99%
     2.50        Greater than 11.99%  Greater than 7.49%    Greater than 5.99%

provided, however, that (b) the Required Credit Support Multiple with respect to such Payment Date will be 2.5 in the event that the Cumulative Default Percentage as of such Payment Date is greater than the percentage set forth in the Cumulative Default Percentage column below on or prior to the respective anniversary of the date of the occurrence of the most recent Credit Support Funding Event:

                    Cumulative Default Percentage
                    -----------------------------
     First Anniversary        2.00%
     Second Anniversary       5.00%
     Third Anniversary        7.50%
     Fourth Anniversary      10.00%
     Fifth Anniversary       12.00%
     Thereafter              13.00%

provided further, however, (c) that such 2.5 multiple determined pursuant to clause (b) shall be reduced to an amount equal to 1.25, if 1) the Required Credit Support Multiple calculated solely pursuant to clause (a) would have been 1.25 or less for each of the three most recent Payment Dates and 2) the Cumulative Default Percentage is less than the percentage set forth in the Cumulative Default Percentage column below or on prior to the respective anniversary of the date of the occurrence of the most recent Credit Support Funding Event:

                    Cumulative Default Percentage
                    -----------------------------
     First Anniversary        2.00%
     Second Anniversary       5.00%
     Third Anniversary        7.50%
     Fourth Anniversary      10.00%
     Fifth Anniversary       12.00%
     Thereafter              13.00%

     Notwithstanding the preceding, the Note Insurer, in its sole discretion and without the requirement of an amendment of this Agreement but with written notice to the Seller, the Servicer,

SALE AND SERVICING AGREEMENT (IBJ Warehouse) - Page 26 the Issuer, the Indenture Trustee and the Arranger, may modify the preceding definition and the definitions relating thereto in accordance with Section 13.02(b).

     REQUIRED OC FLOOR: On any date of determination, an amount equal to the product of (i) 1.00% and (ii) the Pool Principal Balance as of the date of the occurrence of the most recent Credit Support Funding Event.

     REQUIRED OVERCOLLATERALIZATION AMOUNT: As of any date of determination prior to the occurrence of a Credit Support Funding Event, an amount equal to the product of (i) the Pool Principal Balance as of such date and (ii) the then-applicable Overcollateralization Base Percent Requirement. As of any date of determination on or following the date of the occurrence of a Credit Support Funding Event, if any, and during the continuance thereof an amount equal to the lesser of (i) the Aggregate Note Principal Balance as of such date and (ii) the product of (A) the Pool Principal Balance as of the date of the occurrence of the most recent Credit Support Funding Event and (B) the then-applicable Overcollateralization Targeted Percent Requirement; PROVIDED, HOWEVER, that on any date of determination on or after the Credit Support Reduction Date on which the multiple calculated in clause (a) of the definition of Required
Credit Support Multiple is equal to 1.00 as of the most recent Payment Date, the "Required Overcollateralization Amount" shall be an amount equal to the greater of (1) the Required OC Floor and (2) the product of (x) the Required Credit Support Multiple and (y) the lesser of (A) the then-applicable Overcollateralization Targeted Percent Requirement of the Pool Principal
Balance as of the date of the occurrence of the most recent Credit Support Funding Event and (B) the product of (x) two times the then-applicable Overcollateralization Targeted Percent Requirement and (y) the Pool Principal Balance as of such Payment Date; PROVIDED FURTHER, HOWEVER, that the Required Overcollateralization Amount shall not be reduced pursuant to the preceding proviso clause if the Required Credit Support Multiple as calculated solely with respect to clause (a) of the definition of "Required Credit Support Multiple" is greater than 1.00, or if the Required Credit Support Multiple calculated solely based on clause (b) of such definition would result in a number greater than 1.25. Notwithstanding the preceding, the Note Insurer, in its sole discretion and without the requirement of an amendment of this Agreement, may modify the preceding definition and the definitions relating thereto in accordance with Section 13.02(b).

     REQUIRED PAYMENT AMOUNT: With respect to a Payment Date, the sum of the Interest Payment Amount and the Principal Payment Amount, in each case with respect to such Payment Date.

     RESERVE FUND:  An account established and maintained pursuant to
Section 5.07.

     RESERVE FUND BALANCE: As of any date of determination, an amount equal to the balance in the Reserve Fund as of such date, adjusted, if such date is on or after the Determination Date in a given month and on or prior to the related Payment Date, to reflect any withdrawals to occur on such Payment Date pursuant to Section 5.01(b)(2) as reported in the related Servicer's Monthly Remittance Report.

SALE AND SERVICING AGREEMENT (IBJ Warehouse) - Page 27

     RESPONSIBLE OFFICER: When used with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Managing Director, Vice President, Assistant Vice President, Secretary, Assistant Secretary or Assistant Treasurer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Issuer, the Seller, or the Servicer, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary thereof.

     REVOLVING CREDIT AGREEMENT: The Revolving Credit Agreement, dated as of June 16, 1997, between FIRSTPLUS FINANCIAL, INC. and Working Capital Management Co. L.P.

     SCHEDULED ADVANCE TERMINATION DATE: June 14, 1998, or such later date as the Issuer, the Seller and the Noteholders shall agree pursuant to the Note Purchase Agreement and to which the Note Insurer and the Rating Agency shall consent.

     SECURITIES ACT:  The Securities Act of 1933, as amended.

     SELLER: FFI, in its capacity as the seller hereunder, and its successors and permitted assigns.

     SERVICER: FFI, in its capacity as the servicer hereunder, or any successor appointed as herein provided.

     SERVICER'S FISCAL YEAR: October 1st through September 30th of the following year.

     SERVICER'S HOME LOAN FILES: In respect of each Home Loan, all documents customarily included in the servicer's loan file for the related type of Home Loan in accordance with the servicing standard set forth in Section 4.01.

     SERVICER'S MONTHLY REMITTANCE REPORT: As defined in Section 6.01(b) and in the form of Exhibit F hereto.

     SERVICING ADVANCES: Subject to Section 4.01(b), all reasonable, customary and necessary "out of pocket" costs and expenses advanced or paid by the Servicer with respect to the Home Loans in accordance with the performance by the Servicer of its servicing obligations hereunder, including, but not limited to, the costs and expenses for (i) the preservation, restoration and protection of the Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments, (ii) any collection, enforcement or judicial proceedings, including without limitation foreclosures, collections and liquidations pursuant to Section 4.02, (iii) the conservation, management and sale or other disposition of an Foreclosure Property pursuant to Section 4.04,
(iv) the preservation of the security for a Home Loan if any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien pursuant to Section 4.06; provided that such Servicing Advances are reimbursable to the Servicer as provided

SALE AND SERVICING AGREEMENT (IBJ Warehouse) - Page 28 in Section 5.01(c)(v) to the extent not previously reimbursed by being deducted or retained by the Servicer in calculating Net Liquidation Proceeds hereunder.

     SERVICING ADVANCE REIMBURSEMENT AMOUNT:  As defined in Section 5.01(c).

     SERVICING COMPENSATION: With respect to a Payment Date, the Servicing Fee and other amounts to which the Servicer is entitled pursuant to Sections 5.01(b)(2), 7.01 and 7.03.

     SERVICING FEE: As to each Home Loan (including any Home Loan that has been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Home Loan), the fee payable monthly to the Servicer on each Payment Date, which shall be (a) the product of the Servicing Fee Percentage times the Principal Balance of such Home Loan as of the second preceding Determination Date divided by (b) 12. The Servicing Fee includes (i) any servicing fees owed or payable to any Subservicer, (ii) any custodial fees owed or payable to the Custodian and (iii) any trustee fees owed or payable to the Indenture Trustee, which fees, in each case, shall be paid from the Servicing Fee.

     SERVICING FEE PERCENTAGE:  0.65% (65 basis points).

     SERVICING OFFICER: Any officer of the Servicer or Subservicer involved in, or responsible for, the administration and servicing of the Home Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished by the Servicer or the Subservicer, respectively, to the Issuer and the Indenture Trustee, on behalf of the Noteholders and the Note Insurer, as such list may from time to time be amended.

     STANDARD & POOR'S: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

     SUBSEQUENT HOME LOAN: An individual Home Loan that is conveyed to the Issuer and pledged to the Indenture Trustee on an Advance Date, pursuant to a Subsequent Transfer Agreement, together with the rights and obligations of a holder thereof and payments thereon and proceeds received on or after the applicable Cut-Off Date, which Subsequent Home Loans shall be identified on a schedule attached as an exhibit to the related Subsequent Transfer Agreement.

     SUBSEQUENT PURCHASE PRICE: With respect to each Advance Date, as of the applicable Cut-Off Date, the Principal Balance of any Subsequent Home Loans to be conveyed to the Issuer on such Advance Date.

     SUBSEQUENT TRANSFER AGREEMENT: With respect to any Subsequent Home Loan, the agreement pursuant to which Subsequent Home Loans are transferred to the Issuer by the Seller, substantially in the form of EXHIBIT B-2 hereto.

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     SUBSERVICER:  Any Person with whom the Servicer has entered into a
Subservicing Agreement and who is an Eligible Servicer and who satisfies any requirements set forth in Section 4.07(a) in respect of the qualifications of a Subservicer.

     SUBSERVICING ACCOUNT: An account established by a Subservicer pursuant to a Subservicing Agreement, which account must be an Eligible Account.

     SUBSERVICING AGREEMENT: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of any or all Home Loans as provided in Section 4.07(a), copies of which shall be made available, along with any modifications thereto, to the Issuer, the Indenture Trustee, the
Note Insurer and the Arranger.

     SUBSTITUTION ADJUSTMENT: As to any date on which a substitution occurs pursuant to Section 3.05 or Section 2.9 of the Indenture, the amount, if any, by which (a) the sum of the aggregate principal balance (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Home Loans as of the date of substitution plus any accrued and unpaid interest thereon that is scheduled to be paid after the date of substitution and during the Due Period in which such substitution occurs, is less than (b) the sum of the aggregate of the Principal Balances, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Home Loans.

     SUPERIOR LIEN: With respect to any Home Loan which is secured by other than a first priority lien, the mortgage(s) relating to the corresponding Mortgaged Property having a superior priority lien.

     TANGIBLE NET WORTH:  The excess of:

          (a) the tangible assets of the Servicer and any Affiliates calculated in accordance with GAAP, as reduced by adequate reserves in each case where reserves are proper, over

          (b) all indebtedness (including subordinated debt) of the Servicer and its Affiliates;

provided, however that (i) in no event shall there be included in the above calculation any intangible assets such as patents, trademarks, trade names, copyrights, licenses, goodwill, organizational costs, advances or loans to, or receivables from, directors, officers, employees or affiliates, prepaid assets, amounts relating to covenants not to compete, pension assets, deferred charges or treasury stock or any securities of the Servicer or any other securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against federal income tax liabilities, (ii) securities included as such intangible assets shall be taken into account at their current market price or cost, whichever is lower, and (iii) any write-up in the book value of any assets shall not be taken into account.

SALE AND SERVICING AGREEMENT (IBJ Warehouse) - Page 30

     TRUST ACCOUNT PROPERTY: The Trust Accounts, all amounts and investments held from time to time in any Trust Account and all proceeds of the foregoing.

     TRUST ACCOUNTS: The Collection Account, the Note Payment Account, the Note Principal Prepayment Account, the Capitalized Interest Account, the Reserve Fund and the Advance Account.

     TRUST ESTATE: The assets subject to this Agreement and the Indenture, assigned to the Issuer and pledged by the Issuer to the Indenture Trustee, which assets consist of (a) all of the Seller's right, title and interest in and to the following: (i) such Home Loans as from time to time are subject to this Agreement, including both the Initial Home Loans and any Subsequent Home Loans conveyed to the Issuer as provided in this Agreement and as listed in the Home Loan Schedule, as the same may be amended or supplemented from time to time (including to reflect the removal of Deleted Home Loans and Home Loans released from the security interest of the Indenture pursuant Section 11.02(b), and the addition of Qualified Substitute Home Loans), together with the Servicer's Home Loan Files and the Indenture Trustee's Home Loan Files relating thereto and all proceeds thereof, (ii) all principal payments thereon and proceeds therefrom representing principal received on or with respect to the Initial Home Loans on or after the May 1, 1997 Cut-Off Date and all interest payments thereon and proceeds therefrom representing interest received on or with respect to the Initial Home Loans on or after June 1, 1997, (iii) all payments thereon and proceeds therefrom received on or with respect to the Subsequent Home Loans on or after the applicable Cut-Off Dates, (iv) such assets as from time to time are identified as Foreclosure Property, (v) all assets and funds as are from time to time deposited in any Trust Account, including amounts on deposit in such accounts which are invested in Permitted Investments, (vi) all insurance policies with respect to the Home Loans and any Insurance Proceeds, (vii) Net Liquidation Proceeds, Post-Liquidation Proceeds and Released Mortgaged Property Proceeds,
(viii) the obligations of the applicable seller with respect to a Home Loan pursuant to a Loan Sale Agreement under which the Seller acquired such Home Loan, (ix) each Subsequent Transfer Agreement, and (x) the rights and obligations of each Subservicer pursuant to a Subservicing Agreement and (b) all of the Issuer's right, title and interest in and to the Guaranty Policy.

     UNDECLARED EVENT OF DEFAULT: The occurrence and continuance of an Event of Default or an event that, disregarding the grant of the Noteholders' rights to the Note Insurer pursuant to Section 13.14, would be deemed an Event of Default by the Noteholders.

     WCMC:  Working Capital Management Co. L.P.

     Section 1.02   OTHER DEFINITIONAL PROVISIONS.

     (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

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

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References herein to a Person are also to its permitted successors and assigns.

     Section 1.03   DETERMINATION OF LIBOR.

     On each LIBOR Determination Day, the Indenture Trustee will determine LIBOR on the basis of the rate for deposits in United States dollars for a one month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for such LIBOR Determination Day will be determined by the Indenture Trustee on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal one month. The Indenture Trustee will determine the Reference Bank's quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Indenture Trustee, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to one month. Promptly following its determination of LIBOR with respect to each Regular Interest Accrual Period and each Additional Principal Balance Interest Accrual Period, the Indenture Trustee shall notify the Issuer and the Servicer of the applicable LIBOR.

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     Section 1.04   MODIFYING THE MINIMUM SPREAD PERCENT.

     On any Business Day that the Issuer elects prior to the occurrence of a Conversion Event, the Issuer may, upon written notice to the Arranger, the
Note Insurer, the Noteholders, the Indenture Trustee and the Servicer, set the Minimum Spread Percent to a percent equal to 6.00%, 5.00%, 4.50%, 4.25%, 4.00%, 3.75%, 3.55%, or, with the consent of 100% of the Noteholders, 3.00%, providing that a Conversion Event or Credit Support Funding Event shall not occur as a result of such newly reset Minimum Spread Percent.

                                 ARTICLE II

                         CONVEYANCE OF THE HOME LOANS

     Section 2.01   CONVEYANCE OF THE INITIAL HOME LOANS.

     (a) As of the Closing Date, in consideration of the Issuer's delivery of the Notes to the Seller or its designee, upon the order of the Seller, the Seller, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Seller in and to the Trust Estate. The foregoing sale, transfer, assignment, set over and conveyance does not and is not intended to result in a creation or an assumption by the Issuer of any obligation of the Seller or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto except as specifically set forth herein.

     (b) As of the Closing Date, the Issuer acknowledges the conveyance to it of the Trust Estate from the Seller, including all right, title and interest of the Seller in and to the Trust Estate, receipt of which is hereby acknowledged by the Issuer. Concurrently with such delivery and in exchange therefor, the Issuer has pledged to the Indenture Trustee the Trust Estate, and the Issuer has executed and caused to be authenticated and delivered the Notes to the Seller or its designee, upon the order of the Seller.

     Section 2.02 CONVEYANCE OF THE SUBSEQUENT HOME LOANS; ADDITIONAL NOTE PRINCIPAL BALANCES.

     (a) Pursuant to and subject to the Note Purchase Agreement, the Issuer may, at its sole option, from time to time request that the Noteholders advance on any Business Day (each an "Advance Date") additional amounts of not less than $10,000,000 (such amounts, "Additional Note Principal Balances") and each Noteholder shall remit on such Advance Date to the Advance Account a percentage of the Additional Note Principal Balance equal to its respective Percentage Interest multiplied by the Additional Note Principal Balance; provided however, the Issuer shall not be permitted to request or receive such an advance on any date on or after the Advance Termination Date or on any date on which a Credit Support Funding Event exists. The Seller and the Issuer shall deliver an Addition Notice to the Indenture Trustee, the Note Insurer and the Arranger not less than

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

three Business Days prior to the proposed Advance Date and the Indenture Trustee shall deliver such Addition Notice to each Noteholder via facsimile on the same day the Indenture Trustee receives such notice from the Seller
and the Issuer.   Notwithstanding the foregoing, in no event shall the
Noteholders be required to advance Additional Note Principal Balances if (i) with respect to any Note, after giving effect to the portion of the Additional Note Principal Balance related to such Note, the Note Principal Balance will exceed the related Maximum Note Principal Balance, (ii) after giving effect to the Additional Note Principal Balance, the Aggregate Note Principal Balance will exceed the Aggregate Maximum Note Principal Balance, or (iii) on or prior to the Advance Date, the conditions precedent to a transfer of the Home Loans pursuant to (b) and (c) of this Section 2.02 have
not been fulfilled.   The Servicer shall appropriately note such Additional
Note Principal Balance (and the increased Aggregate Note Principal Balance) in the next succeeding Servicer's Monthly Remittance Report; PROVIDED that failure to make any such notation in the Servicer's Monthly Remittance Report or any error in such notation shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive interest and principal payments in respect of the Note Principal Balance held by such Noteholder. Each Noteholder shall record on the schedule attached to such Noteholder's Note, the date and amount of any Additional Principal Balance advanced by it, and each repayment thereof; provided that failure to make such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive interest payments in respect of the Note Principal Balance held by such Noteholder.

     The Indenture Trustee shall appropriately note any Additional Note Principal Balance (and the increased Aggregate Note Principal Balance) in the next succeeding Indenture Trustee's Certificate, and the Note Principal Balance of each Note will be equal to the Note Principal Balance of such Note stated in such Indenture Trustee's Certificate. Absent manifest error, the Note Principal Balance of each Note as set forth in the Indenture Trustee's Certificate shall be binding upon the Noteholders and the Note Insurer, notwithstanding any notation made by a Noteholder on its Note or by the Servicer in its Servicer's Monthly Remittance Report pursuant to the preceding paragraph; provided that failure by the Indenture Trustee to make such recordation on such Indenture Trustee's Certificate or any error in such certificate shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive interest payments in respect of the Note Principal Balance held by such Noteholder.

     (b) Subject to the conditions set forth in this Section 2.02, in consideration of the Issuer's delivery on the applicable Advance Date to the Seller or its designee upon the order of the Seller, of the Subsequent Purchase Price of the related Subsequent Home Loans, the Seller shall, on such Advance Date, sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Seller in and to each Subsequent Home Loan (including, subject to the following sentence, all interest and principal thereon received after the related Cut-Off Date) identified on the schedule attached to the related Subsequent Transfer Agreement and delivered by the Seller on such Advance Date and all items in the related Indenture Trustee's Home Loan File. If an Advance Date occurs within the first fifteen calendar days of any month, each Subsequent Home Loan sold to the Issuer and pledged to the Indenture Trustee on such Advance Date shall have an origination date prior to

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

the first calendar day of such month, and the Cut-Off Date with respect to such Subsequent Home Loans shall be the first calendar day of such month; provided any amounts collected by the Seller with respect to such Subsequent Home Loans prior to the Cut-Off Date shall be conveyed to the Issuer and pledged to the Indenture Trustee if such amounts were prepayments of amounts due on or after the Cut-Off Date. In connection therewith, the Seller shall amend the Home Loan Schedule to reflect the inclusion of the applicable Subsequent Home Loans in the Home Loan Pool. The Seller shall promptly deliver to the Issuer, the Servicer (if the Seller is not then acting as such), the Indenture Trustee, the Note Insurer and the Arranger a copy of the Home Loan Schedule as so amended. The sale, transfer, assignment, set over and conveyance by the Seller of any Subsequent Home Loans to the Issuer does not and is not intended to result in a creation or an assumption by the Issuer of any obligation of the Seller or any other Person in connection with such Subsequent Home Loans or under any agreement or instrument relating thereto except as specifically set forth herein.

     (c) If the Subsequent Purchase Price for the Subsequent Home Loans to be conveyed to the Issuer on an Advance Date is less than the amount required to obtain the release of the interest of any third party (including any lienholder therein), then the Seller shall cause the delivery of immediately available funds equal to such insufficiency to the Issuer in escrow (which funds shall not be property of the Issuer) and the Issuer, in turn, shall remit such immediately available funds, together with funds from the applicable Additional Note Principal Balance equal to the Subsequent Purchase Price, to the third party designated by the Seller that is releasing its interest in such Subsequent Home Loans.

     On each Advance Date, the Seller shall transfer to the Issuer the applicable Subsequent Home Loans and the other property and rights related thereto described in (b) above, each Noteholder shall cause the portion of the applicable Additional Note Principal Balance to be advanced by it to be deposited in the Advance Account, and the Indenture Trustee shall, promptly after such deposit, withdraw the applicable Additional Note Principal Balance from the Advance Account, and pay such amount to the Issuer, only upon the satisfaction of each of the following conditions on or prior to the related Advance Date or as of the time otherwise specified below:

          (i) (a) such Additional Note Principal Balance must be at least $10,000,000 and (b) no Subsequent Home Loan shall be more than 29 days delinquent as of the related Cut-Off Date;

         (ii) the Seller and the Issuer shall have provided to the Indenture Trustee, the Note Insurer and the Arranger an Addition Notice and shall have provided any information reasonably requested by the Issuer, the Indenture Trustee or the Note Insurer with respect to the applicable Subsequent Home Loans;

        (iii) the Indenture Trustee shall have delivered to the Noteholders the Addition Notice at least three Business Days prior to the related Advance Date;

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

         (iv) the Seller and the Issuer shall have delivered to the Indenture Trustee, the Note Insurer and the Arranger a duly executed Subsequent Transfer Agreement, including all exhibits listed therein;

          (v) the Servicer shall have deposited in the Collection Account all collections in respect of the Subsequent Home Loans received on or after the related Cut-Off Date, and the Issuer shall have deposited in the Capitalized Interest Account the Capitalized Interest Account Deposit with respect to such Additional Note Principal Balance;

         (vi) the Advance Termination Date shall not have occurred and shall not occur as a result of the conveyance of such Subsequent Home Loans

        (vii) a Credit Support Funding Event shall not exist, and neither a Conversion Event nor a Credit Support Funding Event shall occur as a result of the advance of such Additional Note Principal Balance;

       (viii) the Seller shall have delivered to the Issuer, the Indenture Trustee, the Note Insurer and the Arranger an Officer's Certificate confirming the satisfaction of each condition precedent specified in this
     Section 2.02 and in the related Subsequent Transfer Agreement;

        (ix) the Custodian shall have executed and delivered to the Seller, the Indenture Trustee, the Issuer, the Note Insurer and the Arranger an acknowledgment of receipt of the Indenture Trustee's Home Loan Files, in accordance with the provisions of the Custodial Agreement; and

         (x) if the Additional Note Principal Balance is equal to or greater than $25,000,000, the Note Insurer shall have delivered to the Seller, the Issuer and the Indenture Trustee a written notice confirming the Note Insurer's consent and approval to the addition of all Subsequent Home Loans to be purchased by the Issuer and pledged to the Indenture Trustee on the related Subsequent Transfer Date.

     Section 2.03   OWNERSHIP AND POSSESSION OF HOME LOAN FILES.

     Upon the issuance of the Notes, with respect to the Initial Home Loans, and upon payment of the related Subsequent Purchase Price, with respect to the Subsequent Home Loans, the ownership of each Debt Instrument, the related Mortgage and the contents of the related Servicer's Home Loan File and the Indenture Trustee's Home Loan File shall be vested in the Issuer, subject to the lien created by the Indenture in favor of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer, although possession of the Servicer's Home Loan Files (other than items required to be maintained in the Indenture Trustee's Home Loan Files) on behalf of the Indenture Trustee and for the benefit of the Noteholders and the Note Insurer shall remain with the Servicer, and the Custodian shall take possession of the Indenture Trustee's Home Loan Files as contemplated in Section 2.06.

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

     Section 2.04   BOOKS AND RECORDS.

     The Seller shall record in its books and records and report the transfer of each Home Loan to the Issuer as a conveyance to the Issuer by sale or capital contribution, or a combination thereof, pursuant to generally accepted accounting principles ("GAAP"). The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Home Loan which shall be clearly marked to reflect the record ownership of each Home Loan by the Issuer, subject to the lien created by the Indenture in favor of the Indenture Trustee for the benefit of the Noteholders and the
Note Insurer.

     Section 2.05   DELIVERY OF HOME LOAN DOCUMENTS.

     (a) With respect to each Initial Home Loan, on the Closing Date the Seller has delivered or caused to be delivered, and with respect to each Subsequent Home Loan, on the related Advance Date, the Seller will deliver or will cause to be delivered, to the Custodian as the designated agent of the Indenture Trustee, each of the following documents (collectively, the "Home Loan Files"):

         (i) The original Debt Instrument, endorsed "PAY TO THE ORDER OF __________________________________, WITHOUT RECOURSE" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer thereof, together with all intervening endorsements that evidence a complete chain of title from the originator thereof to the Seller; provided that any of the foregoing endorsements may be contained on an allonge which shall be firmly affixed to such Debt Instrument;

        (ii) With respect to each Debt Instrument, either: (A) the original Mortgage, with evidence of recording thereon, (B) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Seller or by the closing attorney, if the original has been transmitted for recording but has not, at the time of delivery of this Agreement, been returned or (C) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost or has been retained by the public recording office;

       (iii) With respect to each Debt Instrument, an original Assignment of Mortgage assigned in blank and signed in the name of the Seller by a Responsible Officer;

        (iv) With respect to each Debt Instrument, either: (A) originals of all intervening assignments of the Mortgage, with evidence of recording thereon, (B) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Seller or the closing attorney certifying that the copy is a true copy of the original of such intervening assignments or (C) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost or has been retained by the public recording office; provided that the chain of intervening recorded assignments shall not be required to match the chain of intervening

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

     endorsements of the Debt Instrument, so long as the chain of intervening recorded assignments, if applicable, evidences one or more assignments of the Mortgage from the original mortgagee ultimately to the person who has executed the Assignment of Mortgage referred to in clause (iii) above; and

         (v) Originals of all assumption and modification agreements, if any, or a copy certified as a true copy by a Responsible Officer of the Seller if the original has been transmitted for recording until such time as the original is returned by the public recording office.

     (b) The Seller agrees to deliver or cause to be delivered on or before the applicable Advance Date to the Custodian each of the documents identified in paragraphs (i) through (v) of subsection (a) above with respect to any Subsequent Home Loans.

     (c) With respect to each Home Loan, the Seller shall, within five Business Days after the receipt thereof, and in any event, within nine (9) months of the Closing Date (in the case of the Initial Home Loans) or the related Advance Date (in the case of the Subsequent Home Loans), deliver or cause to be delivered to the Custodian: (i) the original recorded Mortgage in those instances where a copy thereof certified by the Seller was delivered to the Custodian; (ii) any original recorded intervening assignments of Mortgage in those instances where copies thereof certified by the Seller were delivered to the Custodian; and (iii) the original recorded assumption and modification agreement in those instances in which a copy was delivered. Notwithstanding anything to the contrary contained in this Section 2.05, in those instances where the public recording office retains the original Mortgage, or, if applicable, the intervening assignments of the Mortgage or the original recorded assumption and modification agreement after it has been recorded, or where any such original has been lost or destroyed, the Seller shall be deemed to have satisfied its obligation hereunder with respect to the delivery of any such document upon delivery to the Custodian of a copy, as certified by the public recording office to be a true copy of the recorded original of such Mortgage, or, if applicable, the intervening assignments of Mortgage or assumption and modification agreement, respectively. Notwithstanding the foregoing, the Seller shall not be required to deliver any document as provided in this paragraph with respect to a Home Loan if, at the time such document would otherwise be required to be so delivered, such Home Loan is no longer included in the Home Loan Pool.

     (d) Notwithstanding any of the foregoing, upon the occurrence of an Assignment Event with respect to each Home Loan or with respect to a particular Home Loan, the Seller, at its own expense, shall, within 10 days of such Assignment Event, send the original Assignment of Mortgage delivered pursuant to this Section 2.05 of each applicable Home Loan or the particular Home Loan to the appropriate recording office for recordation in the name of the Indenture Trustee. Notwithstanding the foregoing, the Seller shall not be required to record the Assignment of Mortgage as provided in this paragraph with respect to a Home Loan if at the time such Assignment of Mortgage would otherwise be required to be sent to the appropriate recording office for recordation, such Home Loan is no longer included in the Home Loan Pool.

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

     (e) All Home Loan documents held by the Custodian on behalf of the Indenture Trustee are referred to herein as the "Indenture Trustee's Home Loan File." All recordings required pursuant to this Section 2.05 shall be accomplished by and at the expense of the Seller.

     Section 2.06 ACCEPTANCE BY INDENTURE TRUSTEE OF THE HOME LOANS; CERTIFICATION BY CUSTODIAN.

     (a) The Indenture Trustee agrees to cause the Custodian to execute and deliver on the Closing Date, with respect to each Initial Home Loan, and on the Advance Date, with respect to any Subsequent Home Loans, an acknowledgment of receipt of the Indenture Trustee's Home Loan File for each Home Loan. The Indenture Trustee declares that it will cause the Custodian to hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the Trust Estate and delivered to the Custodian in trust, upon and subject to the conditions set forth herein for the benefit of the Noteholders and the Note Insurer. The Indenture Trustee agrees, for the benefit of the Noteholders and the Note Insurer, to cause the Custodian to review each Indenture Trustee's Home Loan File with respect to each Initial Home Loan within 45 days after the Closing Date, and with respect to any Qualified Substitute Home Loan or Subsequent Home Loan, within 45 days after the conveyance of the related Home Loan to the Issuer, and to cause the Custodian to deliver to the Seller, the Indenture Trustee, the Issuer, the Note Insurer, the Servicer and the Arranger a certification to the effect that, as to each such Home Loan (other than any Home Loan paid in full or any Home Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to the Indenture Trustee pursuant to this Agreement are in the Indenture Trustee's possession or in the possession of the Custodian on its behalf (other than as expressly permitted by Section 2.05(c)), (ii) all documents delivered by the Seller to the Custodian pursuant to Section 2.05 have been reviewed by the Custodian and have not been mutilated or damaged and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Obligor) and relate to such Home Loan, (iii) based on the examination of the Custodian on behalf of the Indenture Trustee, and only as to the foregoing documents, the information set forth on the Home Loan Schedule accurately reflects the information set forth in the Indenture Trustee's Home Loan File and (iv) each Debt Instrument has been endorsed as provided in Section 2.05. Neither the Issuer nor the Custodian shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Indenture Trustee's Home Loan File should include any of the documents specified in Section 2.05(a)(v).

     (b) If the Custodian, during the process of reviewing the Indenture Trustee's Home Loan Files, finds any document constituting a part of a Indenture Trustee's Home Loan File which is not executed, has not been received, is unrelated to any Home Loan identified in the Home Loan Schedule, does not conform to the requirements of Section 2.05 or does not conform, in all material respects, to the description thereof as set forth in the Home Loan Schedule, then the Custodian shall promptly so notify, in writing, the Servicer, the Indenture Trustee, the Issuer, the Note Insurer, the Seller and the Arranger. In performing any such review, the Custodian may conclusively rely on the

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Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Custodian's review of the Indenture Trustee's Home Loan Files is limited solely to confirming that the documents listed in Section 2.05 have been received and further confirming that any and all documents delivered pursuant to Section 2.05 have been executed and relate to the Home Loans identified in the Home Loan Schedule. None of the Issuer, the Indenture Trustee or the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. If a material defect in a document constituting part of a Indenture Trustee's Home Loan File is discovered, then the Seller shall comply with the cure, substitution and repurchase provisions of Section 3.05 hereof.

     (c) On the Payment Date in December of each year commencing in 1997, the Issuer shall deliver (or cause the Custodian to deliver) to the Seller, the Note Insurer, the Indenture Trustee, the Servicer and the Arranger a certification listing all Indenture Trustee's Home Loan Files held by the Custodian on behalf of the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, on such Payment Date.

                                  ARTICLE III

                  REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 3.01   [RESERVED].

     Section 3.02 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER AND SELLER.

     The Servicer as such and in its capacity as the Seller hereby represents, warrants and covenants with and to the Issuer, the Indenture Trustee, the Note Insurer and the Noteholders as of the Closing Date:

     (a) The Servicer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer and perform its obligations as Servicer hereunder, except where the failure to be so licensed, qualified or in good standing, either singularly or in the aggregate, would not have a material adverse effect on its business or its ability to perform its obligations hereunder. The Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Servicer. This Agreement evidences the valid, binding and enforceable obligation of the Servicer. All requisite action has been taken by the Servicer to make this Agreement valid, binding and enforceable upon the Servicer in accordance with its terms, subject

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to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

     (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty) that are necessary in connection with the execution and delivery by the Servicer of this Agreement and the other related documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and such other documents on the part of the Servicer and the performance by the Servicer of its obligations as Servicer under this Agreement and such other documents to which it is a party.

     (c) The consummation of the transactions contemplated by this Agreement will not result in (i) the breach of any terms or provisions of the charter or by-laws of the Servicer, (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Servicer or its property is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

     (d) Neither this Agreement, as of the Closing Date, nor the Private Placement Memorandum, as of the OM Delivery Date (as defined in the Placement Agreement) nor any statement, report or other document prepared by the Servicer and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

     (e) There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or which would draw into question the validity of this Agreement or the Home Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.

     (f) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which

SALE AND SERVICING AGREEMENT (IBJ Warehouse) - Page 41
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default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder.

     (g) So long as FFI is the Servicer of the Home Loans hereunder, the Servicer's Home Loan Files will be maintained at 1600 Viceroy, Dallas, Texas 75235, or, if FFI is no longer the Servicer hereunder or if FFI changes the location of the Servicer's Home Loan Files, the Servicer's Home Loan Files shall be maintained at such address as may be indicated on an Officer's Certificate executed by a Servicing Officer and delivered to the Issuer, the Indenture Trustee and the Note Insurer.

     (h) The Servicer shall not solicit any refinancing of any of the Home Loans; provided, that this covenant shall not prevent or restrict either (1) the Servicer from making general solicitations, by mail, advertisement or otherwise of the general public or persons on a targeted list, so long as the list was not generated from the Home Loan Schedule or (2) any refinancing in connection with an Obligor's unsolicited request for refinancing.

     (i) The Servicer shall not sell, transfer, assign or otherwise dispose of a customer or similar list comprised of the names of the Obligors under the Home Loans to any third party.

     (j) As of the Closing Date, the Issuer will have good and marketable title to each Initial Home Loan and the other assets included in the Trust Estate as of such date free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance, other than the lien of the Indenture.

     (k) As of each Advance Date, the Issuer will have good and marketable title to each Subsequent Home Loan transferred on such Advance Date and the other assets included in the Trust Estate as of such date free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance, other than the lien of the Indenture.

     (l) The transfer, assignment and conveyance of the Home Loans, the Debt Instruments and the Mortgages by the Seller pursuant to this Agreement or any Subsequent Transfer Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     (m) As a wholly-owned subsidiary of the Seller, the Issuer is a non-entity for tax purposes and, as such, all income and expenses for federal tax purposes will be included in the taxable income of the Seller.

     Section 3.03   INDIVIDUAL HOME LOANS.

     The Seller hereby represents and warrants to the Issuer, the Indenture Trustee, the Note Insurer and the Noteholders, with respect to each Initial Home Loan, as of the Closing Date, with

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respect to each Subsequent Home Loan, as of the related Advance Date, and with respect to item (ii) below, as of the Closing Date and each Advance Date:

     (a) HOME LOAN INFORMATION. The information with respect to each Home Loan set forth in the Home Loan Schedule is true and correct in all material respects as of the applicable Cut-Off Date.

     (b) DELIVERY OF HOME LOAN DOCUMENTS. All of the original or certified documentation required to be delivered to the Indenture Trustee or to the Custodian on or prior to the Closing Date or the Advance Date, as applicable, pursuant to this Agreement or as otherwise provided in this Agreement has or will be so delivered.

     (c) PAYMENTS CURRENT. As of the applicable Cut-off Date, such Home Loan is not 30 or more days delinquent, based on the terms under which the related Mortgages and Debt Instruments have been made. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the related Obligor, directly or indirectly, for the payment of any amount required by any Home Loan.

     (d) NO WAIVER OR MODIFICATION. The terms of each Debt Instrument and Mortgage, have not been impaired, waived, altered or modified in any respect, except by written instruments reflected in the Indenture Trustee's Home Loan File and no provision of any Mortgage or Debt Instrument has been "whited out" or erased unless such modification has been initialed by each of the parties to the related Home Loan. No instrument of waiver, alteration, modification or assumption has been executed except for the instruments that are part of the Indenture Trustee's Home Loan File and the terms of which are reflected in the Indenture Trustee's Home Loan File.

     (e) NO DEFENSES. No Debt Instrument or Mortgage is subject to any claim, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Debt Instrument or Mortgage or the exercise of any right thereunder, render such Debt Instrument or Mortgage unenforceable, in whole or in part, or subject to any claim, right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such claim, right of rescission, set-off, counterclaim or defense has been asserted in any proceeding or was asserted in any state or federal bankruptcy or insolvency proceeding at the time the related Home Loan was originated.

     (f) COMPLIANCE WITH LAWS; RELIEF ACT MATTERS. Any and all requirements of any federal, state or local law applicable to each Home Loan have been complied with including, without limitation, all licensing, real estate settlement procedures act, consumer, usury, truth-in-lending, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Home Loan. Each Home Loan was originated in compliance with all applicable laws and no fraud or misrepresentation was committed by any Person in connection therewith. No relief has been requested by or allowed to an Obligor under the Soldiers' and Sailors' Civil Relief Act of 1940.

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     (g)   NO SATISFACTION OR RELEASE OF LIEN.  No Mortgage has been
satisfied, canceled, subordinated or rescinded, in whole or in part. No Mortgaged Property has been released from the lien of the related Mortgage in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission, other than the subordination of the lien of such Mortgage securing a Home Loan with respect to a Superior Lien on such Mortgaged Property in connection with the refinancing of the mortgage loan relating to such Superior Lien.

     (h) VALID LIEN. With respect to each Debt Instrument, the related Mortgage is or creates a valid, subsisting and enforceable lien on the related Mortgaged Property.

     (i) VALIDITY OF HOME LOAN DOCUMENTS; ENTIRE AGREEMENT. Each Debt Instrument and each Mortgage is genuine and each is the legal, valid and binding obligation of the Obligor thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity. All parties to each Debt Instrument and each Mortgage had legal capacity at the time to enter into the related Home Loan and to execute and deliver such Debt Instrument and Mortgage, and such Debt Instrument and Mortgage have been duly and properly executed by such parties. The Debt Instrument and the Mortgage contain the entire agreement between the related Obligor and the lender and all obligations of the lender under the related Home Loan, and no other agreement defines, modifies, or expands the obligations of the lender under the Home Loan, except for any assumptions or modifications included in the Indenture Trustee's Home Loan File pursuant to Section 2.05(a)(v) or referred to in
Section 3.03(m).

     (j) FULL DISBURSEMENT OF PROCEEDS. The proceeds of each Home Loan have been fully disbursed and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making or closing each Home Loan and the recording of the Mortgage have been disbursed. The Obligor is not entitled to any refund of any amounts paid or due under the Debt Instrument or any related Mortgage, and any and all requirements set forth in the related Home Loan documents have been complied with.

     (k) OWNERSHIP. Immediately prior to the conveyance thereof to the Issuer, the Seller had good and marketable title to each Home Loan, Debt Instrument and Mortgage, the Seller was the sole owner thereof and had full right to sell each Home Loan, Debt Instrument and Mortgage to the Issuer; and upon the conveyance thereof by the Seller to the Issuer, the Issuer became the sole owner of each Home Loan, Debt Instrument and Mortgage free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest, other than the lien of the Indenture.

     (l) OWNERSHIP OF MORTGAGED PROPERTY. With respect to each Home Loan, the related Servicer's Home Loan File contains a title document reflecting that title to the related Mortgaged Property is held at least 50% by the Obligor under such Home Loan.

     (m) NO DEFAULTS. Except with respect to any delinquent scheduled payment referred to in subsection (c) above, there is no default, breach, violation or event of acceleration existing under any Mortgage or any Debt Instrument and, to the best of the Seller's knowledge, there is no event

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which, with the passage of time or with notice and/or the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration and neither the Seller nor its predecessors have waived any such default, breach, violation or event of acceleration, except as set forth in an instrument of waiver, alteration, modification or assumption that is included in the Indenture Trustee's Home Loan File.

     (n) CONSENT AND DELINQUENCY OF SUPERIOR LIEN. No obligation secured by a Superior Lien was more than 30 days past due at the time of origination of the related Home Loan. With respect to each Home Loan that is not a first mortgage loan, either (i) no consent for the Home Loan is required by the holder of the related prior lien or (ii) such consent has been obtained and has been delivered to the Indenture Trustee.

     (o) NO CONDEMNATION OR DAMAGE; GOOD REPAIR. To the best of the Seller's knowledge, the physical condition of each Mortgaged Property has not deteriorated since the date of origination of the related Home Loan (normal wear and tear excepted) and there is no proceeding pending for the total or partial condemnation of any Mortgaged Property. To the best of the Seller's knowledge, the related Mortgaged Property described in each Mortgage is free of damage and in good repair or will be free of damage and in good repair following the completion of any improvements or repairs to be financed by the related Home Loan.

     (p) ENVIRONMENTAL COMPLIANCE. To the best of the Seller's knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

     (q) MORTGAGE REMEDIES ADEQUATE. Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
(ii) otherwise, by judicial foreclosure.

     (r) REMEDIES AGAINST ORIGINATORS. In the event that any Home Loan was originated by an entity (such entity, the "Originator") other than the Seller and to the extent that the Seller has failed to fulfill or is not capable of fulfilling its obligations to cure, substitute or repurchase such Home Loan as required hereunder, then the Note Insurer or the Indenture Trustee on behalf of the Noteholders may enforce any remedies for breach of representations and warranties made by the Originator with respect to such Home Loan.

     (s) SECURITY. No Debt Instrument is, or has been, secured by any collateral except the lien of the related Mortgage.

     (t) DEED OF TRUST. If a Mortgage for a Home Loan constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves as such and is named in such Mortgage, or a valid substitution of trustee has been recorded or may be recorded and no extraordinary fees or expenses are, or will become, payable by the Seller

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to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the related Obligor.

     (u) USE OF PROCEEDS OF COMBINATION LOAN. With respect to each Combination Loan, the Obligor has represented to the Seller that a portion of the proceeds of such Combination Loan will be used to finance property improvements.

     (v)   [RESERVED].

     (w) FLOOD INSURANCE. If required by federal or state law, each Mortgaged Property is covered by flood insurance with a standard mortgagee clause and extended coverage in an amount which is not less than the value of such Mortgaged Property. All such insurance policies meet the requirements of the current guidelines of the Federal Insurance Administration, conform to the requirements of the FNMA Sellers' Guide and the FNMA Servicers' Guide, and are of standard type and quality for the locale where the related Mortgaged Property is located. All acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any such insurance policies have been performed including, without limitation, any necessary notifications of insurers and assignments of policies or interests therein.

     (x) UNDERWRITING, ORIGINATION AND SERVICING PRACTICES. Each Home Loan has been underwritten by or re-underwritten by and reviewed for compliance with the Seller's then current underwriting guidelines. The origination practices used by each originator of the Home Loans and the servicing and collection practices used by the Seller with respect to each Home Loan have been in all material respects legal, proper, prudent and customary with respect to the loan origination and servicing business as applicable to the respective loan type. To the best of the Seller's knowledge, no fraud or misrepresentation was committed by any Person in connection with the origination or servicing of each Home Loan.

     (y) SELECTION CRITERIA; NO BULK TRANSFER. The Home Loans were not selected by the Seller for sale to the Issuer on any basis intended to adversely affect the Issuer. The sale, transfer, assignment, conveyance and grant of the Debt Instruments and the Mortgages by the Seller to the Issuer were not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     (z)   [RESERVED].

     (aa) NO FRAUDULENT CONVEYANCE. The Home Loans are not being transferred with any intent to hinder, delay or defraud any creditors.

     (bb) VALUE AND MARKETABILITY. To the best of the Seller's knowledge, there do not exist any circumstances, conditions or information with respect to the Home Loan, the related Mortgaged Property, the Obligor or the Obligor's credit standing that reasonably can be expected to cause private institutional investors investing in same type of home loan to regard such Home Loan as an

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unacceptable investment, to increase the likelihood that such Home Loan will become delinquent, or adversely affect the value or marketability of such Home Loan.

     (cc) TERMS OF HOME LOANS AND INTEREST METHOD. Each Home Loan is a fixed rate loan. Each Debt Instrument has an original term to maturity of not less than 24 months nor more than 25 years and three months from the date of origination. Each Debt Instrument is payable in monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to amortize the original principal balance over the original term and to pay interest at the related Home Loan Interest Rate. No Debt Instrument provides for any extension of the original term. Interest for each Home Loan is calculated at a rate of interest computed by the simple interest method or the actuarial method.

     (dd) TYPES OF HOME LOANS; RETAIL INSTALLMENT CONTRACTS. Each Home Loan is either (i) a Debt Consolidation Loan or (ii) a Combination Loan. No Home Loan was originated for the express purpose of purchasing a manufactured home. No Home Loan is covered by mortgage insurance provided by the Federal Housing Administration of the United States Department of Housing and Urban Development.

     (ee) NO BUYDOWN, GRADUATED PAYMENT MORTGAGE OR SHARED APPRECIATION LOANS. No Home Loan contains any provisions pursuant to which principal and interest payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Obligor or anyone else on behalf of the Obligor, or paid by any source other than the Obligor. No Home Loan contains any other similar provision which may constitute a "buydown" provision. No Home Loan is a graduated payment mortgage loan. No Home Loan has a shared appreciation or other contingent interest feature.

     (ff) NO CHATTEL PAPER. Each Debt Instrument is comprised of one original promissory note and each such promissory note constitutes an "instrument" for purposes of Section 9-105(1)(i) of the UCC. No Debt Instrument constitutes or is comprised of "chattel paper" as such term is defined in Section 9-105(1)(b) of the UCC. Each Debt Instrument has been delivered to the Indenture Trustee.

     (gg) DESCRIPTION CONFORMS TO PRIVATE PLACEMENT MEMORANDUM. Each Initial Home Loan conforms, and all Initial Home Loans in the aggregate conform, in all material respects to the description thereof to be set forth in the Private Placement Memorandum.

     (hh) REVIEW BY SELLER. In light of the Seller's underwriting guidelines, the Seller has reviewed all of the documents constituting each Servicer's Home Loan File and each Indenture Trustee's Home Loan File and has made such inquiries as it deems reasonable under the circumstances to make and confirm the accuracy of the representations set forth herein.

     (ii) UNDERWRITING CRITERIA. No more than 45% of the Home Loans (weighted by Principal Balance) will be secured by Mortgaged Properties located in the State of California; no more than 20% of the Home Loans (weighted by Principal Balance) will be secured by Mortgaged Properties

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located in any single state, other than the State of California; the average of the Credit Scores of the Home Loans (weighted by Principal Balance) will be a minimum of 675; no more than 5% of the Home Loans (weighted by Principal Balance) will have a Credit Score below 620; none of the Home Loans will have a Credit Score below 600; the average Principal Balance of the Home Loans will not exceed $40,000; the average Debt Ratio of the Home Loans (weighted by Principal Balance) will not exceed 41%; no more than 2% of the Home Loans (weighted by Principal Balance) will be Home Loans with a related Debt Ratio greater than 50%; the average combined loan to value ratio of the Home Loans (weighted by Principal Balance) will not exceed 115%; and no more than 1% of the Home Loans (weighted by Principal Balance) will have combined loan to value ratios in excess of 130%.

     (jj) LOCATION OF MORTGAGED PROPERTY. Each Mortgaged Property securing a Home Loan is located in the United States.

     Section 3.04   SUBSEQUENT HOME LOANS.

     (a) With respect to the Subsequent Home Loans conveyed by the Seller to the Issuer on a given Advance Date, the Seller shall represent and warrant to the Issuer, the Indenture Trustee, the Note Insurer and the Noteholders that as of each Advance Date:

          (i) No such Subsequent Home Loan provides for scheduled payments to be due on any date after the date which is fifteen months prior to the Final Scheduled Payment Date.

         (ii) To the best of the Seller's knowledge, the acquisition of the Subsequent Home Loans by the Issuer on such Advance Date will not result in a downgrading in any rating of the Notes by a Rating Agency.

        (iii) The Subsequent Home Loans have not been acquired by the Issuer for the primary purpose of recognizing gains or decreasing losses resulting from market value changes in such Subsequent Home Loans.

         (iv)   Each of the representations and warranties set forth in
     Section 3.03 is true and correct with respect to each of the Subsequent Home Loans being transferred to the Issuer.

          (v) To the extent applicable to each Subsequent Home Loan being transferred to the Issuer, the quantitative criteria set forth in paragraphs 22 and 23 of that certain Commitment to Issue a Financial Guaranty Insurance Policy (Application No. 97-06-4394 dated as of June 16,
     1997) (the "Note Insurer Commitment") issued by the Note Insurer have been satisfied.

     (b) The Seller shall represent and warrant to the Issuer, the Indenture Trustee, the Note Insurer and the Noteholders that as of each Advance Date the Home Loans have satisfied all of the criteria set forth in paragraphs 22 and 23 of the Note Insurer Commitment.

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     Section 3.05   PURCHASE AND SUBSTITUTION.

     (a) It is understood and agreed that the representations and warranties set forth in Sections 3.03 and 3.04, shall survive the conveyance of the Home Loans to the Issuer, the Grant of the Home Loans to the Indenture Trustee and the delivery of the Notes to the Noteholders. Upon discovery by the Seller, the Servicer, the Custodian, the Issuer, the Indenture Trustee, the Note Insurer or any Noteholder of a breach of any of such representations and warranties which materially and adversely affects the value of the Home Loans or the interest of the Noteholders or the Note Insurer, or which materially and adversely affects the interests of the Noteholders or the Note Insurer in the related Home Loan in the case of a representation and warranty relating to a particular Home Loan (notwithstanding that such representation and warranty may have been made to the Seller's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Seller shall within 45 days of the earlier of its discovery or its receipt of notice of any breach of such a representation or warranty, or of its discovery or its receipt of notice of a material defect in a document contained in an Indenture Trustee's Home Loan File as referred to in the last sentence of Section 2.06(b) promptly cure such breach or the applicable defect, as applicable in all material respects unless such requirement is waived by the Note Insurer. If, however, within 45 days after Seller's discovery of or receipt of notice of such a breach or defective document, as applicable, such breach or defective document, as applicable, has not been remedied by the Seller or waived by the Note Insurer and such breach or defective document, as applicable, materially and adversely affects the interests of the Noteholders or the Note Insurer generally or in the related Home Loan (the "Defective Home Loan"), the Seller shall, on or before the Determination Date next succeeding the end of such 45 day period, either (i) remove such Defective Home Loan from the Trust Estate (in which case it shall become a Deleted Home Loan) and substitute one or more Qualified Substitute Home Loans in the manner and subject to the conditions set forth in this
Section 3.05 or (ii) purchase such Defective Home Loan at a purchase price equal to the Purchase Price by depositing such Purchase Price in the Collection Account. In addition, the Seller shall indemnify the Issuer and the Note Insurer for any losses incurred in excess of the proceeds received from the repurchase or substitution of any such Defective Home Loan. In the event the Seller is notified that any Mortgaged Property is not free of damage or not in good repair, regardless of the Seller's knowledge, the Seller shall (x) substitute or purchase the related Home Loan in accordance with clauses (i) and (ii), respectively, above or (y) repair any such Mortgaged Property such that such Mortgaged Property is free of damage and in good repair. The Seller shall provide the Servicer, the Note Insurer, the Indenture Trustee and the Issuer with a certification of a Responsible Officer on the Determination Date next succeeding the end of such 45 day period indicating whether the Seller is purchasing the Defective Home Loan or substituting in lieu of such Defective Home Loan a Qualified Substitute Home Loan.

     Any substitution of Home Loans pursuant to this Section 3.05(a) shall be accompanied by payment by the Seller of the Substitution Adjustment, if any, to be deposited in the Collection Account. For purposes of calculating the Available Collection Amount for any Payment Date, amounts paid by the Seller pursuant to this Section 3.05 in connection with the repurchase or substitution of any Defective Home Loan that are on deposit in the Collection Account as of the Determination Date for such Payment Date shall be deemed to have been paid during the related Due

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Period and shall be transferred to the Note Payment Account to be retained therein for application on such Payment Date pursuant to Section 5.01(c).

     As to any Home Loan for which the Seller substitutes a Qualified Substitute Home Loan or Loans, the Seller shall effect such substitution by delivering (i) to the Issuer a certification executed by a Responsible Officer of the Seller to the effect that the Substitution Adjustment has been credited to the Collection Account and (ii) to the Custodian on behalf of the Indenture Trustee, the documents constituting the Indenture Trustee's Loan File for such Qualified Substitute Home Loan or Loans.

     The Issuer will be entitled to all payments received on the applicable Deleted Home Loan on or before the Accounting Date applicable to the calculation, as of the applicable date of repurchase or substitution, of the Principal Balance of such Deleted Home Loan, and the Seller shall be entitled to receive all Post-Release Collections with respect to such Deleted Home Loan. The Seller shall give written notice to the Issuer, the Servicer (if the Seller is not then acting as such), the Indenture Trustee and the Note Insurer that a repurchase or substitution has taken place and shall amend the Home Loan Schedule to reflect (i) the removal of the applicable Deleted Home Loan from the terms of this Agreement and (ii) if applicable, the substitution of the Qualified Substitute Home Loan. The Seller shall promptly deliver to the Issuer, the Servicer (if the Seller is not then acting as such), the Indenture Trustee and the Note Insurer a copy of the Home Loan Schedule as so amended.

     (b)   [RESERVED].

     (c) The Servicer shall deposit in the Collection Account all payments received in connection with a Qualified Substitute Home Loan or Loans after the date of such substitution. All payments received with respect to Qualified Substitute Home Loans on or before the date of substitution will be retained by the Seller. Upon such substitution, such Qualified Substitute Home Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Home Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 3.03. On the date of such substitution, the Seller will deposit into the Collection Account an amount equal to the related Substitution Adjustment, if any. In addition, on the date of such substitution, (i) the Issuer shall cause such Qualified Substitute Home Loan to be pledged to the Indenture Trustee under the Indenture as part of the Trust Estate and (ii) the Indenture Trustee shall (A) release the applicable Deleted Home Loan from the lien of the Indenture, (B) release (or cause the Custodian to release) to the Servicer for release to the Seller the related Indenture Trustee's Home Loan File for such Deleted Home Loan and (C) execute, without recourse, representation or warranty, and deliver such instruments of transfer and release presented to it by the Servicer as shall be necessary to transfer such Deleted Home Loan to the Seller and to evidence such release.

     (d) It is understood and agreed that the obligations of the Seller set forth in this Section 3.05 to cure, purchase or substitute for a Defective Home Loan (and to indemnify the Issuer and the Note Insurer for certain losses as provided in this Agreement in connection with a Defective

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Home Loan) constitute the sole remedies of the Issuer, the Indenture Trustee, the Noteholders and the Note Insurer hereunder respecting a breach of the representations and warranties contained in Sections 3.03 and 3.04 other than, (i) with respect to the Note Insurer, those remedies set forth in the Insurance Agreement and (ii) with respect to the Noteholders, those remedies available under Article XII following a Conversion Event if such breach is not cured, corrected or eliminated and, as a result, a Conversion Event within paragraph (l) of the definition of Conversion Event occurs. Any cause of action against the Seller relating to or arising out of a material defect in a document contained in an Indenture Trustee's Home Loan File as contemplated by the last sentence of Section 2.06(b) or against the Seller relating to or arising out of a breach of any representations and warranties made in Sections 3.03 or 3.04 shall accrue as to any Home Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Seller, or notice thereof by the Seller to the Issuer and the Note Insurer,
(ii) failure by the Seller to cure such defect or breach or purchase or substitute such Home Loan as specified above, and (iii) demand upon the Seller by the Issuer, the Note Insurer or the Majority Noteholders for all amounts payable in respect of such Home Loan.

     (e) Neither the Issuer nor the Indenture Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Home Loan pursuant to this Section or the eligibility of any Home Loan for purposes of this Agreement.

                                   ARTICLE IV

                ADMINISTRATION AND SERVICING OF THE HOME LOANS

     Section 4.01   DUTIES OF THE SERVICER.

     (a) SERVICING STANDARD. The Servicer, as an independent contractor, shall service and administer the Home Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Home Loans, shall employ or cause to be employed procedures (including collection, foreclosure, liquidation and Foreclosure Property management and liquidation procedures) and exercise the same care that it customarily employs and exercises in servicing and administering loans of the same type as the Home Loans for its own account, provided that such standards shall in no event be lower than accepted servicing practices of prudent lending institutions and servicers of loans of the same type as the Home Loans and giving due consideration to the Noteholders' and the Note Insurer's reliance on the Servicer. The Servicer has and shall maintain the facilities, procedures and experienced personnel necessary to comply with the servicing standard set forth in this subsection (a) and the duties of the Servicer set forth in this Agreement relating to the servicing and administration of the Home Loans. Any fees or other amounts due to any Subservicer shall be solely the responsibility of the Servicer.

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     (b)   SERVICING ADVANCES.  In accordance with the preceding general servicing standard, the Servicer, or any Subservicer on behalf of the Servicer, shall make all Servicing Advances in connection with the servicing of each Home Loan hereunder. Notwithstanding any provision to the contrary herein, neither the Servicer, nor any Subservicer on behalf of the Servicer, shall have any obligation to advance its own funds for any delinquent scheduled payments of principal and interest on any Home Loan or to satisfy or keep current the indebtedness secured by any Superior Liens on the related Mortgaged Property. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of payments to Noteholders, be added to the amount owing under the related Home Loan. Notwithstanding any obligation by the Servicer to make a Servicing Advance hereunder with respect to a Home Loan, before making any Servicing Advance that is material in relation to the outstanding principal balance thereof, the Servicer shall assess the reasonable likelihood of (i) recovering such Servicing Advance and any prior Servicing Advances for such Home Loan, and
(ii) recovering any amounts attributable to outstanding interest and principal owing on such Home Loan for the benefit of the Noteholders and the
Note Insurer in excess of the costs, expenses and other deductions to obtain such recovery, including without limitation any Servicing Advances therefor and, if applicable, the outstanding indebtedness secured by all Superior Liens. The Servicer shall only make a Servicing Advance with respect to a Home Loan to the extent that the Servicer determines in its reasonable, good faith judgment that such Servicing Advance would likely be recovered as aforesaid.

     (c) WAIVERS, MODIFICATIONS AND EXTENSIONS. Consistent with the terms of this Agreement, following a Conversion Date, the Servicer may waive, modify or vary any provision of any Home Loan or consent to the postponement of strict compliance with any such provision or in any manner grant indulgence to any Obligor if in the Servicer's reasonable determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Noteholders or the Note Insurer; provided, however, unless the Obligor is in default with respect to the Home Loan, or such default is, in the judgment of the Servicer, reasonably foreseeable, the Servicer may not permit any modification with respect to any Home Loan that would change the Home Loan Interest Rate, defer (subject to the following paragraph) or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Home Loan) or extend the final maturity date on the Home Loan. The Servicer may grant a waiver or enter into a subordination agreement with respect to the refinancing of the indebtedness secured by a Superior Lien on the related Mortgaged Property, provided that the Obligor is in a better financial or cash flow position as a result of such refinancing, which may include a reduction in the Obligor's scheduled monthly payment on the indebtedness secured by such Superior Lien. The Servicer shall notify the Issuer, the Note Insurer and the Indenture Trustee of any modification, waiver or amendment of any provision of any Home Loan and the date thereof, and shall deliver to the Custodian for deposit in the related Indenture Trustee's Home Loan File, an original counterpart of the agreement relating to such modification, waiver or amendment promptly following the execution thereof. Notwithstanding the preceding provisions of this subsection (c), (1) if the Principal Balance of the Home Loans that have been waived, modified or varied, in the aggregate, equal or exceed two percent (2%) of the aggregate Principal Balances of the Home Loans as of the Conversion Date, then any waiver, modification or variance thereafter of any Home Loan which is not a Defaulted Home Loan shall be subject to the prior written consent of the Note Insurer; and (2) the Servicer may

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modify, vary or waive any Defaulted Home Loan in a manner that in the reasonable judgment of the Servicer will be likely to maximize the net proceeds realizable from such Defaulted Home Loan under the circumstances, including, without limitation, the deferment or forgiveness of any principal or interest payments due or to become due thereon; provided, however, that with respect to the preceding clauses (1) and (2), no such modification, waiver or variation of a Home Loan pursuant to this subsection (c) shall involve the execution by the related Obligor of a new Debt Instrument or a new Mortgage.

     The Servicer may, in a manner consistent with accepted servicing practices, permit a borrower who is selling his principal residence and purchasing a new one (due to relocation for employment reasons) to substitute the new Mortgaged Property as collateral for the related Home Loan. In such event, the Servicer will generally require the borrower to make a partial prepayment in reduction of the principal balance of the Home Loan.

     The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of each Home Loan and the related Debt Instrument and Mortgage. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge or assumption fee or any other fee or charge which the Servicer would be entitled to retain hereunder as Servicing Compensation and extend the due date for payments due on a Debt Instrument for a period.

     (d) INSTRUMENTS OF SATISFACTION OR RELEASE. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver on behalf of the Issuer, the Indenture Trustee, each Noteholder and the Note Insurer, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Home Loans and with respect to the related Mortgaged Properties. If reasonably required by the Servicer, the Issuer and the Indenture Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     Section 4.02   LIQUIDATION OF HOME LOANS.

     (a) In the event that any payment due under any Home Loan and not postponed pursuant to Section 4.01(c) is not paid when the same becomes due and payable, or in the event the Obligor fails to perform any other covenant or obligation under the Home Loan and such failure continues beyond any applicable grace period, the Servicer shall, in accordance with the standard of care specified in Section 4.01(a), take such action as it shall deem to be in the best interest of the Noteholders and the Note Insurer to collect or liquidate such Home Loan in default in a manner that in the reasonable judgment of the Servicer will be likely to maximize the net proceeds realizable therefrom under the circumstances (including foreclosing or otherwise comparably effecting ownership in such Mortgaged Property in the name of the Indenture Trustee for the benefit of Noteholders and the Note Insurer). In addition, the Servicer shall have the power and authority, exercisable in its sole discretion at any time, to sell any defaulted Home Loan on behalf of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer to one or more third party

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investors in a manner that, in the reasonable judgment of the Servicer, will be likely to maximize the net proceeds realizable therefrom. The Servicer shall promptly deposit the Net Liquidation Proceeds or Post Liquidation Proceeds, as applicable, from the sale of such defaulted Home Loans into the Collection Account in accordance with Section 5.01 of this Agreement. The Servicer shall give the Indenture Trustee notice of the election of remedies made pursuant to this Section 4.02. The Servicer shall not be required to satisfy the indebtedness secured by any Superior Liens on the related Mortgaged Property or to advance funds to keep the indebtedness secured by such Superior Liens current. In connection with any collection or liquidation activities, the Servicer shall exercise collection or liquidation procedures with the same degree of care and skill as it would exercise or use under the circumstances in the conduct of its own affairs.

     (b) During any Due Period occurring after a Home Loan becomes a Liquidated Home Loan, the Servicer shall deposit into the Collection Account any proceeds received by it with respect to such Liquidated Home Loan or the related Foreclosure Property ("Post Liquidation Proceeds").

     (c) After a Home Loan has become a Liquidated Home Loan, the Servicer shall promptly prepare and forward to the Issuer, the Indenture Trustee, the
Note Insurer, the Arranger and, upon request of any Noteholder, to such Noteholder a liquidation report detailing the following: (i) the Net Liquidation Proceeds, Insurance Proceeds or Released Mortgaged Property Proceeds received in respect of such Liquidated Home Loan; (ii) expenses incurred with respect thereto; (iii) any Net Loan Losses incurred in connection therewith; and (iv) any Post Liquidation Proceeds.

     Section 4.03   FIDELITY BOND; ERRORS AND OMISSION INSURANCE.

     The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy in such amounts as required by, and satisfying any other requirements of, FHLMC, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Home Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts (including acts relating to the origination and servicing of loans of the same type as the Home Loans) of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Home Loan without having obtained payment in full of the indebtedness secured thereby. In the event of any loss of principal or interest on a Home Loan for which reimbursement is received from the Servicer's fidelity bond or errors and omissions insurance, the proceeds from any such insurance will be deposited in the Collection Account. No provision of this Section 4.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Issuer, the Indenture Trustee or the Note Insurer, the Servicer shall cause to be delivered to requesting party a certified true copy of such fidelity bond and insurance policy. On the Closing Date, such fidelity bond and insurance is maintained by the Servicer with Reliance Insurance Company of Illinois.

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     Section 4.04   TITLE, MANAGEMENT AND DISPOSITION OF FORECLOSURE
                    PROPERTY.

     The deed or certificate of sale in respect of each Foreclosure Property shall be taken in the name of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer.

     The Servicer shall manage, conserve, protect and operate each Foreclosure Property for the Indenture Trustee, the Noteholders and the Note Insurer solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosure Property in the same manner that it manages, conserves, protects and operates other foreclosure property for its own account, and in the same manner that similar property in the same locality as the Foreclosure Property is managed. The Servicer shall attempt to sell the same (and may temporarily lease the same) on such terms and conditions as the Servicer deems to be in the best interest of the Noteholders and the Note Insurer.

     The disposition of Foreclosure Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Indenture Trustee, the Noteholders and the Note Insurer and, as soon as practicable thereafter, the expenses of such sale shall be paid. The Net Liquidation Proceeds or Post Liquidation Proceeds, as applicable, from the conservation, disposition and sale of the Foreclosure Property shall be promptly deposited by the Servicer in the Collection Account in accordance with Section 5.01 of this Agreement and the Indenture, which Net Liquidation Proceeds or Post Liquidation Proceeds, as applicable, shall equal all cash amounts received with respect thereto less the amounts retained and withdrawn by the Servicer for any related unreimbursed Servicing Advances and any other fees and expenses incurred in connection with such Foreclosure Property.

     Section 4.05 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE HOME LOANS.

     The Servicer shall provide to the Issuer, the Indenture Trustee, the Noteholders, the Note Insurer and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Home Loans required by applicable state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

     Section 4.06   SUPERIOR LIENS.

     (a) The Servicer shall file (or cause to be filed) of record a request for notice of any action by a lienholder under a Superior Lien for the protection of the Indenture Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.

     (b) If the Servicer is notified that any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien, or has declared or intends to

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declare a default under the related mortgage or promissory note secured thereby, or has filed or intends to file an election to have any Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Issuer and the Indenture Trustee, all reasonable actions that are necessary to protect the interests of the Noteholders and the Note Insurer, and/or to preserve the security of the related Home Loan, including making any Servicing Advances that are necessary to cure the default or reinstate the Superior Lien. The Servicer shall immediately notify the Issuer and the Indenture Trustee of any such action or circumstances. Any Servicing Advances by the Servicer pursuant to its obligations in this Section 4.06 shall comply with requirements set forth in Section 4.01(b) hereof.

     Section 4.07   SUBSERVICING.

     (a) The Servicer may, with the prior written consent of the Note Insurer and the Indenture Trustee, enter into Subservicing Agreements for any servicing and administration of Home Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and is an Eligible Servicer. The Servicer shall give prior written notice to the Issuer, the Indenture Trustee, the Note Insurer and the Arranger of the appointment of any Subservicer. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either directly service the related Home Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

     (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Issuer, the Indenture Trustee, the Note Insurer and Noteholders for the servicing and administering of the Home Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Home Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Home Loans when the Subservicer has actually received such payments and, unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Home Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     (c) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the successor Servicer, on behalf of the Issuer, the Indenture Trustee, the Note Insurer and the Noteholders pursuant to Section 4.08, shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the successor Servicer elects to terminate any Subservicing Agreement in accordance with its terms. The successor Servicer shall be deemed to have assumed all of the

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Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the successor Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Home Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

     (d) As part of its servicing activities hereunder, the Servicer, for the benefit of the Issuer, the Indenture Trustee, the Note Insurer and the Noteholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Home Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Home Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     (e) Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Home Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone and none of the Issuer, the Indenture Trustee, the Noteholders or the Note Insurer shall be deemed parties thereto or shall have any claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 4.07(c) above.

     Section 4.08   SUCCESSOR SERVICERS.

     In the event that the Servicer is terminated pursuant to Section 10.01 hereof, or resigns pursuant to Section 9.04 hereof or otherwise becomes unable to perform its obligations under this Agreement, the Indenture Trustee will become the successor Servicer or will appoint a successor Servicer in accordance with the provisions of Section 10.02 hereof; provided that any successor Servicer, including the Indenture Trustee, shall satisfy the requirements of an Eligible Servicer and shall be approved by each Rating Agency and the Note Insurer.

     Section 4.09   RULE 144A INFORMATION.

     Within seven (7) days after its receipt of a request therefor, the Servicer shall provide to the Indenture Trustee the information required to be delivered to Holders and prospective owners of the Notes in connection with resales of the Notes to permit compliance with Rule 144A of the Securities Act in connection with such resales. The Issuer shall provide to the Servicer such information as may be requested by the Servicer for the Servicer to comply with its obligations as set forth in the preceding sentence.

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                                   ARTICLE V

                        ESTABLISHMENT OF TRUST ACCOUNTS

     Section 5.01 COLLECTION ACCOUNT, NOTE PAYMENT ACCOUNT AND NOTE PRINCIPAL PREPAYMENT ACCOUNT.

     (a)   (1)   ESTABLISHMENT OF COLLECTION ACCOUNT.  The Servicer, for the
benefit of the Noteholders and the Note Insurer, shall cause to be established and maintained one or more Collection Accounts, which shall be separate Eligible Accounts, which may be interest-bearing, entitled "COLLECTION ACCOUNT, FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, IN TRUST FOR THE FIRSTPLUS FUNDING TRUST ASSET-BACKED NOTES, SERIES 1997A". Any Collection Account may be maintained with the Indenture Trustee or, subject to the following paragraph, any other depository institution which satisfies the requirements set forth in the definition of Eligible Account. The creation of any Collection Account other than one maintained with the Indenture Trustee shall be evidenced by a letter agreement between the Servicer and the depository institution acceptable to the Note Insurer. A copy of such letter agreement shall be furnished to the Indenture Trustee, the Note Insurer and, upon request of any Noteholder, to such Noteholder. Funds in each Collection Account shall be invested in accordance with Section 5.08.

     As of the Closing Date, the Collection Account shall be established with the Indenture Trustee, and thereafter upon written notice to the Issuer and the Indenture Trustee, and upon the prior written consent of the Note Insurer, the Collection Account may be transferred by the Servicer to a different depository institution so long as such transfer is to an Eligible Account.

           (2) ESTABLISHMENT OF NOTE PAYMENT ACCOUNT AND THE NOTE PRINCIPAL PREPAYMENT ACCOUNT. No later than the Closing Date, the Issuer, for the benefit of the Noteholders and the Note Insurer, shall cause to be established and maintained with the Indenture Trustee (i) one or more Note Payment Accounts, which shall be separate Eligible Accounts, which may be interest-bearing and which shall be entitled "NOTE PAYMENT ACCOUNT, FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, IN TRUST FOR THE "FIRSTPLUS FUNDING TRUST ASSET-BACKED NOTES, SERIES 1997A", and (ii) one or more Note Principal Prepayment Accounts, which shall be separate Eligible Accounts, which may be interest-bearing and which shall be entitled "NOTE PRINCIPAL PREPAYMENT ACCOUNT, FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, IN TRUST FOR THE "FIRSTPLUS FUNDING TRUST ASSET-BACKED NOTES, SERIES 1997A". Funds in the Note Payment Account and the Note Principal Prepayment Account shall be invested in accordance with Section 5.08.

     (b)   (1)   DEPOSITS TO COLLECTION ACCOUNT.  The Servicer shall use its best efforts to deposit or cause to be deposited (without duplication) within one (1) Business Day, and shall in any event deposit within two (2) Business Days, of receipt thereof in the Collection Account and retain therein in trust for the benefit of the Noteholders and the Note Insurer:

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

           (i) all payments on account of principal on each Home Loan received on or after its related Cut-Off Date;

          (ii) all payments on account of interest on each Initial Home Loan received on or after June 1, 1997;

         (iii) all payments on account of interest on each Subsequent Home Loan received on or after its related Cut-Off Date;

          (iv) all Net Liquidation Proceeds and Post Liquidation Proceeds pursuant to Sections 4.02 or 4.04;

           (v)   all Insurance Proceeds;

          (vi)   all Released Mortgaged Property Proceeds;

         (vii) any amounts payable in connection with the repurchase of any Home Loan and the amount of any Substitution Adjustment pursuant to
     Section 3.05 or Section 2.9(c) of the Indenture;

        (viii) any amount required to be deposited in the Collection Account pursuant to the receipt of proceeds from any fidelity bond or errors and omission insurance under Section 4.03 or the deposit of the Termination Price under Section 11.02; and

          (ix)   interest and gains on funds held in the Collection Account.

     The Servicer shall be entitled to retain and not deposit into the Collection Account any amounts received with respect to a Home Loan that constitute additional servicing compensation pursuant to Section 7.03, and such amounts retained by the Servicer during a Due Period shall be excluded from the calculation of the Servicing Compensation that is distributable to the Servicer from the Note Payment Account on the next Payment Date following such Due Period.

           (2) DEPOSITS TO NOTE PAYMENT ACCOUNT. On the third Business Day prior to each Payment Date (for purposes of this Section 5.01(b)(2) the "Withdrawal Date"), the Indenture Trustee (based on information contained in the Servicer's Monthly Remittance Report for such Payment Date) shall (i) withdraw the Available Collection Amount with respect to such Payment Date from the Collection Account, pay the portion thereof representing income or gain from investments credited to the Collection Account during the preceding Due Period to the Servicer as Servicing Compensation with respect to such Payment Date, and deposit the remainder in the Note Payment Account, (ii) withdraw all funds on deposit in the Capitalized Interest Account (excluding any portion thereof that was deposited in the Capitalized Interest Account with respect to an Additional Note Principal Balance for which the related Advance Date occurred on or after the immediately preceding Determination
Date) and deposit such funds in the Note Payment Account, and (iii) withdraw all funds on deposit in the Reserve Fund on such Withdrawal Date, pay the portion thereof

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

representing income or gain from investments credited to the Reserve Fund during the preceding Due Period to the Issuer Special Purpose Account, and deposit the remainder in the Note Payment Account.

     (c) RETENTIONS IN NOTE PAYMENT ACCOUNT. No later than 11:00 a.m. (New York City time) on the second Business Day prior to each Payment Date, to the extent funds are available in the Note Payment Account, the Indenture Trustee (based on the information contained in the Servicer's Monthly Remittance Report for such Payment Date) shall retain funds in the Note Payment Account for payment on such Payment Date as indicated in the following order of priority:

           (i) to retain in the Note Payment Account for payment on such Payment Date pursuant to the Indenture in the following order, (a) to the Servicer, an amount equal to the Servicing Compensation (net of (A) any amounts retained prior to deposit into the Collection Account pursuant to subsection (b)(1) above and (B) any amounts representing income or gain from investments credited to the Collection Account and paid to the Servicer pursuant to subsection (b)(2) above) and all unpaid Servicing Compensation from prior Due Periods and (b) to the Note Insurer, an amount equal to the Guaranty Insurance Premium and all unpaid Guaranty Insurance Premiums from prior Due Periods;

          (ii) to retain in the Note Payment Account, for payment pursuant to the Indenture on such Payment Date, from the Available Payment Amount remaining after the application of clause (i), the Interest Payment Amount with respect to such Payment Date;

         (iii) to retain in the Note Payment Account, for payment pursuant to the Indenture on such Payment Date, from the Available Payment Amount remaining after the application of clauses (i) and (ii) above, the Principal Payment Amount with respect to such Payment Date;

          (iv) to retain in the Note Payment Account, for payment pursuant to the Indenture on such Payment Date to the Note Insurer, from the Available Payment Amount remaining after application of clauses (i) through (iii) above, the Note Insurer Reimbursement Amount;

           (v)   to retain in the Note Payment Account, for payment pursuant to
     Section 5.06 on such Payment Date to the Servicer, from the Available Payment Amount remaining after application of clauses (i) through (iv) above, an amount equal to any Servicing Advances previously made by the Servicer and not previously reimbursed (the "Servicing Advance Reimbursement Amount" with respect to such Payment Date); and

          (vi) to retain in the Note Payment Account, for payment on such Payment Date to the Noteholders, from the Available Payment Amount remaining after application of clauses (i) through (v) above, an amount equal to that portion of the Facility Fee, if any, due and unpaid with respect to such Payment Date;

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          (vii) to retain in the Note Payment Account, for payment on such
     Payment Date to the Issuer Special Purpose Account from the remaining Available Payment Amount after application of clauses (i) through (vi) above, the amounts remaining after payments as described above, free of the lien of the Indenture.

     (d) ADDITIONAL WITHDRAWALS FROM COLLECTION ACCOUNT. The Indenture Trustee, at the written direction of the Servicer shall also make the following withdrawals from the Collection Account, in no particular order of priority:

          (i) to withdraw and pay as directed by the Servicer any amount not required to be deposited in the Collection Account, including without limitation any payments on or proceeds from a Home Loan received on or prior to its related Cut-Off Date, or deposited therein in error;

          (ii) to withdraw and pay as directed by the Servicer any Post-Release Collections on deposit in the Collection Account; and

          (iii) to clear and terminate the Collection Account in connection with the termination of this Agreement.

     The Servicer shall not retain any cash or investment in the Collection Account for a period in excess of 12 months and cash therein shall be considered transferred to the Note Payment Account on a first-in, first-out basis.

     Section 5.02   CLAIMS UNDER GUARANTY POLICY.

     (a) The Notes will be insured by the Guaranty Policy pursuant to the terms set forth therein, notwithstanding any provisions to the contrary contained in the Indenture or this Agreement. All amounts received under the Guaranty Policy shall be used solely for the payment to Noteholders of principal and interest on the Notes.

     (b)  (i)  If for any Payment Date a Deficiency Amount exists, the
     Indenture Trustee shall complete a notice in the form set forth as EXHIBIT A to the Guaranty Policy (the "Notice") and shall submit such Notice to the Fiscal Agent designated in the Guaranty Policy no later than 12:00 noon, New York time, on the second Business Day preceding such Payment Date. The Notice shall constitute a claim for a Guaranteed Payments pursuant to the Guaranty Policy for an amount equal to such Deficiency Amount. Upon receipt of the Guaranteed Payments, at or prior to the latest time payments of the Guaranteed Payments are to be made by the Note Insurer pursuant to the Guaranty Policy, on behalf of the Noteholders, the Indenture Trustee shall distribute such Guaranteed Payments as part of the Required Payment Amount under the Indenture.

          (ii) In addition, the Indenture Trustee shall make a claim upon the Guaranty Policy for the full amount of any Preference Amount on the first Business Day following


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

     receipt by the Indenture Trustee from the applicable Noteholder of the following: (i) a certified copy of the order requiring the return of such preference payment, (ii) an opinion of counsel satisfactory to the Note Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Note Insurer, irrevocably assigning to the Note Insurer all rights and claims of such Noteholder relating to or arising under the related Note against the debtor which made such preference payment or otherwise with respect to such preference payment, and (iv) appropriate instruments to effect the appointment of the Note Insurer as agent for such Noteholder in any legal proceeding relating to such preference payment, such instruments being in a form satisfactory to the Note Insurer. Any proceeds of any such Preference Amount received by the Indenture Trustee shall be paid pursuant to the terms of the Guaranty Policy.

     (c) The Note Insurer is entitled to the benefit of the following provisions in the event that a Guaranteed Payment has been made.
Notwithstanding any other provision hereof:

          (i) The Indenture Trustee shall immediately apply all moneys constituting a Guaranteed Payment to the payment to Noteholders of principal and interest on the Notes by depositing such amounts in the Note Payment Account for Guaranteed Payments payable on the Notes. All amounts received under the Guaranty Policy shall be used solely for the payment to Noteholders of principal and interest on Notes. The Note Insurer's obligations under the Guaranty Policy with respect to a particular Guaranteed Payment shall be discharged to the extent funds equal to the applicable Guaranteed Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. The parties hereto recognize that the making of the Guaranteed Payment does not relieve any of the parties hereto of any obligation hereunder or any of the Basic Documents.

          (ii) The parties hereto recognize that, to the extent that the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes, the Note Insurer shall be subrogated to the rights of the Noteholders to receive payments of principal and interest in accordance with the terms hereof and of the Indenture.

          (iii) To the extent the Note Insurer is owed any Note Insurer Reimbursement Amount (including, without limitation, any unreimbursed Guaranteed Payments made under the Guaranty Policy plus interest accrued thereon as provided in the Insurance Agreement), the Note Insurer shall be entitled to payments pursuant to the Indenture, and the Indenture Trustee shall otherwise treat the Note Insurer as the owner of such rights to payments of any Note Insurer Reimbursement Amount.

          (iv) The Note Insurer shall have the right to institute any suit, action or proceeding at law or in equity under the same terms as a Noteholder may institute any action.


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     Section 5.03  [RESERVED].

     Section 5.04  [RESERVED].

     Section 5.05  [RESERVED].

     Section 5.05  CAPITALIZED INTEREST ACCOUNT.

     (a) ESTABLISHMENT. No later than the Closing Date, the Issuer, for the benefit of the Noteholders and the Note Insurer, shall cause to be established and maintained with the Indenture Trustee one or more separate Eligible Accounts entitled "CAPITALIZED INTEREST ACCOUNT, FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, IN TRUST FOR THE FIRSTPLUS FUNDING TRUST ASSET-BACKED NOTES, SERIES 1997A". Funds in the Capitalized Interest Account shall be invested in accordance with Section 5.08.

     (b) DEPOSITS. The Issuer shall deposit each Capitalized Interest Account Deposit in the Capitalized Interest Account.

     (c) FINAL PAYMENT. Upon the termination of this Agreement as provided in Section 11.01(a), any amount remaining on deposit in the Capitalized Interest Account shall be paid to the Issuer and any Permitted Investments in the Capitalized Interest Account shall be transferred to the Issuer.

     (d) WITHDRAWALS. Any funds on deposit in the Capitalized Interest Account shall be applied as provided in Section 5.01(b)(2).

     Section 5.07  RESERVE FUND.

     (a) ESTABLISHMENT. No later than the Closing Date, the Issuer, for the benefit of the Noteholders and the Note Insurer, shall cause to be established and maintained with the Indenture Trustee one or more separate Eligible Accounts entitled "RESERVE FUND, FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, IN TRUST FOR THE FIRSTPLUS FUNDING TRUST ASSET-BACKED NOTES, SERIES 1997A". Funds in the Reserve Fund shall be invested in accordance with Section 5.08.

     (b) DEPOSITS. From time to time, the Issuer may deposit funds in the Reserve Fund.

     (c) FINAL PAYMENT. Upon the termination of this Agreement as provided in Section 11.01(a), any amount remaining on deposit in the Reserve Fund shall be paid to the Issuer and any Permitted Investments in the Reserve Fund shall be transferred to the Issuer.

     (d) WITHDRAWALS. Any funds on deposit in the Reserve Fund shall be applied as provided in Section 5.01(b)(2).


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     Section 5.08  TRUST ACCOUNTS; TRUST ACCOUNT PROPERTY.

     (a) CONTROL OF TRUST ACCOUNTS. Each of the Trust Accounts established hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the lien of the Indenture. In addition to the provisions hereunder, each of the Trust Accounts shall also be established and maintained pursuant to the Indenture. Amounts distributed from each Trust Account in accordance with the Indenture and this Agreement shall be released from the lien of the Indenture upon such payment thereunder or hereunder. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) (i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

     With respect to the Trust Accounts, the Indenture Trustee agrees, by its acceptance hereof, that each such Trust Account shall be subject to the sole and exclusive custody and control of the Indenture Trustee for the benefit of the Noteholders, the Note Insurer and the Issuer, as the case may be, and the Indenture Trustee shall have sole signature and withdrawal authority with respect thereto.

     The Servicer shall have the power, revocable by the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties herein or under the Indenture.

     (b) (1) INVESTMENT OF FUNDS. So long as no Event of Default shall have occurred and be continuing, the funds held in any Trust Account may be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments, as directed in writing or by telephone or facsimile transmission by the Servicer, in the case of the Collection Account, or by the Issuer, in the case of each other Trust Account, and confirmed in writing by the Servicer or the Issuer, as applicable. In any case, funds in any Trust Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, not later than three (3) Business Days (except with respect to the Note Payment Account, which shall be invested on a one (1) Business Day basis) immediately preceding the Payment Date next following the date of such investment and shall not be sold or disposed of prior to its maturity subject to Section 5.08(b)(2) below. All interest and any other investment earnings on amounts or investments held in any Trust Account shall be deposited into such Trust Account immediately upon receipt by the Indenture Trustee. All Permitted Investments in which funds in any Trust Account are invested must be held by or registered in the name of "FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, IN TRUST FOR THE FIRSTPLUS FUNDING TRUST ASSET-BACKED NOTES, SERIES 1997A".


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          (2)  INSUFFICIENCY AND LOSSES IN TRUST ACCOUNTS.  If any amounts are needed for disbursement from any Trust Account held by or on behalf of the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Trust Account. The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Indenture Trustee to perform in accordance with this Section 5.08.

          If any losses are realized in connection with any investment in any Trust Account pursuant to this Agreement and the Indenture, then the Servicer, with respect to the Collection Account, or the Issuer, with respect to each other Trust Account, shall deposit the amount of such losses (to the extent not offset by income from other investments in such Trust Account) in such Trust Account immediately upon the realization of such loss or, to the extent that the Servicer or the Issuer, as applicable fails to deposit any portion of such amount, the Issuer or the Servicer, as applicable, shall deposit any insufficiency from such failure in such Trust Account. All interest and any other investment earnings on amounts held in any Trust Account shall be taxed to the Issuer, and for federal and state income tax purposes the Issuer shall be deemed to be the owner of each Trust Account.

     (c) Subject to Section 6.1 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor with respect to such Permitted Investment and has defaulted thereon).

     (d) With respect to the Trust Account Property, the Indenture Trustee acknowledges and agrees that:

               (1) the Indenture Trustee shall act as Securities Intermediary (in such capacity, the "Securities Intermediary") with respect to the investment of funds in the Reserve Account. The Issuer shall treat the funds and other assets in the Reserve Account as its own for federal, state and local income tax and franchise tax purposes and shall report on its tax returns all income and gain from the Reserve Account. The Indenture Trustee shall not, without the prior written consent of the Note Insurer, accept for credit to the Reserve Account any Trust Account Property as to which the Indenture Trustee has knowledge of any adverse claim thereto.

               (2) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts and, subject to the last sentence of Section 5.08(a), each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;


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               (3)  any Trust Account Property that constitutes Physical
          Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee;

               (4) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

               (5) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (3) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security, directly or through one or more securities intermediaries.

               (6)  the Securities Intermediary hereby expressly agrees that:
          (i) all matters relating to the Reserve Account shall be governed by the laws of the State of Minnesota; (ii) all Trust Account Property held by the Securities Intermediary on behalf of the Indenture Trustee in the Reserve Account shall be treated as "financial assets" (as defined in Article 8 of the Minnesota Uniform Commercial Code, it being understood that the Securities Intermediary will not be responsible for the determination that any Trust Account Property is a "financial asset"); (iii) the Securities Intermediary will treat the Indenture Trustee as entitled to exercise the rights comprising the financial assets credited to the Reserve Account; (iv) the financial assets credited to the Reserve Account shall be registered in the name of, and payable to the order of or specially indorsed to the Indenture Trustee as Securities Intermediary and shall not be registered in the name of, payable to the order of, or specially indorsed to any Person other than the Indenture Trustee; and (v) the Securities Intermediary will not agree to comply with entitlement orders originated by any Person with respect to the financial asset held in the Reserve Account other than the Indenture Trustee.

               (7) in the event of any change of law regarding matters relating to the perfection of security interests in any Trust Account, the amounts or any Permitted Investments held therein, the Issuer shall cause to be furnished to the Indenture Trustee, the Note Insurer and each Rating Agency, an Opinion of Counsel addressing such matters and if necessary, the Issuer shall cooperate with the Indenture Trustee in taking all actions necessary to comply with the change in law.


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     Section 5.09  ALLOCATION OF LOSSES.

     In the event that Net Liquidation Proceeds, Insurance Proceeds or Released Mortgaged Property Proceeds on a Liquidated Mortgage Loan are less than the related Principal Balance plus accrued interest thereon, or any Obligor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds or partial payment shall be applied to payment of the related Debt Instrument, first to interest accrued at the Home Loan Interest Rate and then to principal.

     Section 5.10  ADVANCE ACCOUNT.

     (a) ESTABLISHMENT. No later than the Closing Date, the Issuer shall cause to be established and maintained with the Indenture Trustee one or more separate Eligible Accounts entitled "ADVANCE ACCOUNT, FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, IN TRUST FOR THE FIRSTPLUS FUNDING TRUST ASSET-BACKED NOTES, SERIES 1997A". Funds in the Advance Account shall not be invested.

     (b) DEPOSITS AND WITHDRAWALS. Additional Note Principal Balances shall be deposited in and withdrawn from the Advance Account as provided in
Section 2.02(c).


                                 ARTICLE I.

             STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

     Section 6.01  STATEMENTS.

     (a) No later than each Determination Date, the Servicer shall deliver to the Indenture Trustee a magnetic tape or computer disk providing such information regarding the Servicer's activities in servicing the Home Loans during the related Due Period as the Indenture Trustee may reasonably require. Upon a written request from the Arranger following a Conversion Event, the Servicer shall also deliver such magnetic tape or computer disk to the Arranger. No later than each Determination Date, the Servicer shall deliver to the Note Insurer a computer disk containing such information regarding the servicing of the Home Loans during the related Due Period as the Note Insurer may reasonably require.

     (b) (1) Subject to the modification of the Servicer's Monthly Remittance Report by the Servicer with the prior written consent of the Majority Noteholders and the Indenture Trustee, no later than three (3) Business Days before each Payment Date, the Servicer shall prepare and the Indenture Trustee shall distribute a monthly statement (the "Servicer's Monthly Remittance Report" with respect to such Payment Date) to the Seller, the Noteholders, the Note Insurer, the Arranger and each Rating Agency, stating the date of original issuance of the Notes (day, month and year), the name of the Issuer (I.E., "FIRSTPLUS FUNDING TRUST"), the series designation of the Notes (I.E., "Series 1997A"), the date of this Agreement and the following information:


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          (i) the Available Payment Amount, the Interest Payment Amount and
     the calculation with respect to such amount, the Principal Payment Amount and the Required Payment Amount with respect to the related Payment Date;

          (ii) the Aggregate Note Principal Balance and the Pool Principal Balance as of the first day of the related Due Period and after giving effect to payments made to the Noteholders on such Payment Date;

          (iii) the amount of principal and interest received on the Home Loans during the related Due Period;

          (iv) the Servicing Compensation and the Guaranty Insurance Premium for such Payment Date;

          (v) the Overcollateralization Amount with respect to such Payment Date, the Required Overcollateralization Amount with respect to such Payment Date, the Net Loan Losses incurred during the related Due Period and the cumulative Net Loan Losses with respect to such Payment Date;

          (vi) the amount remaining on deposit in the Reserve Fund on such Payment Date after giving effect to the payments made to Noteholders on such Payment Date and the amount on deposit in the Capitalized Interest Account on the related Determination Date;

          (vii) the weighted average maturity of the Home Loans and the weighted average Home Loan Interest Rate of the Home Loans, each as of the last day of the related Due Period.

          (viii) certain performance information, including delinquency and foreclosure information with respect to the Home Loans;

          (ix) the amount of any Guaranteed Payment included in the amounts paid to the Noteholders on such Payment Date;

          (x) the amount of any Note Insurer Reimbursement Amount to be paid to the Note Insurer on such Payment Date and the amount of any Note Insurer Reimbursement Amount remaining unsatisfied following such payment;

          (xi) the amount of any Servicing Advance Reimbursement Amount to be paid to the Servicer on such Payment Date and the amount of any Servicing Advance Reimbursement Amount remaining unpaid following such payment;

          (xii) the number of and aggregate Principal Balance of all Home Loans in foreclosure proceedings (other than any Home Loans described in clause
     (xiv)) and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal


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     Balances of all Home Loans, all as of the close of business on the first day of the related Due Period;

          (xiii) the number of and the aggregate Principal Balance of the Home Loans in bankruptcy proceedings (other than any Home Loans described in clause (xiii)) and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the first day of the related Due Period;

          (xiv) the number of Foreclosure Properties, the aggregate Principal Balance of the related Home Loans, the book value of such Foreclosure Properties and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the first day of the related Due Period;

          (xv) during the related Due Period, the aggregate Principal Balance of Home Loans for each of the following: (A) that became Defaulted Home Loans, (B) that became Liquidated Home Loans, (C) that became Deleted Home Loans pursuant to Section 3.05(a) as a result of such Deleted Home Loans being Defective Home Loans, and (D) that became Deleted Home Loans pursuant to Section 2.9(c) of the Indenture as a result of such Deleted Home Loans being Defaulted Home Loans or a Home Loan in foreclosure, default or imminent default, including the foregoing amounts by loan type (I.E., Combination Loans or Debt Consolidation Loans);

          (xvi) from the Closing Date through the most current Due Period, the cumulative aggregate Principal Balance of Home Loans for each of the following: (A) that became Defaulted Home Loans, (B) that became Liquidated Home Loans and (C) that became Deleted Home Loans pursuant to Section 3.05(a) as a result of such Deleted Home Loans being Defaulted Home Loans or a Home Loan in foreclosure, default or imminent default, including the foregoing amounts by loan type (I.E., Combination Loans or Debt Consolidation Loans);

          (xvii) the scheduled principal payments and the principal prepayments received with respect to the Home Loans during the related Due Period;

          (xviii) the number of and aggregate principal balance of all Home Loans (both during the related Due Period and in aggregate since the Closing Date) repurchased or substituted pursuant to Sections 3.05 or
     4.02 or Section 2.9(c) of the Indenture;

          (xix) the ABS Yield Spread, the Base Treasury Yield and the Minimum Spread Percent, each as of the related Determination Date;

          (xx) the then-applicable Overcollateralization Base Percent Requirement, the then-applicable Overcollateralization Targeted Percent Requirement, and the then-applicable Required Credit Support Multiple;


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          (xxi) the Net Defaulted Loan losses incurred during the related Due
     Period and the Default Rate with respect to the related Payment Date;

          (xxii) the Delinquency Rate (30 day) and the Delinquency Rate (60 day), each with respect to the related Payment Date; and

          (xxiii) such other information as may be reasonably requested by the Indenture Trustee or Note Insurer.

          (2) No later than seven days following a repurchase or substitution pursuant to Sections 3.05 or 4.02 or Section 2.9 of the Indenture, the Servicer shall notify each Rating Agency and the Note Insurer of the aggregate principal balances of the Home Loans repurchased or substituted and (if applicable) the relevant Substitution Adjustment.

     All reports prepared by the Servicer of the withdrawals from and deposits in the Collection Account will be based in whole or in part upon the information provided to the Indenture Trustee by the Servicer, and the Indenture Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.

     (c) No later than three (3) Business Days before each Payment Date, the Servicer shall prepare and distribute to the Note Insurer a monthly statement that includes the cumulative aggregate Principal Balance of Home Loans that became Deleted Home Loans pursuant to Section 3.05(a) as a result of such Deleted Home Loans being Defective Home Loans from the Closing Date through the most current Due Period.

     (d) No later than three (3) Business Days following a written request by the Arranger, the Servicer shall deliver a report to the Arranger setting forth the ABS Yield Spread as of the date of such request.

     (e) On each Advance Date and Note Principal Prepayment Date, the Servicer shall deliver a report to the Arranger setting forth the weighted average Home Loan Interest Rate of the Home Loans as of such Advance Date or Note Principal Prepayment Date, after giving effect to the Advance or the Note Principal Prepayment, as applicable.

     (f) Upon reasonable advance notice in writing, the Indenture Trustee will provide to each Noteholder which is a savings and loan association, bank or insurance company access to information and documentation regarding the Home Loans sufficient to permit such Noteholder to comply with applicable regulations of the FDIC or other regulatory authorities with respect to such Noteholder's investment in the Notes.

     (g) The Indenture Trustee shall forward to each Noteholder during the term of this Agreement, such periodic, special, or other reports, including information tax returns or reports required with respect to the Notes, including Internal Revenue Service Forms 1099 and other similar reports that are required to be filed by the Indenture Trustee or its agent, whether or not provided for


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herein, as shall be necessary, reasonable, or appropriate with respect to the
Noteholders, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Noteholders may reasonably require.

     (h) Reports and computer tapes furnished by the Servicer and the Indenture Trustee pursuant to this Agreement shall be deemed confidential and of proprietary nature, and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Seller or the Servicer or for any other purpose except as set forth in this Agreement.

     Section 6.02  REPORTS OF FORECLOSURE AND ABANDONMENT OF MORTGAGED
                   PROPERTY.

     Each year beginning in 1997 the Servicer, at its expense, shall make the reports of foreclosures and abandonments of any Mortgaged Property required by
Section 6050J of the Code. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by such Section 6050J of the Code.

     Section 6.03  SPECIFICATION OF CERTAIN TAX MATTERS.

     Each Noteholder shall provide the Indenture Trustee with a completed and executed Form W-9 prior to purchasing a Note. The Indenture Trustee shall comply with all requirements of the Code, and applicable state and local law, with respect to the withholding from any payments made to any Noteholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                               ARTICLE VII

                        GENERAL SERVICING PROCEDURES

     Section 7.01  ASSUMPTION AGREEMENTS.

     When a Mortgaged Property has been or is about to be conveyed by the Obligor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Home Loan under any "due-on-sale" clause contained in the related Mortgage or Debt Instrument; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event or in the event the related Mortgage and Debt Instrument do not contain a "due-on-sale" clause, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Debt Instrument and, unless prohibited by applicable law or the Home Loan documents, the Obligor remains liable thereon. The Servicer is also

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authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Obligor is released from liability and such person is substituted as Obligor and becomes liable under the Debt Instrument. The Servicer shall notify the Custodian that any such substitution or assumption agreement has been completed by forwarding to the Custodian the original of such substitution or assumption agreement, which original shall be added by the Custodian to the related Indenture Trustee's Home Loan File and shall, for all purposes, be considered a part of such Indenture Trustee's Home Loan File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 7.01, the Servicer shall not change the Home Loan Interest Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Home Loan. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional Servicing Compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Home Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 7.02  SATISFACTION OF MORTGAGES AND RELEASE OF HOME LOAN FILES.

     Subject to the provisions of Sections 4.01 and 4.02, the Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or otherwise prejudice any right the Noteholders or the Note Insurer may have under the mortgage instruments. The Servicer shall maintain the fidelity bond and errors and omissions insurance as provided for in Section 4.03 insuring the Servicer against any loss it may sustain with respect to any Home Loan not satisfied in accordance with the procedures set forth herein.

     Upon the payment in full of any Home Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Custodian by an Officers' Certificate (which certificate shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 5.01(b) have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Indenture Trustee's Home Loan File. Upon receipt of such certification and request and in accordance with Section
2.9 of the Indenture, the Custodian shall promptly release the related Indenture Trustee's Home Loan File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of Servicing Compensation and shall not be chargeable to the Collection Account or the Note Payment Account. Upon receipt by the Custodian of the certification of a Servicing Officer with respect to the release of the Indenture Trustee's Home Loan File for any Home Loan or any documents included therein, the Custodian shall release to the Servicer such Indenture Trustee's Home Loan File and shall deliver such instruments of transfer presented to it by the Servicer as shall be necessary or appropriate for the release of such Indenture Trustee's Home Loan File in accordance with such certification of the

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Servicing Officer.  The release to the Servicer of an Indenture Trustee's
Home Loan File pursuant to such certification shall not require or be subject to the prior approval of the Indenture Trustee in the case of a release in connection with the following: (1) the satisfaction or release of a Mortgage upon the payment in full of the Home Loan or upon such Home Loan becoming a Liquidated Home Loan; (2) a Home Loan in default for which the Servicer is or will be pursuing foreclosure or another method of liquidation pursuant to
Section 4.02; or (3) the correction of documentation in the Indenture Trustee's Home Loan File for errors and ambiguities, provided that such corrections shall be performed and returned to the Custodian in a prompt manner. In the case of a release of the related Indenture Trustee's Home Loan File to the Servicer in connection with a substitution or repurchase of any Home Loan pursuant to Section 3.05 or Substitution or release of a lien of the Indenture pursuant to Section 2.9(c) of the Indenture or a release for other servicing reasons, such release of the Indenture Trustee's Home Loan File by the Custodian shall be subject to the prior approval of the Indenture Trustee.

     The Indenture Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Obligor on the Debt Instrument or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Debt Instrument or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Indenture Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Indenture Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Indenture Trustee by the Servicer or take any other action requested in such request that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Indenture Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days, or more promptly if needed, of the Indenture Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Indenture Trustee's satisfaction that the related Home Loan has been paid in full by or on behalf of the Obligor and that such payment has been deposited in the Collection Account.

     Subject to any other applicable terms and conditions of this Agreement, the Indenture Trustee and Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Home Loan, provided the obligee with respect to such Home Loan following such proposed assignment provides the Indenture Trustee and Servicer with a "Certification for Assignment of Home Loan" in form and substance satisfactory to the Indenture Trustee and Servicer, providing the following: (i) that the Home Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with or facilitate a refinancing under the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such

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Home Loan and that the form of the transaction is solely to comply with or facilitate the transaction under such local laws; (iii) that the Home Loan following the proposed assignment will have a rate of interest at not more than 0.25 percent below or above the rate of interest on such Home Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the related Obligor. Upon approval of an assignment in lieu of satisfaction with respect to any Home Loan, the Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Home Loan and the Servicer shall treat such amount as a Principal Prepayment with respect to such Home Loan for all purposes hereof.

     Section 7.03  SERVICING COMPENSATION.

     As compensation for its services hereunder, the Servicer shall be entitled to receive from the Collection Account, the Servicing Fee, out of which the Servicer shall pay (i) any servicing fees owed or payable to any Subservicer and any custodial fees owed or payable to the Custodian and (ii) on each Payment Date, the Indenture Trustee Fee to the Indenture Trustee. Additional servicing compensation in the form of assumption and other administrative fees, amounts remitted pursuant to Section 7.01, prepayment penalties and late payment charges shall be part of the Servicing Compensation payable to the Servicer hereunder and shall be paid either by the Servicer retaining such additional servicing compensation prior to deposit in the Collection Account pursuant to Section 5.01(b)(1) or if deposited into the Collection Account as part of the Servicing Compensation withdrawn from the Note Payment Account pursuant to Section 8.2(c) of the Indenture.

     The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Servicer also agrees to pay (i) all reasonable costs and expenses incurred by the Indenture Trustee or the Seller in investigating the Servicer's activities hereunder when, in the reasonable opinion of the Indenture Trustee or the Seller, such investigation is warranted on the basis of adverse information about the Servicer obtained from a reasonably reliable source and (ii) all reasonable costs and expenses incurred by any successor servicer or the Indenture Trustee in replacing the Servicer in the event of a default by the Servicer in the performance of its duties under the terms and conditions of this Agreement.

     The Seller shall pay the annual Rating Agency monitoring fees with respect to the Notes; provided, that if the Seller fails to pay such fees and is no longer financially capable of paying such fees, then the Servicer shall pay such fees at its own expense.

     Section 7.04  QUARTERLY STATEMENTS AS TO COMPLIANCE.

     Not later than the last day of the second month following the end of each quarter of the Servicer's Fiscal Year, beginning in August 1997, the Servicer will deliver to the Indenture Trustee, the Issuer, the Note Insurer and to each Noteholder, an Officer's Certificate stating that (i) the Servicer has fully complied with the provisions of Articles V and VII, (ii) a review of the activities of the Servicer during the preceding quarter and of performance under this Agreement has been made under such officer's supervision, and (iii) to the best of such officers' knowledge, based on such

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review, the Servicer has fulfilled all its obligations under this Agreement throughout such quarter, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

     Section 7.05  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.

     On or before 120 days after the end of each of the Servicer's Fiscal Years elapsing during the term of its appointment under this Agreement, beginning with the first fiscal year ending after the Closing Date, the Servicer, at its expense, shall furnish to the Issuer, the Indenture Trustee, the Noteholders, the Note Insurer and each Rating Agency (i) an opinion by a firm of independent certified public accountants on the financial position of the Servicer at the end of the relevant fiscal year and the results of operations and changes in financial position of the Servicer for such year then ended on the basis of an examination conducted in accordance with generally accepted auditing standards, and (ii) if the Servicer is then servicing any Home Loans, a statement from such independent certified public accountants to the effect that based on an examination of certain specified documents and records relating to the servicing of the Servicer's loan portfolio conducted substantially in compliance with the audit program for mortgages serviced for the United States Department of Housing and Urban Development Mortgage Audit Standards, or the Uniform Single Attestation Program for Mortgage Bankers (the "Applicable Accounting Standards"), such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for (a) such exceptions as such firm shall believe to be immaterial and
(b) such other exceptions as shall be set forth in such statement.

     Section 7.06  RIGHT TO EXAMINE SERVICER RECORDS.

     Each Noteholder, the Indenture Trustee, the Issuer, the Note Insurer and each of their respective agents shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine, audit and copy, at the expense of the Person making such examination, any and all of the books, records or other information of the Servicer (including without limitation any Subservicer to the extent provided in the related Subservicing Agreement) whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. Each Noteholder, the Indenture Trustee, the Issuer and the Note Insurer agree that any information obtained pursuant to the terms of this Agreement shall be held confidential.

     Section 7.07  REPORTS TO THE INDENTURE TRUSTEE; COLLECTION ACCOUNT
                   STATEMENTS.

     If the Collection Account is not maintained with the Indenture Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Indenture Trustee and the Note Insurer a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Collection Account for each category of deposit specified in Section 5.01(b)(1), the aggregate of withdrawals from the Collection Account for each

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category of withdrawal specified in Section 5.01(b)(2) and (d) and the aggregate amount of permitted withdrawals not made in the related Due Period in each case, for the related Due Period.

                                ARTICLE VIII

                     REPORTS TO BE PROVIDED BY SERVICER

     Section 8.01  FINANCIAL STATEMENTS.

     The Servicer understands that, in connection with the transfer of the Notes, Noteholders may request that the Servicer make available to the Noteholders and to prospective Noteholders, and the Note Insurer may request to receive, annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which requests shall not be unreasonably denied.

     The Servicer also agrees to make available on a reasonable basis to the Noteholders, any prospective Noteholder and the Note Insurer a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Noteholders, any prospective Noteholder and the Note Insurer to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Noteholders and such prospective Noteholder and the Note Insurer that the Servicer has the ability to service the Home Loans in accordance with this Agreement.

                                ARTICLE IX

           CERTAIN MATTERS RELATING TO THE SERVICER AND THE SELLER

     Section 9.01  INDEMNIFICATION; THIRD PARTY CLAIMS.

     (a) The Servicer agrees to indemnify and hold the Indenture Trustee, the Issuer, the Seller (if the Seller is not also acting as Servicer), the Note Insurer, each Noteholder and the Arranger, together with their respective directors, officers, employees and agents, harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Issuer, the Seller, the Note Insurer, any Noteholder or the Arranger may sustain directly resulting from the negligence or willful misconduct of the Servicer in the performance of its duties hereunder or in the servicing of the Home Loans in compliance with the terms of this Agreement. IT IS THE EXPRESS INTENTION OF THE PARTIES TO THIS AGREEMENT THAT THE INDEMNIFICATION AND HOLD HARMLESS OBLIGATIONS OF THE SERVICER SET FORTH IN THE PRECEDING SENTENCE SHALL APPLY FULLY TO CLAIMS, LOSSES, ETC. RESULTING FROM ACTS OR OMISSIONS THAT MAY CONSTITUTE ORDINARY NEGLIGENCE ON THE PART OF THE SERVICER. The Servicer shall not be liable or responsible for any of the representations, covenants, warranties, responsibilities, duties or liabilities of any prior Servicer. The Servicer shall immediately notify the Indenture Trustee, the Issuer, the Seller (if the Seller is not also

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acting as Servicer), the Note Insurer, each Noteholder and the Arranger if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Indenture Trustee and the Issuer) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer (if the Seller is not also acting as Servicer), the Indenture Trustee, the Issuer, the Seller, the Note Insurer, any Noteholder and/or the Arranger in respect of such claim.

     (b) The Seller agrees to indemnify and hold the Indenture Trustee, the Issuer, the Servicer (if the Seller is not also acting as Servicer), the
Note Insurer, each Noteholder and the Arranger, together with their respective directors, officers, employees and agents, harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Issuer, the Servicer, the Note Insurer, any Noteholder or the Arranger may sustain directly resulting from the negligence or willful misconduct of the Seller in the performance of its duties hereunder or in compliance with the terms of this Agreement. IT IS THE EXPRESS INTENTION OF THE PARTIES TO THIS AGREEMENT THAT THE INDEMNIFICATION AND HOLD HARMLESS OBLIGATIONS OF THE SELLER SET FORTH IN THE PRECEDING SENTENCE SHALL APPLY FULLY TO CLAIMS, LOSSES, ETC. RESULTING FROM ACTS OR OMISSIONS THAT MAY CONSTITUTE ORDINARY NEGLIGENCE ON THE PART OF THE SELLER. The Seller shall immediately notify the Indenture Trustee, the Issuer, the Servicer (if the Seller is not also acting as Servicer), the Note Insurer, each Noteholder and the Arranger if a claim is made by a third party with respect to this Agreement, and the Seller shall assume (with the consent of the Indenture Trustee and the Issuer) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Seller, the Servicer (if the Seller is not also acting as Servicer), the Indenture Trustee, the Issuer, the Note Insurer, any Noteholder and/or the Arranger in respect of such claim.

     (c)   The obligations of the Servicer and the Seller under this
Section 9.01 shall survive the termination of this Agreement and the resignation and removal of the Indenture Trustee.

     Section 9.02  MERGER OR CONSOLIDATION OF THE SERVICER.

     The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation and maintain such other licenses and permits, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Home Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an Eligible Servicer and shall be the successor of the Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary

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notwithstanding.  The Servicer shall send notice of any such merger, conversion, consolidation or succession to the Indenture Trustee, the Issuer and the Note Insurer.

     Section 9.03  LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS.

     The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01 herein, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Home Loans in accordance with this Agreement or its other duties hereunder.

     Section 9.04  SERVICER NOT TO RESIGN; ASSIGNMENT.

     (a) The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Seller (if the Seller is not also acting as Servicer), the Indenture Trustee, the Issuer, the Note Insurer and the Majority Noteholders, or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by a written opinion of counsel (who may be an employee of the Servicer) to such effect delivered to the Indenture Trustee, the Issuer, the Note Insurer and the Seller (if the Seller is not also acting as Servicer), which opinion of counsel shall be in form and substance acceptable to the Indenture Trustee, the Issuer and the Note Insurer. No such resignation shall become effective until a successor Servicer has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 10.02.

     (b) The Servicer shall not assign this Agreement or any of its obligations, rights and duties hereunder without the prior written consent of the Seller (if the Seller is not also acting as Servicer), the Indenture Trustee, the Issuer, the Note Insurer and the Majority Noteholders; provided, however, the Servicer may assign this Agreement without the prior written consent of the Seller, the Indenture Trustee and the Issuer, but with the prior written consent of the Note Insurer and the Majority Noteholders to (i) the Indenture Trustee or (ii) any Person (A) to whom such assignment is consented to in writing by the Indenture Trustee, the Issuer, the Seller and the Note Insurer, (B) that services not less than $25,000,000 in aggregate outstanding principal amount of loans similar in type to the Home Loans, (C) that has a net worth of not less than $2,500,000, (D) that has a blanket fidelity bond and errors and omissions insurance coverage satisfying the requirements set forth in Section 4.03 and (E) that will not cause any rating of the Notes in effect immediately prior to such assignment to be qualified, downgraded or withdrawn, as evidenced by a letter from each Rating Agency to such effect. Any such assignment to a successor Servicer (other than the Indenture Trustee) shall be effective only upon delivery to the Indenture Trustee, the Issuer, the Seller and the Note Insurer of an agreement, duly executed by the Servicer and such successor servicer in a form reasonably satisfactory to the Indenture Trustee and the Issuer, in which such successor servicer shall assume the due and punctual performance of each covenant and condition to be performed or observed by the Servicer hereunder.

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     Section 9.05  RELATIONSHIP OF SERVICER TO ISSUER AND THE SELLER.

     The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Issuer and the Seller under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Issuer or the Seller.

                                 ARTICLE X

                                  DEFAULT

     Section 10.01  EVENTS OF DEFAULT.

     In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

           (i) any failure by the Servicer to deposit in the Collection Account in accordance with Section 5.01(b) any payments in respect of the Home Loans received by the Servicer no later than the second Business Day following the day on which such payments were received; or

          (ii) any failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement (other than a covenant, obligation or agreement, a default in the observance of which is elsewhere in this Section specifically dealt with), which failure continues unremedied for a period of 60 days after the earlier to occur of (x) any Responsible Officer of the Servicer first acquiring actual knowledge thereof and (y) the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given (a) to the Servicer by the Indenture Trustee or the Issuer, or (b) to the Servicer, the Indenture Trustee or the Issuer by any Noteholder or the Note Insurer; or

         (iii) the entry by a court or supervisory authority having jurisdiction of (A) a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of such member or of any substantial part of its property, or ordering the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (iv) the commencement by the Servicer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent or the consent by

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     the Servicer to the entry of a decree or order for relief in respect of itself in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Servicer, or the filing by the Servicer of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Servicer to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Servicer or of any substantial part of its property, or the making by the Servicer of an assignment for the benefit of creditors, or the Servicer's failure to pay its debts generally as they become due, or the taking of corporate action by the Servicer in furtherance of any such action; or

           (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Majority Noteholders or the Note Insurer (A) shall receive notice from the Servicer that the Servicer is no longer able to discharge its duties under this Agreement or (B) shall determine, in their reasonable judgment and based upon published reports (including wire services) or such other information which either the Majority Noteholders or the Note Insurer may, in good faith, deem reliable, that the Servicer

          a) has experienced a material adverse change in its business, assets, liabilities, operations, condition (financial or otherwise) or prospects,

          b)    has defaulted on any of its material obligations, or

          c)    has ceased to conduct its business in the ordinary course; or

         (vii) following a Conversion Date, as of any Determination Date, the total Expected Loan Losses (as defined below) exceed (1) commencing on the Conversion Date up to the fifth (5th) anniversary of the Conversion Date with respect to the Home Loans in the Home Loan Pool as of the Conversion Date, 12% of the Pool Principal Balance as of the Conversion Date, or (2) thereafter up to the tenth (10th) anniversary of the Conversion Date with respect to the Home Loans in the Home Loan Pool as of the Conversion Date, 18% of the Pool Principal Balance as of such Conversion Date (where the "Expected Loan Losses" as of any Determination Date shall be the sum of (A) the cumulative Net Loan Losses as of such Determination Date, plus (B) the cumulative accrued and uncollected interest on the Liquidated Home Loans as of such Determination Date, plus (C) 25% of the aggregate Principal Balance as of such Determination Date of the Home Loans which are then more than 30 but less than 60 days delinquent, plus (D) 50% of the aggregate Principal Balance as of such Determination Date of the Home Loans which are then more than 60 but less than

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

     90 days delinquent, plus (E) 100% of the aggregate Principal Balance as of such Determination Date of the Home Loans which are then more than 90 days delinquent).

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Majority Noteholders, the Indenture Trustee or the Issuer by notice in writing to the Servicer may, in addition to whatever rights such Person may have at law or equity to damages, including injunctive relief and specific performance, and with the consent of the Note Insurer (which consent shall not be unreasonably withheld), terminate all the rights and obligations of the Servicer under this Agreement and in and to the Home Loans and the proceeds thereof, as servicer under this Agreement. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Home Loans or otherwise, shall, subject to Section 10.02, pass to and be vested in a successor servicer acceptable to the Note Insurer, or the Indenture Trustee if a successor servicer cannot be retained in a timely manner, and the successor servicer, or Indenture Trustee, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Home Loans and related documents. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to each Collection Account or thereafter received with respect to the Home Loans.

     Section 10.02  INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

     On and after the date the Servicer receives a notice of termination pursuant to Section 10.01, or the Indenture Trustee receives the resignation of the Servicer evidenced by an opinion of counsel or accompanied by the consents required by Section 9.04 then, subject to Section 4.08, the Indenture Trustee, with the consent of the Majority Noteholders, shall appoint a successor Servicer to be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the successor Servicer shall not be liable for any actions of any Servicer prior to it; provided further, however, that if a successor Servicer cannot be retained in a timely manner, the Indenture Trustee shall act as successor Servicer and shall assume the responsibilities of the Servicer hereunder. In the event the Indenture Trustee assumes the responsibilities of the Servicer pursuant to this Section 10.02 (a) it shall do so in its individual capacity and not as Indenture Trustee and (b) the Indenture Trustee will become licensed, qualified and in good standing in each Mortgaged Property state the laws of which require licensing or qualification, in order for the Indenture Trustee to perform its obligations as Servicer hereunder or, alternatively, shall retain an agent who is so licensed, qualified and in good standing in any such Mortgaged Property state. The successor Servicer shall be obligated to make Servicing Advances hereunder. As compensation therefor, the successor Servicer appointed pursuant to this
Section 10.02, shall be entitled to all Servicing Compensation as provided in this Agreement. The Servicer shall not be entitled to any termination

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fee if it is terminated pursuant to Section 10.01, but shall be entitled to any accrued and unpaid Servicing Fee to the date of termination. Any collections received by the prior Servicer after its removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor Servicer.

     The compensation of any successor Servicer (including, without limitation, the Indenture Trustee) so appointed shall be the Servicing Fee, together with other Servicing Compensation provided for herein. In the event the Indenture Trustee is required to solicit bids to appoint a successor Servicer, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in Section 9.04(b)(ii) above. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the Servicing Fee and Servicing Compensation provided for herein. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances made by the Indenture Trustee. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the successor Servicer.

     The Indenture Trustee, the Issuer, any Custodian, the Servicer and any such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession of a successor Servicer. The Servicer agrees to cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and the succession of a successor Servicer and shall promptly provide the Indenture Trustee or such successor Servicer, as applicable, all documents and records reasonably requested by the applicable party to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Collection Account by the Servicer or which are thereafter received by it with respect to the Home Loans. Neither the Indenture Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any payment hereunder or any portion thereof caused by (i) the failure of the prior Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions relating to the prior Servicer imposed by any regulatory authority having jurisdiction over the prior Servicer hereunder. No appointment of a successor Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Indenture Trustee to each Noteholder, the Issuer, the Seller and the Note Insurer and, except in the case of the appointment of the Indenture Trustee as successor Servicer (when no consent shall be required), the Seller, the Majority Noteholders and the Issuer shall have consented thereto.

     Pending appointment of a successor Servicer hereunder, the Indenture Trustee shall act as Servicer hereunder as hereinabove provided. In connection with such appointment the Indenture

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Trustee may make such arrangements for the compensation of such successor
Servicer as it and such successor Servicer shall agree; provided, however, that no such compensation shall be in excess of the Servicing Compensation as provided in this Agreement.

     Section 10.03  WAIVER OF DEFAULTS.

     The Majority Noteholders may with the prior consent of the Note Insurer, on behalf of all Noteholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article X, provided, however, that the Majority Noteholders may not waive a default in making a required payment on a Note without the consent of the related Noteholder. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

     Section 10.04  ACCOUNTING UPON TERMINATION OF SERVICER.

     Upon termination of the Servicer under this Article X, the Servicer shall, at its own expense:

     (a) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee, the funds in any Collection Account;

     (b) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee, all of the Servicer's files, documents and statements relating to the Home Loans held by it hereunder, and a Home Loan portfolio computer tape as of the most recent Due Period;

     (c) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee, the Issuer, the Note Insurer and the Noteholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for payments or charges with respect to the Home Loans; and

     (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Home Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.







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                                 ARTICLE XI

                          TERMINATION AND PREPAYMENT

     Section 11.01  TERMINATION.

     (a)  This Agreement shall terminate upon any of the following events:

          (i) the satisfaction and discharge of the Indenture pursuant to clause (II) of Section 4.1 of the Indenture and notice to the Indenture Trustee of such satisfaction and discharge;

          (ii) payment of all amounts due and payable to the Noteholders, the Servicer, the Indenture Trustee, the Issuer, the Custodian, and the Note Insurer pursuant to this Agreement, the Indenture, and the Insurance Agreement and written notice to the Indenture Trustee from the Issuer of the Issuer's intent to terminate this Agreement; or

          (iii) the mutual written consent of the Servicer, the Seller, the Note Insurer, the Indenture Trustee and all Noteholders.

     (b) Notice of termination of this Agreement pursuant to Section 11.01(a)(i) shall be sent by the Indenture Trustee to the Noteholders and the
Note Insurer in accordance with Section 2.6(b) of the Indenture. Notice of termination of this Agreement pursuant to Section 11.01(a)(ii) or (iii) shall be mailed or transmitted by facsimile by the Indenture Trustee to the Noteholders and the Note Insurer on the Business Day immediately following the day on which the Indenture Trustee receives notice of such termination, and such notice to the Noteholders shall state that the Noteholders are to surrender their respective Notes for cancellation and shall specify the place where such Notes are to be surrendered. A copy of such form of notice shall be sent to the Note Insurer by the Indenture Trustee in connection with any prepayment in full of the Notes pursuant to Section 11.02 on or after the Scheduled Advance Termination Date and on or before the first Payment Date following the Scheduled Advance Termination Date, the Issuer shall, upon such prepayment, deliver to the Trustee the notice referred to in Section 11.01(a)(ii).

     Section 11.02  OPTIONAL PREPAYMENT.

     (a) Prior to the occurrence of a Conversion Event, the Issuer may, at its option, effect a Note Principal Prepayment on any Note Principal Prepayment Date, in amounts not less than $1,000,000 with respect to any such Note Principal Prepayment, by (i) delivering a Note Principal Prepayment Notice with respect to such Note Principal Prepayment to the Indenture Trustee, the Note Insurer, the Noteholders and the Arranger at least three days prior to the Note Principal Prepayment Date and (ii) depositing into the Note Principal Prepayment Account, on or before the applicable Note Principal Prepayment Date, an amount equal to the greater of (A) the sum of the Purchase Price of each Home Loan to be released on the Note Principal Prepayment Date pursuant to Section 11.02(b) and (B) the sum of (1) the amount of the applicable Note Principal Prepayment,

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(2) accrued and unpaid interest with respect to such Note Principal
Prepayment to but not including the applicable Note Principal Prepayment Date, computed in accordance with the following sentence, (3) any amounts then owing to the Note Insurer under the Insurance Agreement and (4) the Breakage Payment, if any, with respect to such Note Principal Prepayment. If on a Note Principal Prepayment Date interest is accruing on any Additional Note Principal Balance as provided in the definition of "Monthly Interest Payment Amount," the Issuer shall specify, in the related Note Principal Prepayment Notice, the application of the applicable Note Principal Prepayment Amount as between such Additional Note Principal Balance and the then-applicable Prior Payment Date Note Principal Balance, and the calculation of accrued and unpaid interest to be paid by the Issuer with respect to such Note Principal Prepayment Amount shall be made accordingly. The Issuer may not make any Note Principal Prepayment pursuant to this
Section 11.02 unless (i) such prepayment will not cause the occurrence of a Conversion Event or Credit Support Funding Event, (ii) after giving effect to such Note Principal Prepayment and the related release of the lien of the Indenture pursuant to Section 11.02(b), the Home Loan Pool will continue to satisfy the underwriting criteria set forth in Section 3.03(ii), and (iii) on or before the applicable Note Principal Prepayment Date, the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate to the effect that the Issuer has complied with all of its obligations in connection with such Note Principal Prepayment and satisfied all criteria as provided in this Section 11.02(a). In connection with any Note Principal Prepayment, on the applicable Note Principal Prepayment Date, if the Issuer has satisfied its obligations with respect to such Note Principal Prepayment as set forth in the preceding sentence and the second preceding sentence, the Indenture Trustee shall, prior to 12:00 noon New York time on the related Note Principal Prepayment Date, apply the amount deposited in the Note Principal Prepayment Account in the following order of priority: (1) first, to the Noteholders entitled thereto in payment of the principal amount being so repaid together with accrued interest thereon and Breakage Payments, (2) then, to the Note Insurer in respect of any amounts owing to it under the Insurance Agreement, and (3) then, to the Issuer Special Purpose Account.

     Any Note Principal Prepayment to be made on a date other than a Payment Date shall be in an amount not less than $10,000,000.

     (b) At least three Business Days prior to a Note Principal Prepayment to be made in accordance with Section 11.02(a), the Issuer may deliver to the Indenture Trustee with a copy to the Note Insurer an Issuer Request in the form of EXHIBIT E hereto requesting, in connection with such Note Principal Prepayment, that the Indenture Trustee release the lien of the Indenture with respect to the Home Loans specified in Schedule I to such Issuer Request; provided, however, that the Issuer may not obtain such release with respect to any Home Loan if such release, giving effect to the related Note Principal Prepayment, would cause the occurrence of a Conversion Event or a Credit Support Funding Event. The Home Loans identified on such Schedule I shall be selected by the Issuer using a selection process which shall not be materially adverse to the interests of the Noteholders or the Note Insurer. As of the date the Issuer so requests in such Issuer Request, if the Issuer has complied with its obligations set forth in Section 11.02(a) with respect to the applicable Note Principal Prepayment (it being understood that the Issuer may obtain such release prior to the related Note Principal Prepayment
Date), the Indenture Trustee shall (i) release the applicable Home Loans from the lien of the Indenture, (ii) release (or cause the Custodian to release) to or as directed

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by the Issuer the related Indenture Trustee's Home Loan Files and (iii)
execute, without recourse, representation or warranty, and deliver such instruments of transfer presented to it by the Issuer as shall be necessary to transfer such Home Loans to or as directed by the Issuer and to evidence such release. All payments received on the released Home Loans on or before the Accounting Dates applicable to the calculation, as of the applicable Note Principal Prepayment Date, of the Principal Balances of such released Home Loans shall remain subject to the lien of the Indenture, and the Issuer or its designee shall be entitled to receive all Post-Release Collections with respect to such released Home Loans, free of the lien of the Indenture. The Seller shall amend the Home Loan Schedule to reflect the removal of the applicable Home Loans from the terms of this Agreement and the lien of the Indenture, and the Seller shall promptly deliver to the Issuer, the Servicer (if the Seller is not then acting as Servicer), the Indenture Trustee and the
Note Insurer a copy of the Home Loan Schedule as so amended.

     (c) If the Issuer delivers a Note Principal Prepayment Notice pursuant to Section 11.02(a) and the full amount of the Note Principal Prepayment specified therein is not made on the Note Principal Prepayment Date specified therein the Issuer shall deposit in the Note Principal Prepayment Account, no later than the second Business Day following such Note Principal Prepayment Date, an amount equal to the product of (i) the percentage amount, if any, by which (x) LIBOR as of such Note Principal Prepayment Date exceeds (y) LIBOR with respect to the Regular Interest Accrual Period in which such Note Principal Prepayment Date occurs, (ii) the number of days from the Note Principal Prepayment Date specified in the applicable Note Principal Prepayment Notice to the day immediately preceding the following Payment Date divided by 360, and (iii) the amount of such Note Principal Prepayment so not made.

     (d) During the ten Business Days immediately following a Conversion Event, the Issuer may, at its option, effect a Note Principal Prepayment in an amount equal to the aggregate Note Principal Balance as of such date, by
(i) delivering a Note Principal Prepayment Notice with respect to such Note Principal Prepayment to the Indenture Trustee, the Note Insurer, the Noteholders and the Arranger on or before the day of such Note Principal Prepayment and (ii) depositing into the Note Principal Prepayment Account, on or before the applicable Note Principal Prepayment Date, an amount equal to the greater of (A) the sum or the Purchase Price of each Home Loan and (B) the sum of (1) the amount of the Aggregate Note Principal Balance, (2) accrued and unpaid interest on the Aggregate Note Principal Balance to but not including the applicable Note Principal Prepayment Date, (3) any amounts then owing to the Note Insurer under the Insurance Agreement, and (4) the Breakage Payment, if any, with respect to such Note Principal Prepayment. In connection with any Note Principal Prepayment, on the applicable Note Principal Prepayment Date, if the Issuer has deposited the required funds into the Note Principal Prepayment Account, the Indenture Trustee shall, on the related Note Principal Prepayment Date, apply the amount deposited in the Note Principal Prepayment Account in the following order of priority: (1) first, to the Noteholders entitled thereto in payment of the principal amount being so repaid together with accrued interest thereon and Breakage Payments,
(2) then, to the Note Insurer in respect of any amounts owing to it under the Insurance Agreement, and (3) then, to the Issuer Special Purpose Account.

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                                 ARTICLE XII

                               CONVERSION EVENT

     Section 12.01  CONVERSION EVENT.

     (a) Upon the occurrence of a Conversion Event, the Majority Noteholders may deliver a Conversion Notice to the Issuer, the Servicer, the Arranger, the Indenture Trustee and the Note Insurer, which delivery of the Conversion Notice will cause a Conversion Date to occur in accordance with the definition of Conversion Date.

     (b) During the period commencing on the sixth Business Day after the occurrence of a Conversion Event and ending on the tenth Business Day following such Conversion Event, pursuant to the Note Purchase Agreement, and provided an Undeclared Event of Default has not occurred, the Noteholders shall sell their Notes to the Issuer or any assignee of the Issuer upon payment to such Noteholders of an amount not less than the outstanding balance of their Notes together with all accrued and unpaid interest thereon through the day prior to the date of such sale, any Breakage Payments and any reasonable expenses incurred by such Noteholders in connection with such sale; PROVIDED, however, the Noteholders are only obligated to sell their Notes to the Issuer or an assignee of the Issuer if the Issuer or its assignee either purchases the Notes within such five Business Day period or provides the Noteholders with a binding commitment to purchase the Notes within such five Business Day period from (i) a party with a long-term debt rating of at least "BBB" by Standard & Poor's and "Baa2" by Moody's or a short-term debt rating of at least "A-2" by Standard & Poor's and "P-2" by Moody's or (ii) any party acceptable to 100% of the Noteholders, and such binding commitment specifies that such party will purchase the Notes within 30 days of the issuance of such commitment. If the Issuer exercises the option to purchase the Notes or assigns such option to an Affiliate of the Issuer and such Affiliate exercises the option pursuant to this Section 12.01(b), the Notes shall be considered paid in full and shall be cancelled pursuant to Section 2.7(b) of the Indenture.

     (c)  Upon the expiration of the five Business Day period referenced in
Section 12.01(b), the Noteholders shall sell their Notes to WCMC or any assignee of WCMC upon payment to such Noteholders of an amount not less than the outstanding balance of their Notes together with all accrued and unpaid interest thereon through the day prior to the date of such sale, any Breakage Payments and any reasonable expenses incurred by such Noteholders in connection with such sale; PROVIDED, however, the Noteholders are only obligated to sell their Notes to WCMC or an assignee of WCMC if (1) WCMC or its assignee either purchases the Notes within five Business Days of the expiration of the five Business Day period referenced in Section 12.01(b) or provides the Noteholders with a binding commitment to purchase the Notes within five Business Days of the expiration of the five Business Day period referenced in Section 12.01(b) from (i) a party with a long-term debt rating of at least "BBB" by Standard & Poor's and "Baa 2" by Moody's or a short-term debt rating of at least "A-2" by Standard & Poor's and "P-2" by Moody's or
(ii) any party acceptable to 100% of the Noteholders, and such binding commitment specifies that such party will

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purchase the Notes within 30 days of the issuance of such commitment and (2)
the Issuer or its assignee shall not have exercised the rights to purchase the Notes pursuant to Section 12.01(b).

     Section 12.02  RIGHTS OF MAJORITY NOTEHOLDERS.

     In the event that the Notes are not sold pursuant to Section 12.01(b), on any date more than fifteen Business Days subsequent to the occurrence of a Conversion Event, notwithstanding anything herein to the contrary, the Majority Noteholders may instruct the Indenture Trustee prior to the Conversion Date to do one or more of the following:

           (i) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law and in accordance with the instructions of the Majority Noteholders; provided, however, any direction to the Indenture Trustee to sell any portion or all of the Trust Estate shall be by 100% of the Noteholders if the proceeds of such sale would be less than the sum of all amounts due the Indenture Trustee under the Indenture and the Aggregate Note Principal Balance and interest due or to become due thereon on the Payment Date next succeeding such sale; and provided further, however, if any portion or all of the Trust Estate is sold pursuant to this Section 12.02, the Note Insurer will not insure any shortfall in the payment of principal of or interest on the Notes, as set forth in the Guaranty Policy;

          (ii) file or record all Assignments of Mortgage that have not previously been recorded;

         (iii) pay all amounts on deposit in the Collection Account, the Note Payment Account or the Reserve Fund as described in Section 12.03(a) below; and

          (iv) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee as the agent of the Noteholders hereunder, including, without limitation, any remedies specified under
     Article V of the Indenture.

     Section 12.03  PAYMENTS UPON SALE OF TRUST ESTATE FOLLOWING CONVERSION
EVENT.

     (a) In connection with a sale of all or any portion of the Trust Estate, the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a sale thereof. The proceeds of any sale of the Trust Estate plus any amounts on deposit in the Trust Accounts shall be applied in the following priority:

          FIRST: to the Note Insurer for any amounts then due and payable under the Insurance Agreement;

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 88

          SECOND: to the Note Insurer for the Guaranty Insurance Premium then due and unpaid;

          THIRD:  to the Servicer for the Servicing Fee then due and unpaid;

          FOURTH: to the Indenture Trustee for any amounts payable to the Indenture Trustee under Section 6.7 of the Indenture and any costs or expenses, including attorneys' fees and any expenses of any agent of the Indenture Trustee, incurred by the Indenture Trustee in connection with acting as provided above or as otherwise provided in the Indenture with respect to Indenture Events of Default;

          FIFTH: to Noteholders for amounts due and unpaid on the Notes for interest, PRO RATA, according to the amounts due and payable on the Notes for interest;

          SIXTH: to Holders of the Notes for amounts due and unpaid on the Notes for principal, PRO RATA, according to the amounts due and payable on the Notes for principal, until the Outstanding Amount of the Notes is reduced to zero;

          SEVENTH:  to the Noteholders, any unpaid Breakage Payments;

          EIGHTH: to the Noteholders, any expenses incurred by the Noteholders as a result of the Conversion Event;

          NINTH: to the Servicer for previously unreimbursed Servicing Advance Reimbursement Amounts; and

          TENTH:  to the Issuer Special Purpose Account, the balance, if any.

     (b) Notwithstanding anything to the contrary in this Article XII, the Majority Noteholders may not direct the Indenture Trustee to take any of the actions referred to in Section 12.02, without the consent of the Note Insurer, if at the time of such action any Note Insurer Reimbursement Amount or any other amount is due and owing to the Note Insurer pursuant to the Guaranty Policy.

     (c)  Following a sale of the entire Trust Estate pursuant to Section
12.02 and application of the proceeds therefrom plus any amounts on deposit in the Collection Account, the Note Payment Account, the Note Principal Prepayment Account, the Capitalized Interest Account and the Reserve Fund, in accordance with Section 12.03(a), the Notes shall be considered paid in full and shall be cancelled pursuant to Section 2.7(b) of the Indenture.

     Section 12.04  DURATION OF ARTICLE XII.

     Following a Conversion Date, this Article XII shall be of no further force or effect on the parties hereto, except with respect to the Noteholders' obligation sell the Notes based on a binding

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 89 commitment for a period of 30 days after the issuance of such a commitment, in accordance with Section 12.01(b) and (c).

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

     Section 13.01  ACTS OF NOTEHOLDERS.

     Except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Majority Noteholders agree to take such action or give such consent or approval.

     Section 13.02  AMENDMENT.

     (a) This Agreement may be amended from time to time by the Issuer, the Seller, the Servicer and the Indenture Trustee by written agreement with notice thereof to the Noteholders, without the consent of any of the Noteholders, but with the consent of the Note Insurer, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof, to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Noteholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Noteholders if either (i) an opinion of counsel is obtained to such effect, or (ii) the party requesting the amendment obtains a letter from each Rating Agency confirming that the amendment, if made, would not result in the downgrading or withdrawal of the rating then assigned by such Rating Agency to the Notes.

     (b) This Agreement may also be amended from time to time by the Issuer, the Seller, the Servicer, and the Indenture Trustee by written agreement, with the prior written consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Home Loans or payments which are required to be made on any Note, without the consent of the holders of 100% of the Notes affected thereby and the Note Insurer, (ii) adversely affect in any material respect the interests of any Noteholder or the Note Insurer in any manner other than as described in (i), without the consent of the holders of 100% of the Notes or the Note Insurer, respectively, or (iii) reduce the percentage of Notes, the holders of which are required to consent to any such amendment, without the consent of the holders of 100% of the Notes and the Note Insurer. Notwithstanding the preceding, the Note Insurer, in its sole discretion and without the requirement of an amendment to this Agreement or the consent of any party hereto or any Noteholder but with written notice to the Seller, the Servicer, the Issuer and the Indenture Trustee, shall have the right to modify or adjust the definitions of "Required Overcollateralization Amount" and "Required Credit Support Multiple", and the definitions relating

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 90 thereto, if the Note Insurer determines to modify any such definition in a manner that will result in a reduction of the Required Overcollateralization Amount or the Required Credit Support Multiple; provided, however, such modification or adjustment, as the case may be, may not result in the downgrading or withdrawal of the rating then assigned by each Rating Agency to the Notes.

     (c) It shall not be necessary for the consent of Noteholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

     (d) Prior to the execution of any amendment to this Agreement, the Issuer shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such Person's own rights, duties or immunities under this Agreement.

     Section 13.03  RECORDATION OF AGREEMENT.

     To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Majority Noteholders or the Note Insurer, but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Home Loans.

     Section 13.04  DURATION OF AGREEMENT.

     This Agreement shall continue in existence and effect until terminated as herein provided.

      Section 13.05  GOVERNING LAW.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 13.06  NOTICES.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to: (i) in the case of the Issuer, FIRSTPLUS FUNDING TRUST, 1600 Viceroy, Dallas, Texas 75235, Attention: Lee F. Reddin, or such other address as may

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 91 hereafter be furnished to the Noteholders and the other parties hereto, (ii) in the case of the Seller and Servicer, FIRSTPLUS FINANCIAL, INC., 1600 Viceroy, Dallas, Texas 75235, Attention: Lee F. Reddin, or such other address as may hereafter be furnished to the Noteholders and the other parties hereto in writing by the Seller or the Servicer, (iii) in the case of a claim under the Guaranty Policy, State Street Bank and Trust Company, as Fiscal Agent, 61 Broadway, 15th Floor, New York, New York 10006, Attention: Municipal Registrar, or such other address as may be furnished to the Noteholders and the other parties hereto in writing by such Fiscal Agent or the Note Insurer,
(iv) in the case of the Note Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management - Structured Finance (IPM-SF), (v) in the case of the Indenture Trustee, First Bank National Association, 180 East Fifth Street, SPFT0210, St. Paul, Minnesota 55101, Attention: Structured Finance - FIRSTPLUS 97A, (vi) in the case of the Arranger, The Industrial Bank of Japan, Limited, New York Branch, 245 Park Avenue, New York, New York 10167, Attention: Warren Kornfeld, and
(vii) in the case of the Noteholders, as set forth in the applicable Note Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, PROVIDED, HOWEVER, that a facsimile or other form of electronic transmission shall be deemed to be received by the parties referred to in (i) to (vi) above when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission and such facsimile or other form of electronic transmission is confirmed with a printed paper copy thereof by mail or overnight courier service; and provided, further, that any delivery of computer readable format hereunder shall be accompanied or confirmed by the delivery of a printed paper copy thereof. Notices to the Noteholders shall be effective upon mailing or personal delivery. Each party may, by notice, designate any further or different address to which subsequent notices, certificates or other communications to such party shall be sent.

     Section 13.07  SEVERABILITY OF PROVISIONS.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

     Section 13.08  NO PARTNERSHIP.

     Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

     Section 13.09  COUNTERPARTS.

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 92

     Section 13.10  SUCCESSORS AND ASSIGNS.

     This Agreement shall inure to the benefit of and be binding upon the Servicer, the Seller, the Issuer and the Noteholders and their respective successors and permitted assigns.

     Section 13.11  HEADINGS.

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     Section 13.12  ACTIONS OF NOTEHOLDERS.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, the Seller, the Servicer or the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Indenture Trustee, the Seller, the Servicer and the Issuer if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Noteholder of any such instrument or writing may be proved in any reasonable manner which the Indenture Trustee, the Seller, the Servicer or the Issuer deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Noteholder shall bind every holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Indenture Trustee, the Seller, the Servicer, the Issuer or the Note Insurer in reliance thereon, whether or not notation of such action is made upon such Note.

     (d) The Seller, the Servicer or the Issuer may require additional proof of any matter referred to in this Section 13.12 as it shall deem necessary.

     Section 13.13  REPORTS TO RATING AGENCIES.

     (a) The Indenture Trustee shall provide to each Rating Agency copies of statements, reports and notices, to the extent received by it from the Seller, the Servicer or the Issuer hereunder, as follows:

          (i)   copies of amendments to this Agreement;

          (ii)  notice of any substitution or repurchase of any Home Loans;

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 93

          (iii) notice of any termination, replacement, succession, merger or consolidation of either the Servicer, any Custodian or the Issuer;

          (iv)  notice of final payment on the Notes;

          (v) notice of the occurrence of any Event of Default, Conversion Event or Credit Support Funding Event;

          (vi) copies of the annual independent auditor's report delivered pursuant to Section 7.05, and copies of any compliance reports delivered by the Servicer hereunder including Section 7.04;

          (vii) copies of any Servicer's Monthly Remittance Report pursuant to
     Section 6.02(b); and

          (viii) copies of any Addition Notices delivered pursuant to Section 2.02(c).

     (b) With respect to the requirement of the Indenture Trustee to provide statements, reports and notices to the Rating Agencies such statements, reports and notices shall be delivered to the Rating Agencies at the following addresses: (i) if to Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004-1064, Attention: Asset-Backed Monitoring
Department, and (ii) if to Moody's, 99 Church Street, Corporate Department - 4th Floor, New York, New York 10007, Attention: Residential Mortgage Monitoring Department.

     Section 13.14  GRANT OF NOTEHOLDER RIGHTS TO NOTE INSURER.

     In consideration for the guarantee of the Notes by the Note Insurer pursuant to the Guaranty Policy, the Noteholders hereby grant to the Note Insurer the right to act as the holder of 100% of the outstanding Notes for the purpose of exercising the rights of the holders of the Notes under this Agreement without the consent of any Noteholders, including the voting rights of such Holders, but excluding (i) rights of the Majority Noteholders under Sections 12.01, 12.02 and 12.03(a), (ii) those rights requiring the consent of Noteholders as provided in clauses (i), (ii) and (iii) of Section 13.02(b), (iii) any rights of such holders to payments under Section 8.2 of the Indenture with respect to the Notes; provided that the preceding grant of rights to the Note Insurer by the Noteholders shall be subject to Section 13.16, and (iv) the rights of such holders to determine the acceptability of a successor source to the Bloomberg Screen, as provided in the definition of Bloomberg Screen.

     Section 13.15  THIRD PARTY BENEFICIARY.

     The parties hereto acknowledge that the Note Insurer is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 94

     Section 13.16  SUSPENSION AND TERMINATION OF NOTE INSURER'S RIGHTS.

     (a) During the continuation of a Note Insurer Default, the grant of rights to the Note Insurer pursuant to Section 13.14 shall be of no force or effect, and any other rights granted or reserved to the Note Insurer hereunder shall vest instead in the Majority Noteholders; provided that the
Note Insurer shall be entitled to any payments in reimbursement of the Note Insurer Reimbursement Amount, and the Note Insurer shall retain those rights under Section 11.01 to consent to the termination of this Agreement and those rights under Section 13.02 to consent to any amendment of this Agreement, those rights under Section 12.03(b) to consent to any disbursement of funds, and those rights under Section 13.02 to consent to any amendment of this Agreement.

     (b) At such time as either (i) the Aggregate Principal Balance has been reduced to zero and all accrued interest has been paid on the Notes or (ii) the Guaranty Policy has been terminated, and in either case of (i) or (ii) the Note Insurer has been reimbursed for all Guaranteed Payments and any other amounts owed under the Guaranty Policy and the Insurance Agreement (and the Note Insurer no longer has any obligation under the Guaranty Policy, except for breach thereof by the Note Insurer), then the grant of rights to the Note Insurer pursuant to Section 13.14 shall be of no further force or effect and any other rights and benefits granted or reserved to the Note Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Noteholders (including in certain instances the Majority Noteholders) shall be entitled to the exercise of such rights and to receive such benefits of the Note Insurer following such termination to the extent that such rights and benefits are applicable to the Noteholders (including the Majority Noteholders).

     Section 13.17  CERTAIN NOTICES.

     Upon discovery of the occurrence of an Event of Default, an Indenture Event of Default, a Conversion Event, a Credit Support Funding Event, or a failure by the Seller to perform its obligations under this Agreement, in any such case by the Seller, the Servicer, the Issuer, or the Indenture Trustee, the party discovering such occurrence shall promptly give written notice thereof to the others and to the Noteholders, the Note Insurer, each Rating Agency and the Arranger. If such notice is given by the Issuer with respect to an Event of Default, such notice shall specify the action, if any, the Issuer is taking in respect of such Event of Default, and if an Event of Default shall arise from the failure of the Servicer to perform any of its duties or obligations under this Agreement with respect to the Home Loans, the Issuer shall take all reasonable steps available to it to remedy such failure.

     Section 13.18  NO PETITION.

     Until the date that is one year and one day after the last day on which any Note is outstanding, each of the Indenture Trustee, the Seller and the Servicer by entering into this Agreement, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or any of the Basic Documents.

SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 95

     IN WITNESS WHEREOF, the Seller, the Servicer, the Issuer and the Indenture Trustee have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this SALE AND SERVICING AGREEMENT.

                                       FIRSTPLUS FUNDING TRUST,
                                       as Issuer


                                       By:        /s/  LEE F. REDDIN
                                          -----------------------------------
                                          Lee F. Reddin
                                          Vice President



                                       FIRSTPLUS FINANCIAL, INC., as Seller and
                                       Servicer


                                       By:        /s/  LEE F. REDDIN
                                          -----------------------------------
                                          Lee F. Reddin
                                          Vice President


                                       FIRST BANK NATIONAL ASSOCIATION, as
                                       Indenture Trustee


                                       By:     /s/  S. CHRISTOPHERSON
                                          -----------------------------------
                                          S. Christopherson
                                          Vice President












SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 96

THE STATE OF TEXAS   )
                     )
COUNTY OF DALLAS     )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Lee F. Reddin, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS FUNDING TRUST, a Delaware business trust, as Issuer, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 13th day of June, 1997.


                                               /s/  ROBIN De VELLIS
                                          -----------------------------------
                                          Notary Public, State of Texas

                                                      [SEAL]

THE STATE OF TEXAS   )
                     )
COUNTY OF DALLAS     )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Lee F. Reddin, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS FINANCIAL, INC., a Texas corporation, as the Seller and the Servicer, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 13th day of June, 1997.


                                               /s/  ROBIN De VELLIS
                                          -----------------------------------
                                          Notary Public, State of Texas

                                                      [SEAL]



SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 97

THE STATE OF MINNESOTA )
                       )
COUNTY OF RAMSEY       )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared S. Christopherson, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRST BANK NATIONAL ASSOCIATION, a national banking association, as the Indenture Trustee, and that he executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 16th day of June, 1997.


                                                   /s/  S. DIGNAN
[SEAL]                                    -----------------------------------
                                          Notary Public, State of Minnesota


















SALE AND SERVICING AGREEMENT (IBJ WAREHOUSE) - Page 98

                                   EXHIBIT A

                              Home Loan Schedule

                       [Delivered Under Separate Cover]

                                  EXHIBIT B-1

                            Form of Addition Notice

                             [Begins on Next Page]

                                ADDITION NOTICE
                           FOR SUBSEQUENT HOME LOANS


     Pursuant to Section 2.02(a) of the Sale and Servicing Agreement dated as of June ____, 1997 between FIRSTPLUS FUNDING TRUST, as Issuer (the "Issuer"), FIRSTPLUS FINANCIAL, INC., as Seller and Servicer (the "Seller"), and First Bank National Association, as Indenture Trustee (the "Indenture Trustee"), the Seller and the Issuer hereby provide notice to the Indenture Trustee, MBIA Insurance Corporation, as Note Insurer, that the Subsequent Home Loans identified on ATTACHMENT A attached hereto will be sold to the Issuer pursuant to a Subsequent Transfer Agreement dated as of [DATE] (the "Subsequent Transfer Agreement") between the Seller, the Issuer and the Indenture Trustee. The aggregate Principal Balance of such Subsequent Home Loans as of the applicable Cut-Off Date, set forth on such ATTACHMENT A, with respect to the source of the Seller is set forth on the Schedule attached hereto as ATTACHMENT B.



                                       FIRSTPLUS FINANCIAL, INC.
                                       as Seller



                                       By:
                                          -----------------------------------
                                          Lee F. Reddin
                                          Vice President















                                      B1-1

                                   ATTACHMENT A

                          [List of Subsequent Home Loans]





















                                      B1-2

                                  ATTACHMENT B

1.   TRANSFER SOURCE OF SUBSEQUENT MORTGAGE LOANS:  [  ]

Subsequent Transfer Date:

Cut-Off Date:

Aggregate Cut-Off Date Outstanding Principal
  Balances of Subsequent Mortgage Loans:

Purchase Price for Subsequent Mortgage Loans:       PAR (100%)


2.   TRANSFER SOURCE OF SUBSEQUENT MORTGAGE LOANS:  [  ]

Subsequent Transfer Date:

Cut-Off Date:

Aggregate Outstanding Principal Balances of Subsequent Mortgage Loans:

Purchase Price for Subsequent Mortgage Loans:       PAR (100%)


3.   TRANSFER SOURCE OF SUBSEQUENT MORTGAGE LOANS:  [  ]

Subsequent Transfer Date:

Cut-Off Date:

Aggregate Outstanding Principal Balances of Subsequent Mortgage Loans:

Purchase Price for Subsequent Mortgage Loans:       PAR (100%)




                                      B1-3

                                 EXHIBIT B-2

                    Form of Subsequent Transfer Agreement

                            [Begins on Next Page]

                        SUBSEQUENT TRANSFER AGREEMENT

     This SUBSEQUENT TRANSFER AGREEMENT dated as of _________, 1997 (this "Agreement") is entered into between FIRSTPLUS FINANCIAL, INC., as Seller and Servicer (the "Seller" and "Servicer"), FIRSTPLUS FUNDING TRUST, as Issuer (the "Issuer") and FIRST BANK NATIONAL ASSOCIATION, as Indenture Trustee (the "Indenture Trustee"). Reference is hereby made to the Sale and Servicing Agreement dated as of June ___, 1997 (the "Sale and Servicing Agreement") between the Issuer, the Seller and Servicer, and the Indenture Trustee and the Indenture dated as of June ___, 1997 (the "Indenture") between the Issuer and the Indenture Trustee. Capitalized terms used and not defined herein have the meanings set forth in the Indenture.

                                  RECITALS:

     A. Pursuant to the terms of Sale and Servicing Agreement, the Seller, the Issuer and the Indenture Trustee agreed to the sale by the Seller to the Issuer of additional Home Loans following the Closing Date.

     B. Pursuant to the terms of the Indenture, the Issuer and the Indenture Trustee agreed to the Grant by the Issuer to the Indenture Trustee of additional Home Loans following the Closing Date.

     C. The Seller, the Issuer and the Indenture Trustee desire to enter into this Subsequent Transfer Agreement to reflect (i) the sale, transfer, assignment, set over, and conveyance of certain additional Home Loans to the Issuer and (ii) the Grant to the Indenture Trustee of all of the Issuer's right, title and interest in and to such additional Home Loans.

     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the Seller, the Issuer and the Indenture Trustee hereby agree as follows:

     Section 1. SUBSEQUENT HOME LOANS. The Seller, the Issuer and the Indenture Trustee hereby agree to the sale, transfer, assignment, set over, conveyance and grant by the Seller to the Issuer and the Grant by the Issuer to the Indenture Trustee of the additional home loans as described on ATTACHMENT A attached hereto (the "Subsequent Home Loans") and the Home Loan Schedule attached hereto as ATTACHMENT B (the "Home Loan Schedule"). The Home Loan Schedule shall supersede any Addition Notices for any Subsequent Transfer Agreement insofar as the Home Loan Schedule relates to the identification of Subsequent Home Loans transferred to the Issuer.

     Section 2. SALE BY SELLER TO ISSUER OF SUBSEQUENT HOME LOANS. The Seller does hereby sell, transfer, assign, set over and convey to the Issuer:

          (i) all of the right, title and interest of the Seller in and to each Subsequent Home Loan identified on the Home Loan Schedule, including without limitation, the Home Loans, the Servicer's Home Loan Files and the related Debt Instruments, and all payments on, and

                                     B2-1
     proceeds with respect to, such Subsequent Home Loans received on and after the applicable Cut-Off Date;

         (ii) all right, title and interest of the Seller in the Mortgages on the properties securing the Subsequent Home Loans, if any, including any Mortgaged Property acquired by or on behalf of the Issuer by foreclosure or deed in lieu of foreclosure or otherwise;

        (iii) all right, title and interest of the Seller in and to any rights in or proceeds from any insurance policies (including title insurance policies) covering the Subsequent Home Loans, the related Mortgaged Properties or the related Obligors and any amounts recovered from third parties in respect of any Liquidated Home Loans; and

         (iv)   all the proceeds of each of the foregoing.

     With respect to each Subsequent Home Loan, the Seller has delivered or caused to be delivered to the Issuer, each item set forth in Section 2.02 of the Sale and Servicing Agreement. The transfer to the Issuer by the Seller of the Subsequent Home Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Issuer, and the Noteholders to constitute and to be treated as an absolute conveyance and sale by the Seller. The expenses and costs relating to the delivery of the Subsequent Home Loans, this Agreement and the Sale and Servicing Agreement shall be borne by the Seller. Additional terms of the sale, including the purchase price, are set forth on ATTACHMENT A attached hereto.

     Section 3.  GRANT BY ISSUER TO INDENTURE TRUSTEE OF SUBSEQUENT HOME
                 LOANS.

     Upon and simultaneous with the purchase by the Issuer from the Seller of the Subsequent Home Loans, and pursuant to the terms of the Indenture, the Issuer does hereby Grant to the Indenture Trustee:

          (i) all of the right, title and interest of the Issuer in and to each Subsequent Home Loan identified on the Home Loan Schedule, including without limitation, the Home Loans, the Servicer's Home Loan Files and the Debt Instruments, and all payments on, and proceeds with respect to, such Subsequent Home Loans received on and after the applicable Cut-Off Date;

         (ii) all right, title and interest of the Issuer in the Mortgages on the properties securing the Subsequent Home Loans, if any, including any Mortgaged Property acquired by or on behalf of the Issuer by foreclosure or deed in lieu of foreclosure or otherwise;

        (iii) all right, title and interest of the Issuer in and to any rights in or proceeds from any insurance policies (including title insurance policies) covering the Subsequent Home Loans, the related Mortgaged Properties or the related Obligors and any amounts recovered from third parties in respect of any Liquidated Home Loans; and

         (iv)   all the proceeds of each of the foregoing.

                                     B2-2

     Section 4.  REPRESENTATIONS AND WARRANTIES; CONDITIONS PRECEDENT.

     (a) The Seller hereby makes the representations, warranties and covenants set forth in Section 3.04 of the Sale and Servicing Agreement with respect to the Subsequent Home Loans as of the date hereof and the applicable Advance Date. In addition, the Seller hereby reconfirms the accuracy of the representations and warranties set forth in Sections 3.02 and 3.03 of the Sale and Servicing Agreement with respect to the Subsequent Home Loans as of the date hereof and the applicable Advance Date.

     (b)   The Seller and Servicer hereby certify as follows:

          (i) The Servicer shall deposit in the Collection Account all collections in respect of the Subsequent Home Loans received on or after the related Cut-off Date.

         (ii) As of the date hereof, the Seller is not insolvent nor will it be made insolvent by the transfer that is the subject of the Subsequent Transfer Agreement nor is it aware of any pending insolvency.

        (iii) The transfer of the Subsequent Home Loans to the Issuer will not result in a material adverse tax consequence to the Issuer.

     (c) The Issuer hereby reconfirms the accuracy of the representations and warranties set forth in Article V of the Note Purchase Agreement as of the date hereof and as of the applicable Advance Date.

     (d) The Issuer hereby certifies that it has deposited in the Capitalized Interest Account the Capitalized Interest Account Deposit with respect to such Additional Note Principal Balance.

     (e) All terms and conditions of the Sale and Servicing Agreement are hereby ratified and confirmed; provided however, that in the event of any conflict, the provisions of this Agreement shall control over the conflicting provisions of the Sale and Servicing Agreement.

     Section 5. RECORDATION OF AGREEMENT. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Seller, at its expense, in the event such recordation materially and beneficially affects the interests of the Noteholders.

     Section 6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                                     B2-3

     Section 7. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the Seller, the Issuer, the Indenture Trustee and their respective successors and permitted assigns.

     Section 8. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.



                                     B2-4

     IN WITNESS WHEREOF, the Seller, the Issuer and the Indenture Trustee have caused this SUBSEQUENT TRANSFER AGREEMENT to be signed by their respective officers thereunto duly authorized, as of the day and year first set forth above.

                         FIRSTPLUS FINANCIAL, INC.,
                         as Seller and Servicer



                         By:
                            ----------------------------
                            Lee F. Reddin
                            Vice President


                         FIRSTPLUS FUNDING TRUST,
                         as Issuer


                         By:
                            ----------------------------
                            Lee F. Reddin
                            Vice President


                         FIRST BANK NATIONAL ASSOCIATION,
                         as Indenture Trustee



                         By:
                            ----------------------------
                         Name:
                              --------------------------
                         Title:
                               -------------------------

                                     B2-5

THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared LEE F. REDDIN, known to me to be the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS FINANCIAL, INC., a Texas corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of ____, 1997.


                            -----------------------------------------
                            Notary Public, State of Texas





THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared LEE F. REDDIN, known to me to be the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS FUNDING TRUST, as Issuer, and that he executed the same as the act of such association for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of ______,
1997.

                                 -----------------------------------------
                                 Notary Public, State of
                                                         -----------------
My commission expires:
                            .    -----------------------------------------
----------------------------                (printed name)


                                     B2-6

THE STATE OF _____________  )
                            )
COUNTY OF ________________  )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared ________________________, known to me to be the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRST BANK NATIONAL ASSOCIATION, as Indenture Trustee, and that he executed the same as the act of such association for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of ____, 1997.

                            -----------------------------------------
                            Notary Public, State of
                                                    -----------------
My commission expires:
                            .    -----------------------------------------
----------------------------                (printed name)


                                     B2-7

                                 ATTACHMENT A

1.   TRANSFER SOURCE OF SUBSEQUENT MORTGAGE LOANS:  [       ]

Advance Date:
                                             ------------

Cut-Off Date:
                                             ------------

Aggregate Outstanding Principal Balances
      of Subsequent Mortgage Loans:
                                             ------------

Purchase Price for Subsequent
      Mortgage Loans:                         PAR (100%)
                                             ------------


2.   TRANSFER SOURCE OF SUBSEQUENT MORTGAGE LOANS:  [       ]

Advance Date:
                                             ------------

Cut-Off Date:
                                             ------------

Aggregate Outstanding Principal Balances
      of Subsequent Mortgage Loans:
                                             ------------

Purchase Price for Subsequent
      Mortgage Loans:                         PAR (100%)
                                             ------------


3.   TRANSFER SOURCE OF SUBSEQUENT MORTGAGE LOANS:  [       ]

Advance Date:
                                             ------------

Cut-Off Date:
                                             ------------

Aggregate Outstanding Principal Balances
      of Subsequent Mortgage Loans:
                                             ------------

Purchase Price for Subsequent
      Mortgage Loans:                         PAR (100%)
                                             ------------

                                     B2-8

4.   TRANSFER SOURCE OF SUBSEQUENT MORTGAGE LOANS:  [       ]

Advance Date:
                                             ------------

Cut-Off Date:
                                             ------------

Aggregate Outstanding Principal Balances
      of Subsequent Mortgage Loans:
                                             ------------

Purchase Price for Subsequent
      Mortgage Loans:                         PAR (100%)
                                             ------------






                                     B2-9

                                 ATTACHMENT B


                             [Home Loan Schedule]










                                     B2-10

                                   EXHIBIT C

                           Form of Conversion Notice

                             [Begins on Next Page]

                             CONVERSION NOTICE

                          FIRSTPLUS FUNDING TRUST

                     Asset-Backed Notes, Series 1997A


                                  [DATE]


First Bank National Association       FIRSTPLUS FINANCIAL, INC.,
  as Indenture Trustee                  as Servicer
180 E. First Street, SPFT0210         1600 Viceroy
St. Paul, Minnesota 55101             Dallas, Texas 75235
Attention: Structured Finance -       Attention:  Lee F. Reddin
   FIRSTPLUS 97A

FIRSTPLUS FUNDING TRUST,
  as Issuer
1600 Viceroy
Dallas, Texas 75235
Attention:  Lee F. Reddin

     Reference is made to that certain Sale and Servicing Agreement dated as of June ___, 1997 (the "Sale and Servicing Agreement") between FIRSTPLUS FUNDING TRUST, as Issuer, FIRSTPLUS FINANCIAL INC., as Seller and Servicer, and FIRST BANK NATIONAL ASSOCIATION, as Indenture Trustee.

     The undersigned, being the Holder or Holders of Outstanding Notes representing more than 50% of the Outstanding Amount hereby give notice as follows:

     1. The following Conversion Event occurred on [DATE]: [SPECIFY CONVERSION EVENT].

     2. We hereby deliver a Conversion Notice pursuant to Section 12.01 of the Sale and Servicing Agreement. In accordance with the definition of Conversion Date specified in the Sale and Servicing Agreement, the Conversion Date with respect to this Conversion Notice will be [SPECIFY DATE].

     Capitalized terms used but not defined herein shall have the meanings set forth in the Sale and Servicing Agreement.

                                       [HOLDER]


                                       By:
                                          ---------------------------
                                       Name:
                                            -------------------------
                                       Title:
                                             ------------------------

                                   EXHIBIT D

                   Form of Note Principal Prepayment Notice

                             [Begins on Next Page]

                       NOTE PRINCIPAL PREPAYMENT NOTICE

                            FIRSTPLUS FUNDING TRUST
                       Asset-Backed Notes, Series 1997A

                                    [DATE]

MBIA Insurance Corporation, as Note Insurer
113 King Street
Armonk, New York 10504

First Bank National Association,
  as Indenture Trustee
180 E. Fifth Street, SPFT0210
St. Paul, Minnesota 55101
Attention:  Structured Finance - FIRSTPLUS 97A

The Noteholders:

     Reference is made to that certain Sale and Servicing Agreement dated as of June ___, 1997 (the "Sale and Servicing Agreement") between FIRSTPLUS FUNDING TRUST, as Issuer, FIRSTPLUS FINANCIAL, INC., as Seller and Servicer, and BANKERS TRUST COMPANY, as Indenture Trustee.

     Pursuant to Section 11.02(a) of the Sale and Servicing Agreement, the Issuer hereby gives notice that it will effect a Note Principal Prepayment of $_________ on [DATE].

     The Note Principal Prepayment Amount shall be applied as follows:
$_________ to the Prior Payment Date Note Principal Balance and $_________ to the Additional Note Principal Balance.

     The Issuer hereby certifies that: (i) the Note Principal Prepayment referred to above will not cause the occurrence of a Conversion Event or a Credit Support Funding Event and (ii) the Issuer has complied with all its obligations in connection with such Note Principal Prepayment, as provided in
Section 11.02(a) of the Sale and Servicing Agreement.

     Capitalized terms used but not defined herein shall have the meanings set forth in the Sale and Servicing Agreement.

                                       FIRSTPLUS FUNDING TRUST


                                       By:
                                          ---------------------------
                                       Name:
                                            -------------------------
                                       Title:
                                             ------------------------

                                   EXHIBIT E

        Form of Issuer Request for Release Pursuant to Section 11.02(b)

                            [Begins on Next Page]

                         ISSUER REQUEST FOR RELEASE

                          FIRSTPLUS FUNDING TRUST

                     Asset-Backed Notes, Series 1997A

                                  [DATE]


First Bank National Association,       MBIA Insurance Corporation,
  as Indenture Trustee                   as Note Insurer
180 E. Fifth Street, SPFT0210          113 King Street
St. Paul, Minnesota 55101              Armonk, New York 10504
Attention:  Structured Finance -
  FIRSTPLUS 97A

     Reference is made to that certain Sale and Servicing Agreement dated as of June ___, 1997 (the "Sale and Servicing Agreement") between FIRSTPLUS FUNDING TRUST, as Issuer, FIRSTPLUS FINANCIAL INC., as Seller and Servicer, and FIRST BANK NATIONAL ASSOCIATION, as Indenture Trustee.

     Reference is further made to the Prepayment Notice dated [DATE] and delivered by us pursuant to Section 11.02 (a) of the Sale and Servicing Agreement.

     Pursuant to Section 11.02(b) of the Sale and Servicing Agreement, we hereby request the Indenture Trustee to release the lien of the Indenture on [DATE] with respect to the Home Loans specified in Schedule I to this Request.

     We hereby certify that such release, giving effect to the related Note Principal Prepayment, will not cause the occurrence of a Conversion Event or a Credit Support Funding Event, and the aggregate of the Principal Balances of the Home Loans identified in Schedule I as of the Prepayment Date specified in the Prepayment Notice does not exceed (i) the amount of the applicable Note Principal Prepayment divided by (ii) 100% minus the current [Overcollateralization Base Percent Requirement or Overcollateralization Target Percent Requirement].

     Capitalized terms used but not defined herein shall bear the meanings ascribed to such terms in the Sale and Servicing Agreement.

                                       FIRSTPLUS FUNDING TRUST

                                       By:
                                          ---------------------------
                                       Name:
                                            -------------------------
                                       Title:
                                             ------------------------

                                  SCHEDULE I

               Home Loans to be Released from Lien of Indenture

                             [Begins on Next Page]

                                   EXHIBIT F

                     Form of Servicer's Remittance Report

                             [Begins on Next Page]